UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

NEW JERSEY RESOURCES

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

New Jersey Resources

2022 PROXY STATEMENT

WEDNESDAY,
JANUARY 25, 2023

VIRTUAL MEETING SITE:
VIRTUALSHAREHOLDERMEETING.COM/NJR2023

MESSAGE FROM OUR PRESIDENT AND CEO

STEVE WESTHOVEN I DECEMBER 15, 2022

“The energy transition is creating new, exciting opportunities for NJR to grow and thrive.”

Dear Shareowner,

Fiscal 2022 was another outstanding year for New Jersey Resources (“NJR”).

This year, we delivered strong performance across our portfolio of complementary businesses. Driven by the talent and hard work of our team, we achieved net income of $2.86 per share and net financial earnings(1) of $2.50 per share. We also increased the dividend 7.6%, which is our 27th consecutive year of dividend growth.

These results reflect our commitment to grow our business and deliver a superior return for shareowners through forward-thinking leadership focused on sustainability.

As a diversified energy company, we continue to align our strategy with public policy goals and execute our vision toward a clean energy future, while capitalizing on our existing infrastructure and investing in emerging technologies to meet customers’ energy needs in an environmentally responsible way. For us, addressing climate change and reducing emissions are not just public policy goals, but also business priorities.

We believe the best path forward to achieve our emission reduction goals is one that provides safe, reliable, resilient energy service at an affordable cost. Using existing infrastructure, like our world-class pipeline network, to deliver decarbonized energy will be key. With projects like our premiere green hydrogen facility, we are putting that vision into action today.

Looking ahead, we remain committed to executing on our strategy and building on our core strengths – a strong financial profile, disciplined capital allocation, a diverse portfolio of regulated and unregulated energy investments and our commitment to meeting the expectations of our customers and shareowners in an environmentally responsible way.

Please join us at our Meeting on January 25, 2023, at 9:30 a.m., Eastern Time, via Webcast at www.virtualshareholdermeeting.com/NJR2023. Your vote is important. Whether or not you attend the Meeting, I encourage you to vote via internet, telephone or mail to ensure your shares are properly represented.

Thank you for your continued confidence and investment in NJR. On behalf of our entire company, I pledge that we will continue to work to deliver the results our shareowners expect.

Sincerely,

STEVE WESTHOVEN President and CEO

(1)

Net financial earnings is a financial measure not calculated in accordance with generally accepted accounting principles (“GAAP”) of the United States and is discussed in greater detail under “Net Financial Earnings Component.” For a full discussion of net financial earnings and a reconciliation to net income, please see Appendix A.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	1

WEDNESDAY, JANUARY 25, 2023

NOTICE of Annual Meeting of Shareowners

9:30 A.M., EASTERN TIME
New Jersey Resources Corporation 1415 Wyckoff Road Wall, New Jersey 07719 Online, via Webcast at www.virtualshareholdermeeting.com/NJR2023

The Meeting is being held for the following purposes:

ITEMS OF BUSINESS
To elect as directors the four nominees to the Board of Directors named in the attached Proxy Statement, one for a term expiring in 2025 and three for terms expiring in 2026
To approve a non-binding advisory resolution approving the compensation of our named executive officers
To provide a non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareowner vote to approve the compensation of our named executive officers
To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023
To transact any other business that may properly be brought before the Meeting or any adjournments or postponements thereof

The New Jersey Resources Corporation 2023 Annual Meeting of Shareowners (the “Meeting”) will be held in a virtual meeting format, via the internet, with no physical in-person meeting. The virtual Meeting will afford the same rights and opportunities to participate as would be available at an in-person meeting.

Shareowners will be able to attend and vote at the virtual Meeting and to submit questions before and during the Meeting via the internet. To participate in the Meeting (e.g., to submit questions or vote), you will need the control number provided on your proxy card, voting instruction form or Notice Regarding Availability of Proxy Materials. For more information, please see “Questions and Answers About the Meeting,” which begins on page 83 of the attached Proxy Statement.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.	BY INTERNET www.proxyvote.com or scan the Quick Response “QR” Barcode on your proxy card.	BY TELEPHONE Call 1-800-690-6903 as noted on your proxy card.	BY MAIL Sign, date and return your proxy card in the enclosed envelope.

AT THE VIRTUAL MEETING

You also may vote online during the annual meeting by following the instructions provided on the website during the Meeting. See page 85 for instructions on how to attend the annual meeting.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	2

The Board of Directors of NJR (the “Board”) has fixed the close of business on November 29, 2022, as the record date (the “Record Date”) for the determination of the shareowners entitled to notice of, and to vote at, the Meeting. Only shareowners of record at the close of business on the Record Date will be entitled to vote at the Meeting.

In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are furnishing proxy materials to our shareowners via the internet. You may read, print or download our 2022 Proxy Statement and Annual Report at http://investor.njresources.com/annual-proxy.cfm.

On or about December 15, 2022, we will mail our shareowners a notice (the “Notice”) that explains (i) how to access our 2022 Proxy Statement and Annual Report, (ii) how to vote and (iii) how to attend the virtual Meeting. The Notice will also provide instructions on how to request a paper copy of these documents.

We hope you will attend our virtual Meeting. Regardless of whether you plan to attend, it is important that your shares are represented and voted at the Meeting. If you received a paper copy of the proxy card or voting instruction form by mail, you can vote by signing, dating and returning that document. You can revoke your proxy at any time before it is exercised in the manner set forth in “Questions and Answers About the Meeting,” which begins on page 83 of this Proxy Statement.

Registered shareowners and participants in plans holding shares of our Common Stock may vote by telephone, by internet, or by mail. To use these convenient services, follow the steps detailed in the voting instructions that are attached to the proxy card. Beneficial owners of shares of our Common Stock held in street name through a bank or brokerage account should follow the voting instructions they receive from the institution that holds such shares. Brokers may not vote your shares on the election of directors, the non-binding proposal regarding the compensation of our named executive officers or the non-binding proposal as to the frequency of the vote regarding the compensation of our named executive officers without specific instructions as to how to vote. Please return your proxy card so your vote can be counted as promptly as possible.

Thank you.

Tejal K. Mehta
Corporate Secretary and Assistant General Counsel

Wall, New Jersey

Dated:

December 15, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON JANUARY 25, 2023.
The 2022 Proxy Statement, Notice of Annual
Meeting and Annual Report are available at http://investor.njresources.com/annual-proxy.cfm.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	3

TABLE OF CONTENTS

Proxy Statement Summary	6
Election of Directors	10
Item 1 On Proxy Card	10
Summary of Director Qualifications and Experience	10
Corporate Governance and Related Matters	20
Board Meetings and Attendance at Annual Meeting of Shareowners	20
Board Standards of Independence	20
Changes in Board Member Principal Occupation	21
Certain Relationships and Related Person Transactions	21
Board Refreshment and Succession Planning	22
Board Leadership Structure	23
Board’s Role in Risk Oversight	24
Information About the Board’s Committees	26
Corporate Governance Guidelines	29
Compensation Committee Interlocks and Insider Participation	29
Code of Business Conduct and Ethics	29
Communications with the Board	29
Director Compensation	30
Stock Ownership	33
Principal Shareowners	33
Directors and Executive Officers	34
Securities Authorized for Issuance Under Equity Compensation Plans	35
Compensation Discussion and Analysis	36
Executive Summary	36
Principles of Our Compensation Framework	40
Elements of Our Compensation Program for Named Executive Officers	40
The Compensation Review Process	41
Establishing Total Direct Compensation	43
Components of Compensation	44
Retirement Programs	58
Severance Policies	59
Deferred Compensation	60
Other Benefits	60
Share Ownership Guidelines	60
Compensation Recoupment	61
Anti-Hedging and Pledging Policy	61
United States Federal Income Tax Limits on Deductibility	62
Advisory Votes on Executive Compensation	62
Report of the Leadership Development and Compensation Committee	62
Compensation Risk Assessment	63

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	4

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Executive Compensation	64
Summary Compensation Table	64
Grants of Plan-Based Awards	66
2017 Stock Award and Incentive Plan	67
Outstanding Equity Awards at Fiscal Year End	68
Stock Vested	71
Pension Benefits	71
Non-Qualified Deferred Compensation	73
Potential Payments Upon Termination or Change of Control	73
CEO Pay Ratio	77
Non-Binding Proposal to Approve the Compensation of our Named Executive Officers	78
Item 2 On Proxy Card	78
Non-Binding Proposal to Approve the Frequency (One, Two or Three Years) of the Non-Binding Shareowner Vote to Approve the Compensation of our Named Executive Officers	79
Item 3 On Proxy Card	79
Ratification of Appointment of Independent Registered Public Accounting Firm	80
Item 4 On Proxy Card	80
Audit Committee Report	82
Questions and Answers About the Meeting	83
Certain Matters Relating to Proxy Materials and Annual Reports	88
Electronic Access to Proxy Materials and Annual Reports	88
“Householding” of Proxy Materials and Annual Reports for Record Owners	88
Separate Copies for Beneficial Owners	88
Incorporation by Reference	88
Other Matters	89
Appendix A: Reconciliation of Net Income (GAAP) to Net Financial Earnings (non-GAAP) and Earnings Per Share (GAAP) to Net Financial Earnings Per Share (non-GAAP)	A-1

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	5

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PROXY STATEMENT SUMMARY

This summary highlights certain information from this Proxy Statement, but it does not contain all the information you should consider when deciding how to vote. Unless the context otherwise indicates, references to “New Jersey Resources,” “NJR,” “we,” “us,” “our” or “the Company” mean New Jersey Resources Corporation and its affiliates. For more complete information about the performance of NJR, please see our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as filed with the SEC.

DATE AND TIME	ONLINE, VIA WEBCAST AT
January 25, 2023 9:30 a.m., Eastern Time	www.virtualshareholdermeeting.com/NJR2023

Meeting Agenda

The matters we will act upon at the Meeting are:

Proposal	Board’s Recommendation	Page Reference
1. Elect as directors the four nominees named herein, one for a term expiring in 2025 and three for terms expiring in 2026	FOR each nominee	10
2. Approve a non-binding advisory resolution approving the compensation of our named executive officers	FOR	78
3. Provide a non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareowner vote to approve the compensation of our named executive officers	For ONE YEAR	79
4. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023	FOR	80

We may also transact any other business that properly comes before the Meeting or any adjournments or postponements thereof.

Directors

With the upcoming retirements of Robert B. Evans and David A. Trice, the below chart reflects the Board composition as of the Meeting date:

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	6

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Name	Age	Principal Occupation	Director Since	Independent	Committees (*as of 1/1/2023)	Significant Ties to NJ	Current Term Ends
Gregory E. Aliff	69	Retired, Partner, Deloitte & Touche LLP	2019		AUDITµ EXECUTIVE NCGC		2025
Donald L. Correll Chair of the Board	72	Chief Executive Officer and Co-Founder, Water Capital Partners LLC	2008		AUDIT EXECUTIVEµ LDCC		2024
James H. DeGraffenreidt, Jr.	69	Retired, Chair and Chief Executive Officer, WGL Holdings, Inc.	2019		AUDIT* NCGC		2024
M. Susan Hardwick	60	President and Chief Executive Officer, American Water Works Company, Inc.	2020		AUDIT		2024
Jane M. Kenny	71	Co-Owner and Managing Partner, The Whitman Strategy Group, LLC	2006		NCGCµ EXECUTIVE LDCC		2023
Thomas C. O’Connor	66	Retired, Chair, President and Chief Executive Officer, DCP Midstream, LLC	2017		AUDIT LDCC*		2025
Michael A. O’Sullivan	62	Retired, Senior Vice President, NextEra Energy Resources, Inc.	2022				2023
Sharon C. Taylor	68	Retired, Senior Vice President, Human Resources, Prudential Financial	2012		LDCCµ EXECUTIVE NCGC		2023
Stephen D. Westhoven	54	President and Chief Executive Officer, New Jersey Resources	2018		EXECUTIVE		2023
George R. Zoffinger	74	President and Chief Executive Officer, Constellation Capital Corporation	1996		AUDIT NCGC		2024
RETIRING DIRECTORS
Robert B. Evans	74	Retired, President and Chief Executive Officer, Duke Energy Americas, a business unit of Duke Energy Corporation	2009				RETIRING AT MEETING
David A. Trice	74	Retired, Chair, President and Chief Executive Officer, Newfield Exploration Company	2004				RETIRING AT MEETING
µ Chair Audit–Audit Committee; Executive–Executive Committee; LDCC–Leadership Development & Compensation Committee; NCGC–Nominating/Corporate Governance Committee

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	7

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	Aliff	Correll	DeGraffenreidt	Hardwick	Kenny	O’Connor	O’Sullivan	Taylor	Westhoven	Zoffinger
DEMOGRAPHICS
RACE/ETHNICITY
African American			●					●
White/Caucasian	●	●		●	●	●	●		●	●
GENDER
Female				●	●			●
Male	●	●	●			●	●		●	●
BOARD TENURE
Years	3	14	3	2	16	5	<1	10	4	26

Skills and Experience of Non-Retiring Directors

Performance Highlights

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	8

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Governance Highlights

Board Structure and Independence
●

All of our directors and nominees are independent, except our President and Chief Executive Officer

●

Split independent Chair and Chief Executive Officer roles

●

100 percent independent Audit Committee, Nominating/Corporate Governance Committee and Leadership Development and Compensation Committee members

●

Independent Chair of the Board can call special meetings of the Board and actively supervises meeting materials, agendas and schedules

●

Robust Code of Conduct applicable to directors, officers and employees

●

Regular executive sessions of independent directors

●

Mandatory retirement age of 75

Board Oversight
●

Strong Board and management succession planning process

●

Rigorous stock ownership guidelines for directors and executives

●

Employees, directors and officers prohibited from hedging or pledging our stock

●

Board manages risk oversight with specific risk areas delegated to relevant Board committees

●

Robust Enterprise Risk Management program to help the Board identify and monitor risk

●

Directors expected to attend the Meeting

●

Effective annual Board and Board committee evaluation process

Shareowner Rights
●

Majority of shareowners have the right to call special meetings of shareowners

●

Shareowners may act by written consent

●

No “poison-pill” shareowners rights plan

●

Only one class of stock, Common Stock, that is entitled to vote on the election of directors and other matters submitted to a vote of shareowners

●

Annual “Say-on-Pay” vote

Board Composition	● Diverse Board with balanced mix of skills, experience and perspectives ● 30 percent female directors as of the Meeting ● Active Board refreshment with four new directors in last four years

Compensation Highlights

Compensation for our executive officers has a strong link to NJR’s financial performance and creation of long-term value for our shareowners. As shown below, a significant amount of each executive officer’s total target compensation is performance-based or “at risk.”

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	9

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ELECTION OF DIRECTORS

ITEM 1  ON PROXY CARD

Our Restated Certificate of Incorporation, as amended, provides that the Board will be divided into three classes that are as nearly equal in number as possible. The Board currently consists of 12 members divided into three classes with overlapping terms.  David A. Trice, who has been a director since 2004 and whose term expires at the Meeting has announced that he will not stand for re-election to the Board and will therefore retire from the Board effective at the Meeting. In addition, Robert B. Evans, who has been a director since 2009, has announced that he will retire from the Board effective at the Meeting. The following four individuals have been nominated for election as directors at the Meeting: Michael A. O’Sullivan has been nominated for a two-year term expiring in 2025, and until his successor is elected and has been qualified; Jane M. Kenny, Sharon C. Taylor and Stephen D. Westhoven have each been nominated for a three-year term expiring in 2026, and until their respective successors are elected and have been qualified. Mr. O’Sullivan was elected as a director by the Board, effective October 27, 2022.

Each of the nominees currently serves as a director of the Company and, with the exception of Mr. O’Sullivan, was previously elected to the Board by our shareowners for a term expiring at the Meeting. There were no nominee recommendations from shareowners. Unless otherwise indicated on a proxy, the proxy holders intend to vote the shares each proxy represents for all nominees for election as directors.

Under New Jersey law, directors are elected by a plurality of the votes cast at an election. However, the Company’s Corporate Governance Guidelines provide that any nominee for director in an uncontested election who receives a greater number of shareowner votes “withheld” from his or her election than votes “for” his or her election must promptly tender a resignation to the Board for consideration. The Board’s Nominating/Corporate Governance Committee (“NCGC”) will then evaluate the best interests of the Company and will recommend to the Board whether to accept or reject the tendered resignation. The Company will disclose the Board’s decision of whether to accept or reject the resignation and explain how the decision was reached.

Proxies solicited by the Board will be voted in favor of the nominees listed below, unless otherwise specified in the proxy. All of the nominees have consented to serve if elected. We know of no reason why any nominee would not be available for election or, if elected, would be unable to serve. While we do not anticipate that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute any other person approved by the Board.

Summary of Director Qualifications and Experience

The NCGC looks for our current and potential directors collectively to have a range of skills and qualifications that provide the foundation for sound governance and effective oversight and align with our Company’s strategy.

We believe it is critically important that the NCGC recruit directors who help achieve the goal of a well-rounded, diverse Board that functions as a collegial and cohesive unit.

The qualifications, attributes and experience of the directors are summarized below, and the director biographies contain additional information.

We believe effective oversight comes from a Board that represents a diverse range of experience and perspectives and has the collective qualifications, attributes, skills and experiences necessary for sound governance. The NCGC establishes and regularly reviews with the Board the qualifications, attributes, skills and experience that it believes are desirable for directors to ensure that they align with the Company’s long-term strategy. The most important of these are described below, and the number of non-retiring directors possessing those skills and experience is indicated.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	10

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UTILITY Experience in operating a regulated utility business, such as our principal subsidiary, New Jersey Natural Gas Company	COMMUNITY/PUBLIC RELATIONS Experience in community affairs, public relations and/or marketing
REGULATORY/GOVERNMENT Experience in interacting with regulators and policymakers and/or working within government agencies; exposure to heavily regulated industries and their governing bodies	LEGAL Experience and/or formal education as an attorney
CEO EXPERIENCE Experience as a Chief Executive Officer of an organization

ENVIRONMENTAL AND SUSTAINABILITY

Experience with oversight of environmental policy, regulation and business operation matters; experience in overseeing or advising on environmental, climate or sustainability practices

FINANCE/ACCOUNTING/ RISK MANAGEMENT Financial and risk management expertise, and/or experience as a public company Chief Financial Officer or audit partner

RENEWABLE ENERGY/ ENERGY EFFICIENCY

Experience in the renewable energy industry, including solar energy generation and distribution and/or experience linking green initiatives to commercial opportunities

CORPORATE GOVERNANCE

Experience in public company corporate governance-related issues and best practices; a deep understanding of strong governance and compliance practices that protect and align with the interests of investors and other stakeholders; experience in investor relations

LEADERSHIP DEVELOPMENT/SUCCESSION PLANNING/TALENT MANAGEMENT

Experience in talent management, leadership development and succession planning to ensure a pipeline of leadership for an organization; experience in planning and building a talented workforce that meets the needs essential to the Company’s operations

TECHNOLOGY/CYBERSECURITY Experience with technology innovations and/or with oversight of cybersecurity programs; understanding of cyber threats; risk mitigation and policy	STRATEGIC PLANNING Experience in strategic planning and growth and value creation
ENERGY SERVICES/ COMMODITY TRADING Experience in the energy services industry, including wholesale energy marketing, energy trading and delivery of midstream energy service and/or storage

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	11

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Nominee for Election as Director for a Two-Year Term Expiring in 2025

Retired Senior Vice President, Development, NextEra Energy Resources, Inc. Age 62 Director since: 2022 Independent	MICHAEL A. O’SULLIVAN

BIOGRAPHY:

Retired. Served as Senior Vice President of Development at NextEra Energy Resources, Inc. (“NextEra”) from July 2001 until his retirement in April 2020 where he led the company’s renewable development and M&A efforts. Prior to NextEra, served as Vice President of the Midwest Division of AES; Division Vice President of NRG North America; Vice President of Business Development at Indeck Energy Services; Development Manager at Homart Development, a subsidiary of Sears; and Supervising Engineer at a nuclear plant for Commonwealth Edison in 1982.

Relevant Expertise:

Mr. O’Sullivan is a recognized leader in the energy industry with significant executive management experience in finance, development, operations, regulatory and Environmental, Social and Governance (“ESG”). For nearly two decades, he served as Senior Vice President of Development at NextEra, where he led the company’s renewable development and M&A efforts, including the deployment of approximately $40 billion into more than 250 solar, wind, storage, nuclear and fossil fuel projects across 36 states and 4 provinces in Canada. He also served as a member of the NextEra executive team and operating committee since 2001.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

None

COMMITTEES:
●

None

Nominees for Election as Director for a Three-Year Term Expiring in 2026

Co-Owner and Managing Partner, The Whitman Strategy Group, LLC Age 71 Director since: 2006 Independent	JANE M. KENNY

BIOGRAPHY:

Co-owner and Managing Partner, The Whitman Strategy Group, LLC, a consulting firm specializing in governmental relations and environmental and energy issues, since 2005; Regional Administrator of the Environmental Protection Agency, overseeing the federal agency’s work in New York, New Jersey, Puerto Rico and the Virgin Islands, from 2001 to 2004; Commissioner of the New Jersey Department of Community Affairs from 1996 to 2001; Chief of Policy to the Governor of New Jersey from 1994 to 1996.

Relevant Expertise:

Ms. Kenny’s extensive public policy experience, particularly as Administrator for Region 2 of the United States Environmental Protection Agency and a top advisor to three governors of New Jersey, is essential for the Board of a company like ours that regularly faces such issues. That experience, as well as her firm’s active consulting practice on environmental, energy and public policy matters through which she is actively and presently engaged in cutting-edge issues in the field, has provided Ms. Kenny an understanding of the energy industry, which is important in assisting the Board with monitoring and evaluating our business.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

None

COMMITTEES:
●

Chair, Nominating/Corporate Governance Committee

●

Leadership Development and Compensation Committee

●

Executive Committee

Utility	Regulatory/ Government	CEO Experience	Finance/Accounting/ Risk Management	Corporate Governance	Technology/ Cybersecurity	Energy Services/ Commodity Trading
Community/ Public Relations	Legal	Environmental	Renewable Energy/ Energy Efficiency	Leadership Development/ Succession Planning	Strategic Planning

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	12

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Retired Senior Vice President, Human Resources, Prudential Financial Age 68 Director since: 2012 Independent	SHARON C. TAYLOR

BIOGRAPHY:

Retired. Senior Vice President, Human Resources, Prudential Financial, a global financial services company, from 2002 to 2017; current Trustee of the Horizon Foundation for New Jersey; Trustee of The National Academy of Human Resources Foundation; Trustee of the Montclair Art Museum; and Director, HireVue. Former member of the Executive Leadership Council Foundation.

Relevant Expertise:

Ms. Taylor has an extensive background and expertise in human resources, particularly in the areas of executive compensation, employee benefits, talent and senior officer succession management, diversity and inclusion and labor and employee relations. She has also worked in the areas of vendor governance, corporate social responsibility and impact investing, operations and systems, business continuity, risk management and privacy. That background, together with her broad experience as a senior executive officer of one of the nation’s largest financial services companies and her service on the boards of several organizations in key leadership roles, provides the Board with an important perspective in the critical areas of human capital planning and management, succession and strategic planning, operational effectiveness, risk controls and privacy. Her extensive experience in the aforementioned areas provide her with an ideal background to serve as the Chair of the Leadership Development and Compensation Committee.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

None

COMMITTEES:
●

Chair, Leadership Development and Compensation Committee

●

Nominating/Corporate Governance Committee

●

Executive Committee

President and Chief Executive Officer of New Jersey Resources Age 54 Director since: 2018	STEPHEN D. WESTHOVEN

BIOGRAPHY:

President and Chief Executive Officer of New Jersey Resources since October 2019. Prior to his current role, Mr. Westhoven served as President and Chief Operating Officer of New Jersey Resources from October 2018 to September 2019; Executive Vice President and Chief Operating Officer of New Jersey Resources from November 2017 to September 2018; Senior Vice President and Chief Operating Officer of NJR Energy Services Company (“NJRES”) and NJR Clean Energy Ventures (“NJRCEV”) from October 2016 to November 2017 and Senior Vice President of NJRES from May 2010 to September 2016. He is a director at both Choose New Jersey (an economic development organization) and the American Gas Association. He is also a member of the National Petroleum Council.

Relevant Expertise:

Mr. Westhoven has been with the Company since 1990. His leadership and contributions have been instrumental to the growth of our businesses. His experience leading NJRES and NJRCEV, as well as his knowledge of natural gas markets, provides the Board with unique insight into the energy industry. Further, through Mr. Westhoven’s years of service as an executive officer of the Company, he has developed extensive knowledge in the areas of leadership, finance, strategy, risk oversight, safety, management and corporate governance, each of which provides great value to the Board. This experience and Mr. Westhoven’s role in developing NJR’s strategy are assets to the Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

None

COMMITTEES:
●

Executive Committee

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE “FOR” ALL OF THE DIRECTOR NOMINEES LISTED ABOVE.

Utility	Regulatory/ Government	CEO Experience	Finance/Accounting/ Risk Management	Corporate Governance	Technology/ Cybersecurity	Energy Services/ Commodity Trading
Community/ Public Relations	Legal	Environmental	Renewable Energy/ Energy Efficiency	Leadership Development/ Succession Planning	Strategic Planning

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	13

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Directors with Terms Expiring in 2024

Chair of the NJR Board Chief Executive Officer and Co-Founder, Water Capital Partners LLC Age 72 Director since: 2008 Independent	DONALD L. CORRELL

BIOGRAPHY:

Chief Executive Officer and Co-Founder, Water Capital Partners LLC, a firm that invests in, advises about and manages water and wastewater infrastructure assets and operations, since 2011. President and Chief Executive Officer and member of the board of directors of American Water Works, Inc., a New Jersey-based public water utility holding company, from 2006 to 2010; President and Chief Executive Officer and member of the board of directors of Pennichuck Corporation, a New Hampshire-based public water utility holding company, from 2003 to 2006; Chair, President and Chief Executive Officer of United Water Resources, a public water services company, from 1991 through 2001. From 2001 to 2003, Mr. Correll served as an independent advisor to water service and investment firms on issues relating to marketing, acquisitions and investments in the water services sector.

Relevant Expertise:

Mr. Correll’s experience with utility companies, through his leadership of American Water Works and other water services companies, has given him an understanding of the regulatory and operational issues that we face. In his positions as a chief executive officer, Chair and director of a public company and as a certified public accountant, he gained experience in financial policy and risk oversight that is essential to his position as a member of the Audit Committee. In these roles he also gained significant experience that is relevant to his position as the Chair of the Board of NJR and Chair of the Executive Committee.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

Encompass Health Corporation (NYSE: EHC)
(June 2005 – Present)

COMMITTEES:
●

Chair of the Executive Committee

●

Audit Committee

●

Leadership Development and Compensation Committee

Retired Chair and Chief Executive Officer, WGL Holdings, Inc. Age 69 Director since: 2019 Independent	JAMES H. DEGRAFFENREIDT, JR.

BIOGRAPHY:

Retired. Chair and Chief Executive Officer of WGL Holdings, Inc., a public utility holding company, and Washington Gas Light Company, a natural gas utility, from 2001 to 2009; President, WGL Holdings, Inc., from 1994 to 2001. Former chair, American Gas Association, during 2007. Director, Harbor Bankshares Corporation, from 1996 to present. Director, Massachusetts Mutual Life Insurance Company, since 2002.

Relevant Expertise:

As the former Chief Executive Officer of a New York Stock Exchange-listed public utility holding company and from his past service as a chair of the American Gas Association, Mr. DeGraffenreidt brings significant public utility experience to the Board and significant public company experience. Mr. DeGraffenreidt’s experience as a board member, including two years as industry co-chair of the Alliance to Save Energy, an organization that promotes energy efficiency and environmental stewardship, brings an important perspective to our Board’s oversight of those issues and aligns with the Company’s business strategy. Earlier in his career, Mr. DeGraffenreidt was an attorney with significant experience and expertise in regulatory issues, and he also previously served as a utility consumer advocate, which provides him with unique insight regarding the perspectives of the Company’s stakeholders and the regulatory matters affecting the Company. His background and wide-ranging expertise in the natural gas industry enable him to provide valuable insight as a member of the Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

Vectren Corporation (NYSE: VCC)
(March 2010 – February 2019)

COMMITTEES:
●

Audit Committee

●

Nominating/Corporate Governance Committee

Utility	Regulatory/ Government	CEO Experience	Finance/Accounting/ Risk Management	Corporate Governance	Technology/ Cybersecurity	Energy Services/ Commodity Trading
Community/ Public Relations	Legal	Environmental	Renewable Energy/ Energy Efficiency	Leadership Development/ Succession Planning	Strategic Planning

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	14

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President and Chief Executive Officer, American Water Works Company, Inc. Age 60 Director since: 2020 Independent	M. SUSAN HARDWICK

BIOGRAPHY:

President and Chief Executive Officer of American Water Works Company, Inc., the largest publicly traded U.S. water and wastewater utility company, since February 2022; Executive Vice President and Chief Financial Officer from July 2019 to April 2022; and Executive Vice President - Finance from June 2019 to July 2019. Ms. Hardwick previously served as the Executive Vice President and Chief Financial Officer of Vectren Corporation, a diversified energy holding company with utility subsidiaries in the natural gas and electricity markets and other non-regulated businesses (acquired by CenterPoint Energy in 2019). Ms. Hardwick joined Vectren Corporation in January 2000 and served in a variety of positions, including Vice President, Controller and Assistant Treasurer; Senior Vice President, Finance; Senior Vice President, Chief Financial Officer; and Executive Vice President and Chief Financial Officer.

Relevant Expertise:

Ms. Hardwick’s experience as Chief Financial Officer of multiple utility companies; her experience developing and executing business and financial strategy for regulated utility and market-based businesses; and her experience overseeing accounting and finance functions, enterprise risk management and investor relations as well as customer operations and regulatory services, all provide her with a wide range of financial expertise that enhances the Board and makes her uniquely qualified as a member of the Audit Committee.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

American Water Works Company, Inc. (NYSE: AWK) (February 2022 - Present)

COMMITTEES:
●

Audit Committee

President and Chief Executive Officer, Constellation Capital Corp. Age 74 Director since: 1996 Independent	GEORGE R. ZOFFINGER

BIOGRAPHY:

President and Chief Executive Officer, Constellation Capital Corp., a financial services company, since 2007; President and Chief Executive Officer, New Jersey Sports & Exposition Authority, the operating company of MetLife Sports Complex, from 2002 to 2007; Chair, New Brunswick Development Corporation, a not-for-profit urban real estate development company.

Relevant Expertise:

Mr. Zoffinger’s leadership experience and work with public companies has provided him financial, corporate governance and real estate development expertise as well as experience with executive compensation issues, which are important to his role as a member of the NCGC. In addition, he brings to the Board corporate development experience and knowledge gained from his leadership and board positions, including his tenure on the Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

None

COMMITTEES:
●

Audit Committee

●

Nominating/Corporate Governance Committee

Utility	Regulatory/ Government	CEO Experience	Finance/Accounting/ Risk Management	Corporate Governance	Technology/ Cybersecurity	Energy Services/ Commodity Trading
Community/ Public Relations	Legal	Environmental	Renewable Energy/ Energy Efficiency	Leadership Development/ Succession Planning	Strategic Planning

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	15

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Directors with Terms Expiring in 2025

Retired Partner, Deloitte & Touche LLP Age 69 Director since: 2019 Independent	GREGORY E. ALIFF

BIOGRAPHY:

Retired. Partner, Deloitte & Touche LLP, an independent accounting firm, from 1987 to 2015. From 2002 to 2013, Mr. Aliff served as Vice Chair and Senior Partner of Energy & Resources, where he oversaw all professional services to the sector. From 2013 to 2015, he led Deloitte’s U.S. Energy and Natural Resources Management Services.

Relevant Expertise:

Mr. Aliff’s experience as a long-term partner at Deloitte & Touche LLP, including in particular his focus on energy and natural resources, provide him not only with an extensive financial and accounting background that adds depth to our Audit Committee, but also industry knowledge that uniquely qualifies him to serve on our Board and as Chair of the Audit Committee. His service on the board of directors of other regulated entities that are also public companies provides him with important experience and perspectives with respect to risk management, operations, the regulatory compliance required for highly regulated businesses and public company best practices.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

California Water Service Group, Inc. (NYSE: CWT)
(September 2015 – Present)

●

SCANA Corporation (NYSE: SCG)
(October 2015 – December 2018)

COMMITTEES:
●

Chair, Audit Committee

●

Executive Committee

●

Nominating/Corporate Governance Committee (effective January 1, 2023)

Retired Chair, President and Chief Executive Officer, DCP Midstream, LLC Age 66 Director since: 2017 Independent	THOMAS C. O’CONNOR

BIOGRAPHY:

Retired. Chair, President and Chief Executive Officer, DCP Midstream, LLC, one of the nation’s largest gas gatherers, processors and marketers of natural gas liquids, from 2007 through 2013. From 1987 to 2007, held a variety of positions with Duke Energy in that company’s natural gas pipeline, electric and commercial business units.

Relevant Expertise:

Mr. O’Connor has extensive experience leading regulated and unregulated natural gas and electric midstream and distribution operations and wholesale energy trading businesses from his years as an executive leading DCP Midstream and Duke Energy. He also has board-level experience in solar energy facility development, operations and valuation. His vast knowledge and executive leadership experience give him a strong operational and strategic background with knowledge of many of the issues that regulated and unregulated energy companies confront, particularly with respect to the natural gas industry.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

Keyera Corporation (TSO: KEY) (January 2014 – Present)

●

8Point3 Energy Partners LP (NASDAQ: CAFD)
(June 2015 – June 2018)

●

Andeavor Logistics LP (formerly Tesoro Logistics LP) (NYSE: ANDX) (May 2011 – January 2018)

COMMITTEES:
●

Audit Committee

●

Leadership Development and Compensation Committee

Utility	Regulatory/ Government	CEO Experience	Finance/Accounting/ Risk Management	Corporate Governance	Technology/ Cybersecurity	Energy Services/ Commodity Trading
Community/ Public Relations	Legal	Environmental	Renewable Energy/ Energy Efficiency	Leadership Development/ Succession Planning	Strategic Planning

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	16

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Directors Retiring at the Meeting

Retired Chair, President and Chief Executive Officer, Newfield Exploration Company Age 74 Director since: 2004 Independent	DAVID A. TRICE

BIOGRAPHY:

Retired. Chair from 2004 to 2010, President and Chief Executive Officer from 2000 to 2009, President and Chief Operating Officer from 1999 to 2000, and Vice President — Finance and International from 1997 to 1999, Newfield Exploration Company, a public independent crude oil and natural gas exploration and production company.

Relevant Expertise:

A career with over 30 years of experience with energy companies such as Newfield Exploration Company has given Mr. Trice extensive knowledge of the energy industry, particularly natural gas, as well as other operational expertise, which is essential to our Board in understanding and evaluating our business. Mr. Trice also brings to our Board experience gained from holding senior leadership and board positions with public companies and industry groups, including the areas of risk oversight, financial policy, executive compensation and corporate governance matters, which are particularly relevant to his service on the Leadership Development and Compensation Committee and the NCGC. In addition, Mr. Trice’s extensive experience in the energy industry and his familiarity with the relevant issues provide the Board with a valuable perspective.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

Select Energy Services, Inc. (NYSE: WTTR)
(November 2017 – Present)

●

QEP Resources, Inc. (NYSE: QEP) (May 2011 – May 2020)
(Chair from January 2019 to May 2020)

●

McDermott International, Inc. (NYSE: MDR)
(May 2009 – May 2018)

COMMITTEES:
●

Nominating/Corporate Governance Committee (until January 1, 2023)

●

Leadership Development and Compensation Committee
(until January 1, 2023)

Retired President and Chief Executive Officer, Duke Energy Americas Age 74 Director since: 2009 Independent	ROBERT B. EVANS

BIOGRAPHY:

Retired. President and Chief Executive Officer of Duke Energy Americas, a business unit of Duke Energy Corp., from 2004 to 2006; transition executive for Energy Services, a business unit of Duke Energy, during 2003; President of Duke Energy Gas Transmission, a business unit of Duke Energy, from 1998 to 2002 and President and Chief Executive Officer from 2002 to 2003.

Relevant Expertise:

Mr. Evans’ experience in senior leadership and board positions for other energy companies has positioned him to bring executive, corporate development, operational and financial experience and industry knowledge to his role as a member of the Board. His extensive executive experience with the natural gas transmission business and wholesale natural gas trading business of Duke Energy and Targa Resources Partners provides the Board with valuable knowledge of those aspects of the energy industry and has provided him with the experience and knowledge to serve on the Board.

OTHER PUBLIC COMPANY DIRECTORSHIPS:
●

Targa Resources Corp. (NYSE: TRGP) (March 2016 – Present)

●

ONE Gas, Inc. (NYSE: OGS) (February 2014 – Present)

●

Sprague Resources LP (NYSE: SRLP)
(October 2013 – October 2018)

COMMITTEES:
●

Audit Committee (until January 1, 2023)

Utility	Regulatory/ Government	CEO Experience	Finance/Accounting/ Risk Management	Corporate Governance	Technology/ Cybersecurity	Energy Services/ Commodity Trading
Community/ Public Relations	Legal	Environmental	Renewable Energy/ Energy Efficiency	Leadership Development/ Succession Planning	Strategic Planning

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Director Nominations and Evaluation Processes

NCGC Process for Identifying and Evaluating Director Candidates and Director Candidate Recommendations and Nominations by Shareowners

Effective oversight of our strategic direction requires our Board to be composed of diverse individuals who possess attributes and core competencies important to our Company. The NCGC identifies and evaluates all director candidates in accordance with the director qualification standards described in the Corporate Governance Guidelines and consistent with applicable governing standards. The NCGC evaluates each candidate’s individual qualifications, background and expertise and considers how the candidate would contribute to the overall background and expertise of the Board. Successful nominees bring the skills, talents, knowledge and expertise to ensure that the composition, structure and operation of the Board serves the best interests of our shareowners.

When identifying first-time candidates to the Board, the NCGC considers the appropriate skills and characteristics required of Board members in the context of our business and strategy and the current make-up of the Board. The NCGC also regularly assesses the appropriate skills and characteristics of Board members. This assessment includes numerous factors, such as the demographics of the communities we serve. The Board values the diversity of thought that arises from directors possessing different backgrounds, gender, age, race/ethnicity and geographic experiences. As such, the NCGC is committed to actively seeking women and minority Board candidates.

To ensure that the Board’s composition reflects the particular needs of the Board and the Company, the NCGC incorporates this broad view of diversity into its review and evaluation of new candidates and incumbent nominees. The NCGC and Board monitor the effectiveness of this process through the Board’s self-evaluation process.

The NCGC considers qualified director candidate recommendations from shareowners. Shareowner nominees are evaluated under the same standards as nominees recommended by management or the non-management members of the Board. Recommendations should be sent to Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719. Under our By-Laws, as amended and restated (the “Bylaws”), the Corporate Secretary must receive any nomination for director on or before October 28, 2023, for the 2024 Annual Meeting of Shareowners. In addition, any shareowner entitled to vote for the election of directors may nominate persons for election to the Board if such shareowner complies with the procedures set forth in the Bylaws and Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and summarized under “Questions and Answers About the Meeting,” which begins on page 83 of this Proxy Statement, under Question 17, “How do I make a shareowner proposal for the 2024 Annual Meeting of Shareowners?” The NCGC did not receive any recommendations from any shareowners in connection with the Meeting.

The NCGC and the Board believe that the current Board is composed of highly talented individuals with diverse backgrounds, skills, professional and industry experience and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareowners.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	18

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Sources of Nominees

The NCGC is authorized to engage professional search firms at the Company’s expense to assist with the identification and evaluation of and conducting of due diligence on potential nominees for Board vacancies. In 2022, the Company retained, for a fee, Trewstar Corporate Board Services, a third-party search firm specializing in the placement of female and diverse candidates on corporate boards of directors. Trewstar was retained to assist with identifying potential nominees to the Board and performing appropriate due diligence on such candidates. One of the candidates identified by Trewstar was Mr. O’Sullivan. After considering the Board’s needs and Mr. O’Sullivan’s skills and experience, including his role as a senior executive of a large publicly-traded diversified energy company, the NCGC recommended Mr. O’Sullivan for nomination to the Board. Upon the recommendation of the NCGC, on October 27, 2022, the Board elected Mr. O’Sullivan to the Board.

Annual Director Performance Evaluations

As required by our Corporate Governance Guidelines, the Board conducts an annual evaluation of its performance. The Board has the authority to retain advisors or consultants and to provide for their compensation by the Company, as the Board deems appropriate, to assist in designing and implementing this evaluation.

All Board members participate in the annual Board evaluation, which is administered by the NCGC. The assessment focuses on the following areas: Board structure and leadership, logistics, conduct of the meetings, discharge of Board responsibilities, and Board culture and ethics. Directors also are asked to identify ways to improve the effectiveness of the Board. During fiscal year 2022, to supplement written Board evaluations, the NCGC Chair interviewed each Board member to solicit their views on the Board’s performance. The results of the interviews were shared with the NCGC and discussed with the Board. Feedback from the leadership team was also provided to the Board informally at the Board’s request. Each of the Audit Committee, the NCGC and the Leadership Development and Compensation Committee (“LDCC”) also conducts a self-evaluation administered by its committee chair on an annual basis. Overall, the Board’s current structure, composition and effectiveness were deemed to be very strong in light of its consistently collaborative interactions and the current Committee structures and compositions were deemed appropriate.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	19

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CORPORATE GOVERNANCE AND RELATED MATTERS

Our business and affairs are managed under the direction of the Board. Directors are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices we follow are summarized below.

Corporate Governance Documents

The following documents are available at https://investor.njresources.com/governance/governance-documents/default.aspx:

●

Corporate Governance Guidelines

●

Charters of the Audit Committee, LDCC and NCGC

●

Bylaws

●

NJR Code of Conduct

●

Wholesale Trading Code of Conduct

Diversity metrics and our Employer Information Report (“EEO-1”) are available at https://www.njresources.com/pdf/ eeo1_wall_go_corporate_2021.pdf

A printed copy of each of these documents is available free of charge to any shareowner who requests it by contacting the Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Board Meetings and Attendance at Annual Meeting of Shareowners

During fiscal year 2022, there were six meetings of the Board. Each director attended more than 75 percent of the combined meetings of the Board and the committees on which the director served during the fiscal year. We encourage all directors to attend our annual shareowners’ meetings. All of the directors serving at the time of the 2022 Annual Meeting of Shareowners attended that annual meeting.

Board Standards of Independence

The Board sets our independence standards, which provide that a majority of the Board must be “independent” as that term is defined in our Corporate Governance Guidelines and rules of the New York Stock Exchange (“NYSE”) and the SEC as in effect from time to time. For a Board member or nominee to qualify as independent, the Board must determine that the person and his or her immediate family members do not have a material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us) or any of our affiliates. Our Corporate Governance Guidelines are available on our website at investor.njresources.com under the caption “Governance.” The Board evaluates the independence of directors and nominees annually. Under the categorical standards adopted by the Board, a member of the Board is not independent if:

●

the director is, or has been within the last three years, our employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

●

the director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

●

(i) the director is a current partner or employee of a firm that is our internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) the director or an immediate family member was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time;

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	20

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●

the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

●

the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent, of such other company’s consolidated gross revenues.

The Board will also consider a director’s charitable relationships. Contributions to tax-exempt organizations are not considered payments for purposes of the test in the final bullet point above, provided that we are required to disclose in our annual proxy statement any such contributions made by us to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million, or two percent, of such tax-exempt organization’s consolidated gross revenues.

For purposes of the above independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions set forth above, the Board need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

With the exception of Mr. Westhoven, the President and Chief Executive Officer, the Board has affirmatively determined that each current member of the Board is independent. Additionally, we made no contributions during fiscal year 2022 to any charitable organization in which an independent director had served as an executive officer within the preceding three fiscal years in an amount in excess of the greater of $1 million, or two percent, of the charitable organization’s consolidated gross revenues.

Changes in Board Member Principal Occupation

Any director who changes his or her principal occupation or employment or leaves or retires from the business with which such occupation or employment was carried out must submit a letter of resignation to the Chair of the Board. The letter will be submitted to the NCGC, which will make a recommendation to the Board regarding such director’s continued service on the Board. The Board will then determine whether to accept such resignation.

Certain Relationships and Related Person Transactions

Our Board has adopted a written related person transaction policy, which is managed by the Audit Committee. The policy generally provides that we may enter into a related person transaction only if:

●

the Audit Committee reviews, approves or ratifies such transaction in accordance with the guidelines set forth in the policy,

●

the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party,

●

the transaction is approved by the disinterested members of the Board, or

●

the transaction involves compensation approved by the LDCC.

If management recommends a related person transaction, the Audit Committee will review that transaction and determine whether to approve or disapprove it. When our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines it is not practicable or desirable to wait until the next Audit Committee meeting for approval of a particular transaction, the Chair of the Audit Committee has authority to act on behalf of the Audit Committee. The Audit Committee or the Chair approves only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our shareowners, as determined in good faith. Management will update the Audit Committee as to any material change to a proposed related person transaction at a subsequent Audit Committee meeting.

For purposes of this policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act. Our Statement of Policy With Respect to Related Person Transactions is available on our website at investor.njresources.com under the caption “Governance.”

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	21

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Except as discussed below, there have been no related person transactions or proposed transactions since the beginning of fiscal year 2022 between the Company and our directors or executive officers, either directly or indirectly.

Andrew Westhoven, the brother of our President and Chief Executive Officer, is employed by NJRCEV, a wholly-owned subsidiary of NJR, serving as Senior Project Manager-Construction and Engineering. The total compensation paid to Andrew Westhoven during 2022 was within the range set for employees with comparable qualifications and responsibilities who hold similar positions at the Company (salary of $131,400 to $203,800, plus short-term annual incentive compensation targeted between 15 and 50 percent of salary). He also received health insurance and other benefits available to all other employees in similar positions. His compensation was determined in accordance with our compensation practices applicable to all other employees who hold similar positions. Stephen D. Westhoven did not and does not have any direct responsibility for reviewing Andrew Westhoven’s work or any influence over his compensation or the other terms of his employment. The Audit Committee reviewed, approved and ratified the compensation of Andrew Westhoven.

Ms. Hardwick, a director on our Board, has served as the President and Chief Executive Officer of American Water Works Company, Inc., (NYSE: AWK), (“American Water Works”), the largest publicly traded U.S. water and wastewater utility company. Ms. Hardwick leads a team of 6,400 dedicated professionals who provide service to 14 million people in 24 states. Ms. Hardwick joined American Water Works in June 2019 and became Chief Financial Officer in July of that same year.

NJR, through NJRCEV, is in the process of developing a net-metered rooftop, carport, and ground-mounted solar project serving a water treatment plant owned and operated by American Water Works on its property in Somerset, New Jersey. Additionally, NJR, through NJRCEV is in the process of constructing a floating solar project located at an American Water Works reservoir in Millburn, New Jersey. Once all of the projects are complete and operational, all of the electrical output will be sold to American Water Works under separate power purchase agreements. Although Ms. Hardwick has no involvement with the proposed projects and will not receive any compensation in connection therewith, the proposed transactions were referred to and approved and ratified by the Audit Committee.

Board Refreshment and Succession Planning

The Board recognizes the importance of Board refreshment and succession planning to ensure that our directors collectively have the skills, experience and qualifications necessary for the Board to successfully establish and oversee management’s execution of the Company’s strategic priorities. (See “Election of Directors” above for a discussion of the key qualifications considered by the NCGC in evaluating candidates for the Board.) The Board has taken certain actions to promote thoughtful Board refreshment as discussed below.

Director Retirement Policy

The Company’s Corporate Governance Guidelines provide that no director may serve beyond the date of the first annual meeting of shareowners following her or his 75th birthday. Only under extraordinary circumstances, as determined by the Board, may a retired director remain as a director emeritus.

Board Succession Planning Activities

By the 2024 Annual Meeting of Shareowners, we expect at least three director retirements, including the two directors retiring at the Meeting, due to the mandatory retirement age. With these expected retirements, the NCGC has been actively engaged in board refreshment and succession planning, including retaining the services of Trewstar Corporate Board Services. The NCGC is responsible for considering the long-term composition of the Board and believes in balancing the value of industry knowledge and experience from longer-tenured directors with the new perspectives and fresh ideas that come from adding new directors to the Board. The NCGC also closely considers the pacing of expanding the Board so that new additions have sufficient overlap with longer-tenured directors to learn the business and understand the operations and culture of the Board.

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As our longest-tenured directors retire from the Board in accordance with our mandatory retirement age policy, we are engaged in director recruitment efforts to help ensure that the size and expertise of the Board are maintained at the level the Board believes appropriate and in alignment with the strategic direction of our Company. For example, in October 2022, the Board appointed one new director: Mr. O’Sullivan. His experience as a senior executive of a publicly traded energy company with extensive experience in the areas of sustainability, technology and innovation, all of which are priorities for our business, made him an excellent choice to join the Board. The Board continues to actively consider director candidates as part of its Board refreshment initiatives.

Board Leadership Structure

The Board does not have a policy on whether the roles of the Chief Executive Officer and Chair of the Board should be separate or, if they are to be separate, whether the Chair should be independent. Given our current circumstances and operating strategies, we believe having a separate Chair of the Board and Chief Executive Officer, supported by independent standing Board committees, is the most appropriate structure for our shareowners and us and demonstrates clear leadership to our employees, shareowners and other stakeholders. Nevertheless, the Board believes that the absence of a policy requiring either the separation or combination of the roles of Chair and Chief Executive Officer provides the Board with the flexibility to determine the best leadership structure in the future. As part of the Board’s annual assessment process, the Board evaluates our board leadership structure to ensure it remains appropriate.

Mr. Correll has served as our independent Chair of the Board since January 2020.

As our independent Chair of the Board, Mr. Correll ensures that the independent directors play a leading role in our current leadership structure. The Chair of the Board is in frequent contact, and regularly consults with, Mr. Westhoven, our Chief Executive Officer. The Chair of the Board is elected annually by the independent directors and ensures that the Board operates independently of management and that shareowners have an independent leadership contact. The Chair of the Board also presides over the executive sessions of the non-management directors.

Our independent Chair of the Board has the following specific roles and responsibilities:

●

Ensures that the Board and its committees function independently of management

●

Chairs Board meetings

●

Develops the agenda for the Board meetings and schedules Board and committee meetings

●

Provides advice and counsel on Board meeting schedules to ensure there is sufficient time for all agenda items

●

Calls meetings and sets agendas for executive sessions of the independent directors

●

Evaluates and oversees the quality, quantity and timeliness of the information submitted by management to the independent directors

●

Acts as a liaison between the independent directors and senior management

●

Confers with the NCGC Chair as to the membership of the various committees and committee chairs

●

Coordinates with the NCGC Chair in the performance evaluation of the Board and its committees

●

Coordinates with the LDCC in the performance evaluation of the Chief Executive Officer

●

Available for consultation and direct communication, under appropriate circumstances, if requested by major shareowners

●

Retains advisors and consultants at the request of the independent directors

●

Performs such other duties and responsibilities as may be delegated to the Chair by the Board from time to time

The Board has four standing Committees: the Audit Committee, the LDCC, the NCGC and the Executive Committee. With the exception of the Executive Committee, each committee is composed solely of independent directors.

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Board’s Role in Risk Oversight

The Board is responsible for our risk oversight. In particular, the Board reviews and oversees our various financial policies, financing programs, capital and operating plans, benefit plan management, safety, technology projects and certain risk management policies.

Management is responsible for our risk management, including providing oversight and monitoring to ensure our policies are carried out and processes are executed in accordance with our performance goals and risk tolerance.

Our management team holds regular meetings to identify, discuss and assess financial risk from current macro-economic, industry and company perspectives.

The Board’s three active standing committees are responsible for risk oversight within their respective areas of responsibility. Each committee regularly reports to the Board on these matters. Generally, the Board’s committees and subsidiary boards of directors oversee the risks detailed below.

Audit Committee

As part of its regular reporting process, management reports to and reviews with the Audit Committee our material risks, including proposed risk factors and other public disclosures, mitigation strategies, and our internal controls over financial reporting.

The Audit Committee also engages in periodic discussions with the Chief Financial Officer and other members of management regarding risks, as appropriate. The Audit Committee established an internal Risk Management Committee (“RMC”) to develop, implement and enforce risk management procedures for NJRES, NJNG and NJRCEV, and to continuously monitor our credit risk management, risks related to trading positions, and trading risk policies and procedures applicable to those entities. The RMC comprises individuals from our affiliated companies who meet approximately once a month and provides periodic reports to the Audit Committee. The RMC’s duties include evaluating the effectiveness of existing credit policies and procedures, reviewing material transactions and discussing emerging issues.

The Audit Committee continues to monitor cybersecurity risks, with a focus on major financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Audit Committee receives updates at least quarterly on technology upgrades and enhancements that impact the assessment of risk.

Leadership Development and Compensation Committee

The LDCC considers risks relating to succession planning, human resources, and human capital management, and risks that may result from our executive compensation programs.

Nominating/Corporate Governance Committee

The NCGC considers risks related to corporate governance structure, board refreshment and succession planning, corporate governance policies and practices, and risks related to environmental stewardship, sustainability and corporate social responsibility. The NCGC is also specifically tasked with overseeing ESG initiatives, sustainability initiatives, climate change strategies, and ensuring NJR’s ESG strategy is integrated into Company-wide strategic planning. In addition to regular engagement with management, the NCGC reviews and provides input on the annual Sustainability Report from management setting forth NJR’s progress towards its commitment to a clean energy future and to being a leader in helping to achieve society’s climate and emission reduction goals and other governance matters. This includes, but is not limited to, reporting on climate change scenario planning, emission reduction goals, strategies for driving innovation in decarbonized fuel and diversity, equity and inclusion. While the NCGC has primary oversight over ESG initiatives, the interdisciplinary nature of these issues leads every standing committee of the Board to consider the Company’s efforts in managing these topics.

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NJNG Board of Directors

The board of directors of NJNG, our principal wholly-owned subsidiary, is composed largely of non-management directors and enhances our operational and financial risk oversight. The NJNG board of directors typically meets on the same day as the Board and shares the same Chair as the NJR Board, Mr. Correll. In addition to Mr. Correll, the NJNG board includes Mr. DeGraffenreidt, Mr. Evans, Ms. Hardwick, Ms. Taylor and Mr. Westhoven. Mr. Evans will retire from the NJNG board at the Meeting.

Other Subsidiary Boards of Directors

The boards of directors of NJR’s wholly-owned subsidiaries other than NJNG are made up of management directors. The Board provides operational and financial risk oversight to the Company’s principal subsidiaries, and frequently discusses material risks and operations of those businesses.

We believe the current leadership structure of the Board supports the risk oversight functions described above by providing independent leadership at the committee and subsidiary board level, with ultimate oversight by the full Board, led by the independent Chair of the Board.

Board’s Role in Human Capital Management

Our Board believes that human capital management is an important component of our continued growth and success and is essential to our ability to attract, retain and develop talented and skilled employees. We pride ourselves on a culture that respects co-workers and values concern for others. Fostering a culture and environment that values diversity and ethics helps create an inclusive organization where we embrace, leverage and respect the differences of our employees, customers and the communities where we live, work and serve.

Management regularly reports to the LDCC on human capital management topics, including corporate culture, diversity, equity and inclusion, employee development, and compensation and benefits. Additionally, our Diversity and Inclusion website provides detailed reporting on the demographic make-up of our workforce and includes a link to our EEO-1 report at https://www.njresources.com/pdf/ eeo1_wall_go_corporate_2021.pdf. The LDCC has regular involvement in talent retention and development, and succession planning, and the Board provides input on important decisions in each of these areas. The Board has primary responsibility for Chief Executive Officer succession planning and monitors management’s succession plans for other key executives. The Board believes that maintaining a strong management team is the best way to prepare for an unanticipated executive departure.

Periodically we conduct an employee feedback survey designed to help us measure overall employee engagement. The feedback employees provide during the survey helps us evaluate employee programs and benefits and monitor our current practices for potential areas of improvement. Our LDCC reviews the results of that survey.

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Information About the Board’s Committees

The Board has four standing committees to assist with the performance of its responsibilities. Each committee (except the Executive Committee) operates under a written charter that is available on our website at investor.njresources.com under the caption “Corporate Governance.” All members of every committee except the Executive Committee are independent as defined in the NYSE listing standards and our own independence standards.

AUDIT COMMITTEE

Members:

●

Gregory E. Aliff (Chair)

●

Donald L. Correll

●

James H. DeGraffenreidt, Jr.

●

Robert B. Evans*

●

M. Susan Hardwick

●

Thomas C. O’Connor

●

George R. Zoffinger

Meetings Held: Seven

*Until January 1, 2023

INDEPENDENCE
All members meet the additional independence requirements prescribed by the NYSE and the SEC for members of an audit committee.
ADDITIONAL QUALIFICATIONS

All members are “financially literate” and have accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. The Board has also determined that each member of the Audit Committee is an “audit committee financial expert,” as such term is defined in SEC rules.

RESPONSIBILITIES
●

Oversees management’s responsibilities for accounting, internal control over financial reporting and financial reporting

●

Selects, appoints, compensates and oversees the independent registered public accounting firm; approves the retention of, and retains, such firm, for any other purposes; and approves the audit and non-audit fees we pay to such firm

●

Reviews the scope and the results of the work of the independent registered public accounting firm and internal auditors

●

Reviews the adequacy of internal control over financial reporting

●

Monitors major financial risk and cybersecurity risk exposures

●

Prepares the Audit Committee Report

The functions and responsibilities of the Audit Committee are described in more detail in the “Audit Committee Report.”

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LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE
Members: ● Sharon C. Taylor (Chair) ● Donald L. Correll ● Jane M. Kenny ● Thomas C. O’Connor ● David A. Trice* Meetings Held: Four *Until January 1, 2023	INDEPENDENCE

The Board has determined that all members meet the additional independence requirements prescribed by the SEC and the NYSE for members of a compensation committee. No member of the LDCC was at any time an officer or employee of the Company or any of our subsidiaries or is related to any other member of the LDCC, any other member of the Board, or any executive officer of the Company.

RESPONSIBILITIES
●

Oversees the performance and qualifications of senior management and interprets, implements and administers the annual compensation and benefits for all of the Company’s and our subsidiaries’ officers

●

Reviews and approves financial corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers

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Evaluates the performance of our Chief Executive Officer and our other executive officers in light of those goals and objectives

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Oversees strategies related to human capital management, including with respect to diversity, equity and inclusion initiatives, pay equity, talent and performance management and employee engagement

●

Determines and approves compensation levels for our Chief Executive Officer and our other executive officers based on this evaluation

●

Makes recommendations to the Board with respect to annual and long-term incentive compensation plans; and evaluates the performance of, and determines the salaries, incentive compensation and executive benefits for officers

●

Administers our equity-based and other executive compensation plans

●

Oversees our leadership development, including by reviewing our succession planning for senior management, officer promotions and affirmative action and diversity plans

●

Reviews all our executive compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us

●

Follows regulatory and legislative developments and considers corporate governance best practices

●

Prepares the Report of the LDCC

For additional information regarding the compensation-related activities of the LDCC, see the sections entitled “Compensation Discussion and Analysis” and “Report of the Leadership Development and Compensation Committee.”

The Chair of the LDCC works with our Chief Executive Officer, Senior Vice President and Chief Human Resources Officer and our Senior Vice President and General Counsel to establish the agenda for LDCC meetings. The Senior Vice President and Chief Human Resources Officer and management personnel reporting to her prepare data and materials for review by the LDCC using market data from both broad-based and targeted national and regional compensation surveys. Competitive industry analysis is enhanced through review by the LDCC’s independent compensation consultant of peer company proxy data, information from professional research consortia, and nationally recognized compensation databases.

The LDCC reviews the performance and compensation of our Chief Executive Officer with input from the full Board (in the form of written evaluations) and our Chief Executive Officer’s self-evaluation. The LDCC approves the compensation of the other executive officers based upon the evaluation and recommendation of our Chief Executive Officer and its own review of each executive officer’s individual performance highlights. When it deems appropriate, the LDCC engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages.

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Our Board remains focused on its responsibilities in the areas of succession planning and talent development to ensure strong internal leadership capabilities that will support NJR’s strategic plan. The Chief Executive Officer provides a review of the performance and long-term leadership potential of our team, including possible succession candidates for key leadership positions. The Board engages outside resources as needed to assist with the succession planning process. The Board also has developed a confidential plan for emergency succession in the event the Chief Executive Officer or certain other executive officers are unable to perform their duties.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

Members:

●

Jane M. Kenny (Chair)

●

Gregory E. Aliff*

●

James H. DeGraffenreidt

●

Sharon C. Taylor

●

David A. Trice**

●

George R. Zoffinger

Meetings Held: Five

*Effective January 1, 2023

**Until January 1, 2023

RESPONSIBILITIES
●

Assesses the corporate needs for an effective Board

●

Makes recommendations to the Board regarding Board composition, size, compensation, skills and talent needs

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Identifies individuals qualified to be directors, consistent with the criteria approved by the Board and set forth in the Corporate Governance Guidelines (for information on the nomination process see “Director Nominations and Evaluations Processes”)

●

Leads the annual self-evaluation performance review of the Board

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Recommends to the Board the selection of nominees for election to the Board

●

Recommends to the Board the individual directors to serve on the committees of the Board

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Recommends to the Board corporate governance guidelines and oversees related governance matters

●

Advises the Board on environmental stewardship, sustainability and matters that impact corporate social responsibility, advocacy and our reputation, including the Company’s sustainability reporting

●

Fulfills its oversight responsibility for risk management by periodically assessing and responding to, as appropriate, material risks that may arise in connection with governance structures and processes

For information on how to nominate a director see “Director Nominations and Evaluations Processes.”

EXECUTIVE COMMITTEE
Members: ● Donald L. Correll (Chair) ● Gregory E. Aliff ● Jane M. Kenny ● Sharon C. Taylor ● Stephen D. Westhoven Meetings Held: None

RESPONSIBILITIES

●

During the interval between meetings of the Board, the Executive Committee is authorized under our Bylaws to exercise all powers of the Board, unless specifically directed otherwise by the Board or otherwise proscribed by law.

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Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that set forth the practices of the Board, including the following:

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Qualification, selection and election of directors

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Director orientation and continuing education

●

Director responsibilities

●

Board composition and performance

●

Director access to management and independent advisors

●

Director compensation and share ownership guidelines

●

Management evaluation and succession

●

Policies regarding a Lead Director, if applicable

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Executive sessions of the non-management directors

●

The policy on communicating with the non-management directors

Compensation Committee Interlocks and Insider Participation

No member of the LDCC was at any time an officer or employee of the Company or is related to any other member of the LDCC, any other member of the Board or any executive officer of the Company.

Code of Business Conduct and Ethics

The Board has adopted a Code of Conduct that applies to all directors, officers, employees, temporary employees, agents, contractors and vendors of the Company. The Code of Conduct, which was most recently revised in April 2022 also satisfies SEC rules that require a code of conduct specifically for the principal executive officer and senior financial officers. The Board has also adopted a Wholesale Trading Code of Conduct, which applies to all officers, employees, agents and others authorized to act on the Company’s behalf who are directly or indirectly involved in the submission of offers or bids to buy or sell natural gas or pipeline or storage capacity. Together, these two codes of conduct form the foundation for compliance with all corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and the high integrity level of our employees. These codes of conduct cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Copies of these codes of conduct are available on our website at investor.njresources.com under the caption “Corporate Governance.”

Communications with the Board

Any shareowner or interested party wishing to communicate with the Chair, the non-management directors, any Board committee or specific individual director on an anonymous basis may do so by calling Ethicspoint, Inc., an unaffiliated toll-free hotline service, at 1-866-384-4277 or by submitting a report via a secure website at https://njr.ethicspoint.com/. Ethicspoint, Inc. will then forward all communications to the General Counsel and Chief Compliance Officer, the Chair of the Audit Committee, and the Chair of the Board by the next business day. In addition, any shareowner may communicate in writing to non-management directors by mailing communications to them c/o New Jersey Resources Corporation, 1415 Wyckoff Road, P.O. Box 1468, Wall, New Jersey 07719, Attention: Chair of the Board, Donald L. Correll. The Chair of the Board and his duly authorized agents are responsible for collecting and organizing shareowner communications with the Board.

Each credible complaint that is received will be reviewed and investigated by one or more of the General Counsel and Chief Compliance Officer, the Chair of the Audit Committee and the Chair of the Board, or such other person that the Chair of the Board determines to be appropriate, unless the Board creates a separate sub-committee to handle the investigation.

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Director Compensation

The Board, at the recommendation of the NCGC, sets compensation for directors who are not employees of either the Company or our subsidiaries. Compensation of the non-employee directors is determined pursuant to the Non-Employee Director Compensation Plan, as amended, which was enacted pursuant to the 2017 Stock Award and Incentive Plan (the “2017 Plan”). The NCGC reviews the form and amount of compensation of non-employee directors at least once a year to ensure the directors are being compensated appropriately. In September 2021, the NCGC considered a competitive review of director compensation among the Company’s peer group companies that was prepared by Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation consultant. For information on the peer group, see “The Compensation Review Process—Fiscal Year 2022 Peer Group” and see “The Compensation Review Process—Role of Compensation Consultant” for more information on FW Cook and its role.

Based on FW Cook’s review, which captured trends and recent developments as well as market data, the NCGC recommended and the Board approved effective January 1, 2022, an increase in the value of the annual Restricted Stock Unit (“RSU”) retainer from $110,000 to $115,000 and an increase in each of the Non-Executive Chair cash retainer and RSU retainer from $40,000 to $50,000.

Compensation for directors who were not officers of the Company or our subsidiaries is detailed in the below table.

Director Annual Cash Retainer(1)	$84,000
Director Annual RSU Retainer (in Common Stock equivalent)(2)	$115,000	(the number of RSUs based upon the closing price of a share of Common Stock on the date of the grant)
Non-Executive Chair Annual Cash Retainer(1)	$50,000
Non-Executive Chair RSU Retainer(2)	$50,000
Annual Retainer - Committee Members
Audit Committee	$13,000
LDCC	$7,000
NCGC	$7,000
Additional Annual Retainer for Committee Chairs:
Audit, LDCC, NCGC	$15,000
NJNG Board Retainer
Member(3)	$9,000
Additional Annual Retainer- NJNG Board Lead Director	$15,000
(1)

Cash retainers will be paid in two equal semi-annual installments, with the first payment made as soon as practicable after the annual meeting of shareowners and the second payment made after the July Board meeting. The cash retainers are pro-rated for directors who serve only a portion of the year.

(2)

Grants of the annual equity retainer in the form of RSUs will be made at the time of the annual meeting of shareowners. The number of RSUs will be based upon the closing price of a share of Common Stock on the date of the grant. The RSUs will accrue dividends and will vest on the earlier of (i) the first anniversary of the grant date or (ii) the date of the following annual meeting of shareowners. The RSUs will be prorated through a director’s termination date if a director leaves the Board before the RSUs have vested. Upon vesting, the RSUs and accrued dividends will be converted into shares of Common Stock. The equity retainers are pro-rated for directors who serve only a portion of the year.

(3)

NJNG Board member annual retainers and any additional meeting fees are based upon each member only being compensated for one meeting when joint Boards of Directors meetings occur.

Generally, we do not pay meeting fees to the directors. However, in the event of extraordinary circumstances resulting in an unusually high number of Board or committee meetings in a given year, the Board retains discretion to pay an additional per meeting fee of $1,500 to each attending non-employee director that is a member of such Board or committee.

Pursuant to our 2017 Plan, each non-employee director’s annual cash and equity compensation is limited to no more than $500,000 per fiscal year (calculating the value of any equity compensation based on the grant date fair value). Exceptions can be made only for a non-executive chair of the Board or, in extraordinary circumstances in the LDCC’s discretion, other individual non-employee directors.

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Directors’ Deferred Compensation Plan

Non-employee directors of the Company are eligible to defer up to 100 percent of their Board compensation under the NJR Directors’ Deferred Compensation Plan (the “Directors’ Deferred Compensation Plan”). This includes the deferral of the payment of annual Board and committee retainers, and Board meeting fees and committee meeting fees, if any. At the director’s election, deferred amounts are credited to either an “interest account” or a “stock account.”

If deferred amounts are credited to a stock account, such account initially is credited with a number of shares based on the closing price of our Common Stock on the date we allocate such fees (no later than 90 days after the deferred fees would have been paid) and thereafter is credited with additional shares based on the deemed reinvestment of dividends. An interest account is credited monthly with interest at a rate equal to the Prime Rate listed in the Wall Street Journal plus two percent, based on the average daily balance credited to the account for that month. The rate is adjusted on a monthly basis. At the election of participating directors, deferred balances in the stock and interest accounts are payable within five years of deferral, or after termination of Board service in a lump sum or in installments over a period not to exceed five years after termination of Board service.

Fiscal Year 2022 Director Compensation

The following table presents information relating to total compensation of our non-employee directors for the fiscal year ended September 30, 2022.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Gregory E. Aliff	112,000	115,000	—	60	227,060
Donald L. Correll	163,000	165,000	—	60	328,060
James H. DeGraffenreidt, Jr.	113,000	115,000	—	60	228,060
Robert B. Evans	106,000	115,000	—	60	221,060
M. Susan Hardwick	106,000	115,000	—	60	221,060
M. William Howard, Jr.	5,984	8,192	—	60	14,236
Jane M. Kenny	113,000	115,000	—	1,060	229,060
Thomas C. O’Connor	104,000	115,000	—	10,310	229,310
Sharon C. Taylor	122,000	115,000	19,793	60	256,853
David A. Trice	98,000	115,000	—	20,060	233,060
George R. Zoffinger	104,000	115,000	20,118	60	239,178
(1)

This column reports the amount of cash compensation earned in fiscal year 2022 for Board (including NJNG Board) and committee service. For fiscal year 2022, each non-employee director other than Mr. Howard received an annual cash retainer of $84,000. Mr. Howard received a pro-rata payment based upon the number of days serving on the Board during fiscal year 2022. Mr. Correll received an additional cash retainer of $50,000 for his service as Chair of the Board.

(2)

These amounts are calculated in accordance with the share-based compensation provisions of Financial Accounting Standards Board (“FASB”) ASC Topic 718. Each director serving on January 1, 2022, received an annual retainer of 2,941.929 RSUs valued at $115,000 based on the grant date closing price of $39.09 on January 26, 2022. Mr. Correll received a total retainer of 4,221.028 RSUs valued at $165,000 based on the grant date closing price of $39.09 on January 26, 2022, reflecting his additional retainer as Chair of the Board. Mr. Howard received a pro-rated retainer, based upon the number of days serving on the Board during calendar year 2022, of 209.562 RSUs valued at $8,192 based on the grant date closing price of $39.09 on January 26, 2022. As of the end of fiscal year 2022, each director other than Mr. Correll and Mr. Howard had 2,988.161 RSUs outstanding, including accrued dividend equivalents, and Mr. Correll had 4,287.362 RSUs outstanding, including accrued dividend equivalents. Mr. Howard had no RSUs outstanding.

(3)

Amounts in this column show the amount contributed by us in fiscal year 2022, as we provide a return on directors’ deferred compensation in interest accounts at the Prime Rate listed in the Wall Street Journal plus two percent as part of our Directors’ Deferred Compensation Plan.

(4)

Amounts in this column do not represent compensation paid to any non-employee directors. Instead, these amounts reflect contributions made in fiscal year 2022 as part of our overall support of charitable organizations under our Matching Gift Program and premiums we paid in fiscal year 2022 for a directors and officers travel insurance policy in the amount of approximately $60 per director.

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Non-Employee Director Share Ownership Guidelines

All non-employee directors are required to own shares of our Common Stock with a market value equal to five times the annual cash retainer. This requirement is designed to ensure that non-employee directors acquire and retain a meaningful and significant ownership interest in the Company during their tenure on the Board to foster a mutual interest between Board members and shareowners of the Company. We expect non-employee Board members to retain at least 50 percent of the Common Stock received from the Company as part of their annual stock retainer until they meet the share ownership requirements. All of our non-employee directors are in compliance with these guidelines.

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STOCK OWNERSHIP

Principal Shareowners

The following table sets forth, as of November 29, 2022, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than five percent of the outstanding shares of such stock.

Name and Address of Beneficial Owners	Number of Shares		Percent of Class(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	13,538,078	(2)	14.0%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	10,645,927	(3)	11.0%
State Street Corporation State Street Financial Center 1 Lincoln Street Boston, MA 02111	8,887,445	(4)	9.2%
(1)

The percentages shown in the table are based on 96,430,381 shares of Common Stock outstanding on November 29, 2022.

(2)

As reported on an Amendment to Schedule 13G filed with the SEC on January 27, 2022, BlackRock, Inc. held sole voting power over 13,318,636 shares of Common Stock and sole dispositive power over 13,538,078 shares of Common Stock. The number of shares of Common Stock owned by BlackRock may have changed since the filing of the Amendment to Schedule 13G.

(3)

As reported on an Amendment to Schedule 13G filed with the SEC on February 9, 2022, The Vanguard Group, Inc. reported that it held shared voting power over 78,003 shares of Common Stock, sole dispositive power over 10,481,793 shares of Common Stock, and shared dispositive power over 164,134 shares of Common Stock. The number of shares of Common Stock held by The Vanguard Group, Inc. may have changed since the filing of the Amendment to Schedule 13G.

(4)

As reported on an Amendment to Schedule 13G filed with the SEC on February 11, 2022, State Street Corporation reported that it held shared voting power over 8,691,596 shares of Common Stock and shared dispositive power over 8,887,445 shares of Common Stock. SSGA Funds Management, Inc. held shared voting power over 5,595,386 shares of Common Stock and shared dispositive power of 5,615,980 shares of Common Stock. The number of shares of Common Stock owned by State Street and SSGA Funds Management may have changed since the filing of the Amendment to Schedule 13G.

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Directors and Executive Officers

The following table sets forth, as of November 29, 2022, the beneficial ownership of our Common Stock of each of the directors, each of our executive officers listed in the Summary Compensation Table below, and all of our directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares (or shares such powers with his or her spouse). The beneficial ownership of each director and executive officer is less than one percent of the outstanding shares. The shares owned by all such persons as a group constitute approximately 0.72 percent of the total shares of Common Stock outstanding.

Name	Amount and Nature of Beneficial Ownership(1)(2)(3)
Gregory E. Aliff	10,728
Roberto F. Bel	6,893
Donald L. Correll	40,737
Amy Cradic	12,688
James H. DeGraffenreidt, Jr.	11,033
Robert B. Evans	42,762
M. Susan Hardwick	8,432
M. William Howard, Jr.	27,040
Jane M. Kenny	37,894
Patrick J. Migliaccio	25,627
Thomas C. O’Connor	19,290
Michael A. O’Sullivan	460
Richard Reich	7,144
Timothy F. Shea	24,070
Sharon C. Taylor	45,659
David A. Trice	48,550
Stephen D. Westhoven	185,482
George R. Zoffinger	119,877
All Directors and Executive Officers as a Group (19 Persons)	691,902
(1)

Each individual has furnished information as to the amount and nature of beneficial ownership not within our knowledge.

(2)

Includes deferred shares of Common Stock held by the directors and executive officers pursuant to the Directors’ Deferred Compensation Plan or the Officers’ Deferred Compensation Plan over which they have sole voting power but no investment power, as follows: Mr. Aliff — 7,710 shares, Mr. Correll — 32,849 shares, Ms. Hardwick — 2,224, Mr. Howard — 9,459, shares, Ms. Kenny — 11,959 shares, Mr. O’Connor — 16,272 shares, Ms. Taylor — 26,017 shares, Mr. Trice — 30,756 shares, Mr. Zoffinger — 113,701 shares and all directors and executive officers as a group — 253,932 shares.

(3)

Includes unvested Restricted Stock Units vesting within 60 days of the Record Date.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table presents information, as of September 30, 2022, with respect to equity compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareowners	588,639	—	2,321,648
Equity Compensation Plans Not Approved by Shareowners(3)	—	—	—
TOTAL	588,639	—	2,321,648
(1)

There are no outstanding options, warrants or rights. This amount includes restricted stock units, deferred stock retention units and performance share units that may vest based upon certain conditions and would be paid in the form of shares of Common Stock on a one-to-one basis upon vesting. This amount does not include outstanding shares of restricted stock. Assumes vesting at the maximum payout level for performance-based awards.

(2)

There is no weighted-average exercise price for this column as none of the outstanding awards have an exercise price.

(3)

We do not have equity compensation plans that have not been approved by shareowners.

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COMPENSATION DISCUSSION AND ANALYSIS

This discussion and analysis of our compensation program for named executive officers should be read in conjunction with the tables and text elsewhere in this Proxy Statement that describe the compensation awarded to, earned by, or paid to the named executive officers.

Executive Summary

The Compensation Discussion and Analysis explains the process the LDCC of the Board uses to determine compensation and benefits for the following individuals, who were our “named executive officers” for the fiscal year ended September 30, 2022, and to provide the rationale and context for those compensation decisions.

(1)

Mr. Bel was promoted to Chief Financial Officer as of January 1, 2022. Mr. Migliaccio served as Chief Financial Officer through December 31, 2021 until he was named Senior Vice President and Chief Operating Officer, NJNG. Mr. Shea retired in February 2022 and is currently working part-time as a Strategic Analyst for NJR Midstream Company.

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Compensation of our named executive officers is determined under our compensation and benefits program for senior executives, which is governed by the LDCC. Information with respect to the LDCC can be found on page 27 of this Proxy Statement.

At our 2022 Annual Meeting of Shareowners, 97.7 percent of the votes cast on the “say-on-pay” proposal were voted in favor of the compensation we paid to our named executive officers.

Our focus on intentionally aligning management’s pay with our shareholders through the years has been recognized favorably by our investors. In fiscal 2022, we held collaborative meetings with several of our largest shareholders, including BlackRock Institutional Trust Company and the Vanguard Group, to solicit feedback on a variety of topics. We will continue to take advantage of opportunities to solicit input from our shareowners in the future as shareowner understanding and feedback is important to us.

As shown below, shareowner response to our executive compensation has been favorable.

The LDCC believes that the shareowner vote confirms the philosophy and objective of linking our executive compensation to performance, our commitment to stakeholders, enhancement of our shareowner value and executive leadership. We view this level of shareowner support as an affirmation of our current pay practices and, as a result, no significant changes were made to our executive compensation pay practices for fiscal year 2022. Our Board and the LDCC will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

Our Guiding Philosophy

Our compensation philosophy is guided by the principle of pay-for-performance. While aligning each executive’s compensation with our short-term and long-term business goals, we aim to provide the incentives needed to attract, motivate, reward and retain our management talent, which is crucial to our long-term success.

Developments in our Executive Compensation Program for Fiscal Year 2022

During fiscal year 2022, we undertook our annual review of our executive compensation practices to ensure that our plans and practices support the goals of the organization and are competitive with industry practice, and consistent with the best interests of our shareowners. As a result of that review, the LDCC made no significant changes to the executive compensation program, which features the following:

●

An Officer Incentive Program for fiscal year 2022 (the “2022 OIP”), which consists of goals that need to be met to earn an annual short-term incentive award, including Net Financial Earnings (“NFE”)(1) goals, Commitment to Stakeholders (“CTS”) operational measures (several of which link to sustainability and human capital management goals), and individual leadership goals.

●

A long-term equity incentive award program for our executive officers (other than Mr. Westhoven) that includes a mix of performance share awards and Time-Vested Restricted Stock Unit awards, each granted under our 2017 Plan.

●

A long-term equity incentive award package for Mr. Westhoven, consisting entirely of “at-risk” equity awards, including FY 2022 NFE Performance Share Units and FY 2022 TSR Performance Share Units along with Performance-Based Restricted Stock Units payable in three annual installments, with vesting subject to achievement of a Net Financial Earnings Per Share (“NFEPS”)(1) goal for the fiscal year ended September 30, 2022.

●

Our long-term equity incentive awards for fiscal year 2022 include non-competition and non-solicitation covenants designed to protect us from paying out awards to departed executives who engage in certain activities that could harm the Company.

To implement our pay-for-performance philosophy, the LDCC set reasonable but rigorous goals for our 2022 OIP and performance share units granted to our named executive officers.

(1)

NFE and NFEPS are financial measures not calculated in accordance with GAAP and are discussed in greater detail under “Net Financial Earnings Component.” For a full discussion of NFE and NFEPS and reconciliations to net income, please see Appendix A.

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Fiscal Year 2022 Performance Highlights

Our Pay-for-Performance Link

Fiscal year 2022 was a year of strong performance for NJR, with financial performance exceeding our expectations. Our financial and operational performance in fiscal year 2022 largely met or exceeded the financial and operational goals set forth in our 2022 OIP, resulting in annual short-term incentive award payouts to our named executive officers participating in the 2022 OIP of between 137.32 and 142.42 percent of their respective target award amounts. Our NFEPS for fiscal year 2022 of $2.50 greatly exceeded our initial NFEPS guidance range we issued in November 2021, and our total NFE of $240.3 million exceeded our target of $214.1 million. Our strong operational execution was reflected by our performance against our 2022 OIP Commitment to Stakeholders targets, which included activities that are not measured by financial metrics.

Our three-year cumulative financial performance resulted in a payout of 105 percent of the fiscal year 2020 NFE-based performance share units and our above average total shareholder return relative to our industry comparator group over the last three fiscal years, resulted in a payout of 112 percent of the fiscal year 2020 TSR-based performance share units. Additionally, because we achieved our NFE goal for the fiscal year 2022 Performance-Based Restricted Stock Units, such awards vested subject to continued service.

Delivering Strong Financial Results
NFE	NFEPS	Dividend Growth	Stock Price Appreciation
$240.3 million NJR’s NFE was above the 2022 OIP NFE target of $214.1 million	$2.50 FY 2022 NFEPS exceeded initial NFEPS guidance of $2.20 - $2.30	7.6% Annual dividend increase of 7.6% represented the 29th consecutive increase over the past 27 years	11.2% NJR’s closing stock price at September 30, 2022 was 11.2% higher than the closing stock price for fiscal 2021
Strong operational performance above CTS metric targets

Strong Performance Across Our Business Units

It was a strong year for NJR. We reported fiscal 2022 NFEPS, of $2.50, which represents a 16% increase compared to last year. We took advantage of tightening in energy markets across our portfolio of businesses, allowing us to raise NFEPS guidance two times during fiscal year 2022.

New Jersey Natural Gas

●

NJNG reported fiscal 2022 NFE of $140.1 million compared with $107.4 million during fiscal 2021.

●

NJNG had a strong year driven by new base rates and disciplined cost control.

●

Added over 7,808 customers during the year.

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Placed first green hydrogen project in service to inject 100% of output to the distribution system for end use customers.

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Utilized active hedging program to mitigate impact of rising gas prices for customers.

NJR Clean Energy Ventures

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NJRCEV reported fiscal 2022 NFE of $39.4 million compared with $16.8 million during fiscal 2021.

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NJRCEV grew our total installed capacity to more than 386.6 megawatts, while building the largest pipeline of projects (contracted or under exclusivity) in the Company’s history.

●

The Sunlight Advantage®, NJRCEV’s residential solar leasing program, added 360 residential solar lease customers and now serves over 9,374 residential customers in New Jersey.

NJR Energy Services

●

NJRES reported fiscal 2022 NFE of $39.1 million compared with $71.1 million during fiscal 2021. The comparable prior year period included unusually high net financial earnings

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at NJRES due to increased natural gas price volatility related to the extreme weather during February 2021.

●

Fiscal 2022 was the first year that NJRES recognized revenue from the Asset Management Agreements with an investment grade utility signed in December 2020.

Storage and Transportation (“S&T”)

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S&T (formerly known as the Midstream segment) reported fiscal 2022 NFE of $22.5 million compared with $13.0 million during fiscal 2021.

●

S&T placed Adelphia Gateway into service. Adelphia is an 84-mile pipeline in eastern Pennsylvania that runs from Martins Creek in Northhampton County to just south of Philadelphia, PA to Marcus Hook, PA. The completion of this project is not only a major accomplishment for our Company, it will provide years of reliable energy to a capacity constrained region, and fuel further economic growth.

NJR Home Services (“NJRHS”)

●

Handled over 79,500 service calls and 3,800 HVAC and plumbing installations and expanded our marketing efforts at NJRHS, including the launch of a new website, which helped us achieve a net customer retention rate of 98%.

Key Compensation Corporate Governance Practices

The LDCC and our NCGC continuously review evolving practices in executive compensation and corporate governance. We have adopted certain policies and practices that we believe are consistent with industry best practices.

WHAT WE DO
Use an appropriate balance between short-term and long-term compensation.
Use multiple performance metrics under the 2022 OIP to encourage executives to focus on financial and operational goals important to the Company and other stakeholders.
Link realized value from long-term equity incentives to absolute and relative stock price performance.
Link annual short-term incentive compensation directly to certain environmental and social goals through our Commitment to Stakeholders.
Conduct an annual review and assessment of potential and existing risks arising from our compensation programs and policies.
Maintain meaningful share ownership guidelines for our directors and executive officers.
Subject cash and equity incentive compensation paid to our executive officers to our Compensation Recoupment Policy (“Clawback Policy”).
Prohibit hedging and pledging of our stock by our directors, officers and employees.
Require a “double trigger” for acceleration of equity award grants following a change of control.
Engage an independent advisor, who performs no other work for the Company, to advise the LDCC on executive compensation matters and the NCGC on director compensation matters.
WHAT WE DO NOT DO
Enter into employment agreements with any executive officer or guarantee any executive officer a minimum base salary, bonus or equity awards.
Provide executive officers any excise tax payment or tax gross-up for change of control-related payments, or a tax gross-up on any perquisites.
Provide excessive perquisites.
Allow repricing of stock options or buyout of underwater stock options without shareowner approval.

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Principles of Our Compensation Framework

The LDCC believes that the compensation program for executive officers should reward the achievement of our short-term and long-term objectives and that compensation should be related to the value created for our shareowners. Furthermore, the compensation program should reflect competitive and best practices in the marketplace. The following objectives serve as the LDCC’s guiding principles for all compensation decisions.

●

Our executive compensation and benefits should attract, motivate, reward and retain the management talent necessary to achieve our business objectives at compensation levels that are fair and competitive with those of comparable companies.

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Compensation should be set based on the leadership and contribution of each executive officer, taking into account individual skill sets, experience and achievement.

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Compensation should also be based upon our “Commitment to Stakeholders” key performance measures for safe, reliable, and competitively priced service; customer service; quality; valuing employees; and corporate citizenship.

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Compensation should be linked to corporate performance as measured by financial performance and creation of long-term value for our shareowners.

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Compensation should consist of an appropriate mix and weighting among base salary, annual short-term incentive awards and long-term equity incentive awards such that an adequate amount of each executive officer’s total compensation is performance-based or “at risk.” Further, as an executive’s responsibilities increase, the portion of “at-risk” compensation for the executive should increase as a percentage of total compensation.

●

The compensation program should incorporate safeguards to prevent executives from taking unnecessary and excessive risks.

Elements of Our Compensation Program for Named Executive Officers

The table below describes each element available in our compensation program for executives and briefly explains how it promotes our objectives. We believe the combination of these elements provides an appropriate balance of rewards, incentives and benefits to our executives; enables us to meet our desired compensation objectives; strengthens our ability to attract and retain highly qualified individuals, and appropriately links pay to performance.

Element of Compensation	Description	How This Element Promotes Company Objectives
Annual Short-term Compensation:
Base Salary	Fixed annual compensation that provides continuous income.	Aids in both recruitment and retention; designed to be competitive in the marketplace.
Annual Short-Term Incentive Awards	Performance-based compensation for achieving established annual goals based on a combination of NFE, individual leadership and our Commitment to Stakeholders.	Motivates and rewards achievement of annual corporate objectives by providing at-risk pay opportunities linked to Company, business unit and individual performance.
Long-term Compensation:
Performance Share Unit Awards	Grants of stock units that are payable in Common Stock and earned based on TSR performance relative to an industry comparator group and cumulative NFEPS, each over a three-year period.	Provides strong performance incentives by aligning a portion of executive compensation to long-term goals for NFEPS and relative TSR.
Time-Vested Restricted Stock Unit Awards

Grants of time-vested stock units that vest over a specified period and are payable in Common Stock. May be awarded under our long-term incentive program or used for special recognition of superior performance.

Promotes retention, increases equity ownership, and aligns executive and long-term shareowner interests by linking a portion of executive compensation to changes in Company stock price and dividend payments.

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Element of Compensation	Description	How This Element Promotes Company Objectives
Performance- Based Restricted Stock Unit Awards	Grants of stock units with time-based vesting if we achieve annual NFEPS goals.	Provides strong performance incentives by aligning a portion of executive compensation to our financial performance, promotes retention, and supports shareowner alignment objectives.
Deferred Stock Retention Unit Awards

Grants of deferred stock retention units that are payable in Common Stock, but only if the executive complies with non-competition and non-solicitation covenants. May be awarded under our long-term incentive program or used to recognize and reward superior performance.

Promotes retention by providing a disincentive for executives to leave us for a competitor and aligns executive and long-term shareowner interests by linking a portion of executive compensation to changes in Company stock price and dividend payments.

Other Compensation:
Deferred Compensation	Opportunity to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles.	Enables executives to structure payments to meet personal financial needs and objectives.
Post-Termination Payments and Benefits	Payments and benefits upon termination of an executive’s employment in specified circumstances, such as retirement, death, disability or a change of control.

Provides assurance of financial security, which supports lateral recruiting and executive retention and makes it easier for executives to objectively evaluate potential changes to our strategy and structure.

Other Benefits

Executives participate in employee benefit plans generally available to our employees, including our Employees’ Retirement Savings Plan; qualified defined benefit plan for retirement allowances; medical, dental, life, accidental death and dismemberment, travel and accident and long-term disability insurance; and certain limited perquisites.

Offers fair and competitive programs to provide family protection and facilitate recruitment and retention as part of our broad-based total compensation.

The Compensation Review Process

How We Approve Compensation Measures

Our planning process begins in May (the third quarter of our fiscal year) when management identifies financial and operational goals, performance measures, and action plans that are tied to our Commitment to Stakeholders and that will be executed by the business units. These goals, performance measures, and action plans are approved by management in August (the fourth quarter of our fiscal year) for the following fiscal year and are typically presented to the Board in September for approval. Once approved by the Board, the financial and operational goals become the compensation measures for the executive officers and are the foundation for our Commitment to Stakeholders. These measures are communicated to the entire organization through the performance planning and evaluation process and through management presentations to employees.

Role of the LDCC and the Chief Executive Officer

Governance of our compensation program is the responsibility of the LDCC, which consists solely of independent directors. The LDCC works with management, in particular our Chief Executive Officer and the Senior Vice President and Chief Human Resources Officer, in making decisions regarding our compensation program. The LDCC reviews and considers all elements of executive compensation in setting policies and determining compensation amounts. The Chief Executive Officer is responsible for recommending to the LDCC the compensation amounts for each of our named executive officers, other than himself. Mr. Westhoven attended meetings of the LDCC, but did not participate in the portion of the meetings when his compensation or performance was discussed during fiscal year 2022.

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Role of Compensation Consultant

The LDCC is authorized to retain experts, consultants and other advisors to aid in the discharge of its duties. For fiscal year 2022, the LDCC retained FW Cook as its independent compensation consultant. All work completed by FW Cook is subject to the approval of the LDCC. The independent compensation consultant’s role, with respect to the LDCC, is to provide independent advice and counsel. The independent compensation consultant was retained to (i) assist in gathering and analyzing market data, (ii) advise the LDCC on compensation standards and trends, (iii) provide an annual risk assessment of our compensation policies, and (iv) assist in the implementation of policies and programs. In May 2022, after considering the relevant factors, including those prescribed under SEC and NYSE rules, the LDCC determined that FW Cook had no other financial ties to the Company or our management and the work FW Cook did not have any conflicts of interest.

Prior to each meeting of the LDCC, the independent compensation consultant meets with the Chief Executive Officer or his executive officer designee and the Chair of the LDCC, followed, as deemed necessary by the LDCC Chair, by a private meeting with only the LDCC Chair. The LDCC also periodically meets in executive session with its independent compensation consultant to discuss our compensation program. During fiscal year 2022, the independent compensation consultant periodically met with management at the direction of the LDCC, participated in LDCC meetings, reviewed materials in advance of meetings, provided data to the LDCC on market trends and overall compensation design, and reviewed recommendations for base salary and annual short-term and long-term equity incentive awards for our named executive officers.

Peer Group Analysis

So that we can successfully attract and retain the high-quality executive talent critical to our long-term success, we intend that the levels of compensation available to executive officers who enhance corporate value are competitive with the compensation offered by publicly held companies that are similar to us with regard to size and industry focus. To understand the competitive market for pay and set the compensation terms for our program, we analyze the compensation programs of a peer group of companies.

Fiscal Year 2022 Peer Group

In July 2021, with assistance from FW Cook, the LDCC undertook a comprehensive review of the peer group for fiscal year 2021 compensation and did not make any changes for fiscal year 2022. The following companies were included based on business model, similarities, size and other growth and business factors to form the peer group for fiscal year 2022 compensation (the “2022 Peer Group”):

AltaGas Ltd.	NiSource Inc.
Ameren Corporation	Northwest Natural Holding Company
Atmos Energy Corporation	Northwestern Corporation
Avista Corporation	ONE Gas, Inc.
Black Hills Corporation	PNM Resources, Inc.
Chesapeake Utilities Corporation	South Jersey Industries, Inc.
IDACORP, Inc.	Southwest Gas Holdings, Inc.
MDU Resources Group, Inc.	Spire Inc.
National Fuel Gas Company
Peer Group Positioning as of October 15, 2022

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Establishing Total Direct Compensation

Total direct compensation is the sum of base salary, annual short-term incentive awards and long-term equity incentive awards. A significant portion of each named executive officer’s compensation consists of performance-based incentive awards, which only pay out to the extent the Company (or in some cases, the individual) achieves predetermined financial and strategic performance goals. The at-risk portion of total direct compensation provides higher pay for above-target levels of performance and lower pay for performance below target levels.

In setting each named executive officer’s total compensation opportunity, the LDCC does not set total direct compensation or the component parts at levels designed to achieve a mathematically precise market position. Instead the LDCC reviews all components of each named executive officer’s total direct compensation to ensure such compensation meets the goals of the program. As a part of this review, the LDCC considers corporate performance, compensation survey data, the advice of its independent consultant, and the recommendations of management. The LDCC considers individual and overall Company operating performance to ensure executive compensation reflects past performance as well as future potential, and adequately differentiates among employees based on the scope and complexity of each employee’s job position, market comparisons, individual performance and experience, and overall affordability. Our Chief Executive Officer’s performance, and the performance of each other named executive officer, is evaluated in light of our overall performance (as described in greater detail below) and non-financial goals and strategic objectives approved by the LDCC and the Board. Based on its latest review, the LDCC believes total compensation for each of the named executive officers is reasonable.

The following table shows the target total direct compensation opportunity that the LDCC approved for fiscal year 2022.

Name	Salary(1) ($)	Target Annual Short-Term Incentive Amount(2) ($)	Long-Term Equity Incentive Value(3) ($)	Target Total Direct Compensation ($)
Stephen D. Westhoven	900,000	990,000	2,254,623	4,144,623
Roberto F. Bel	360,000	216,000	335,267	911,267
Patrick J. Migliaccio	460,000	276,000	654,726	1,390,726
Amy Cradic	400,000	240,000	581,979	1,221,979
Richard Reich	360,500	180,250	473,654	1,014,404
Timothy F. Shea(4)	336,190	─	1,099,988	1,436,178
(1)

The table states the annual salary of each named executive officer as of January 1, 2022. Mr. Shea retired in February 2022 and was rehired in July 2022 as a part-time employee.

(2)

The target annual short-term incentive amount for Mr. Westhoven was 110 percent of annual salary. For Mr. Bel, Mr. Migliaccio and Ms. Cradic, the target short-term incentive amount was 60 percent of annual salary and Mr. Reich the target short-term incentive amount was 50 percent of annual salary.

(3)

Represents grant date fair market value of long-term equity incentive awards granted in fiscal year 2022. For more information regarding the grant of long-term equity incentive awards in fiscal year 2022, please see “Long-Term Equity Incentive Awards.”

(4)

Mr. Shea did not have a target annual short-term incentive amount for fiscal year 2022.

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Components of Compensation

Base Salary

Our Chief Executive Officer recommends base salary increases for our named executive officers other than himself. These recommendations are subject to review and approval by the LDCC and the Board. Base salary increases for our Chief Executive Officer are recommended by the LDCC and approved by the independent members of the Board. In setting the base salary level of each executive officer, the LDCC considers marketplace compensation data compiled and presented by its independent compensation consultant, as well as the executive’s experience level, demonstrated capabilities, time and placement in position, our geographic region, and the actual performance of the Company and the executive. No particular weight is assigned to any one factor. The following are the base salaries for each of the named executive officers as of October 1, 2021. In November 2021, the Board approved increases in base salary for the named executive officers (of up to 13.64 percent), effective January 1, 2022.

Name	Base Salary as of 10/1/2021 ($)	Increase (%)	Increase ($)	Base Salary as of 1/1/2022 ($)
Stephen D. Westhoven(1)	825,000	9.09	75,000	900,000
Roberto F. Bel(2)	318,270	13.11	41,730	360,000
Patrick J. Migliaccio	440,000	4.55	20,000	460,000
Amy Cradic(2)	352,000	13.64	48,000	400,000
Richard Reich	350,000	3.00	10,500	360,500
Timothy F. Shea	326,398	3.00	9,792	336,190
(1)

Mr. Westhoven’s base salary was increased by approximately 9 percent over the previous year in recognition of his increased experience in his role and to position his compensation closer to the median of our 2022 Peer Group.

(2)

Mr. Bel’s salary was increased by approximately 13 percent in recognition of his promotion to Senior Vice President and Chief Financial Officer while Ms. Cradic’s base salary was increased by approximately 13.6 percent to better align her with respect to her peers at companies in our 2022 Peer Group.

Annual Short-Term Incentive Awards

We maintain a strong link between performance and pay within our executive compensation program by emphasizing incentives and using financial, operational and leadership measures, which we believe are key drivers of long-term value creation for shareowners. The LDCC reviews and approves the annual performance objectives for the Company and our named executive officers at the start of each fiscal year. In November 2021, the LDCC approved the 2022 OIP.

Our objectives for the 2022 OIP were to ensure each executive officer understands his or her individual objectives and how they could be achieved based on areas that the officer impacts, to continue the linkage to corporate results, and to provide flexibility to determine awards based on qualitative performance assessments.

2022 OIP Annual Short-Term Incentive Awards

Under the 2022 OIP, the LDCC first established a performance hurdle (“2022 OIP Performance Hurdle”). Generally, no awards would be paid to officers under the 2022 OIP unless the 2022 OIP Performance Hurdle was achieved. For fiscal year 2022, the LDCC established the 2022 Performance Hurdle in November 2021 of $160.6 million in NJR NFE, which was 75 percent of the NJR target NFE amount for fiscal year 2022 of $214.1 million and $93.8 million in NJNG NFE, which was 75 percent of the NJNG target NFE amount for fiscal year 2022 of $125.3 million. NFE is explained below under “Net Financial Earnings Component.”

The LDCC reserves the ability to modify, based upon its qualitative assessment, any annual short-term incentive award payable under the 2022 OIP, based upon the recommendations of the Chief Executive Officer and subject to the maximum payout limit. Our Chief Executive Officer also may recommend special recognition awards to named executive officers (other than himself) who have made

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significant contributions and have demonstrated a sustained level of outstanding performance. The LDCC may approve these recommended awards, and also may approve special recognition awards to the Chief Executive Officer. The Chief Executive Officer engages in extensive discussions, evaluation and review of his recommendations with the LDCC to reach a consensus on the annual short-term incentive awards.

The Chief Executive Officer uses the criteria set forth in the 2022 OIP to guide his recommendations of the target annual short-term incentive awards for the named executive officers, other than himself, to the LDCC. Each named executive officer’s annual short-term incentive award is based 50 percent on our NFE, 30 percent on the named executive officer achieving an individual leadership component, and 20 percent on the Company meeting the goals of an overall Commitment to Stakeholders component. Each of these criteria is described below. These criteria are used to balance our focus on affordability with the use of non-financial metrics that are leading indicators of the creation of long-term shareowner value. While these criteria serve as guidelines, the Chief Executive Officer has discretion to recommend a modification of the actual short-term incentive awards for each of the named executive officers (other than himself) to the LDCC. The target percentage of base salary for the annual short-term award opportunity for each of our named executive officers is set forth below.

Name	Target Annual Short-Term Incentive Award Opportunity
Stephen D. Westhoven	110%
Roberto F. Bel	60%
Patrick J. Migliaccio	60%
Amy Cradic	60%
Richard Reich	50%
Timothy F. Shea(1)	—
(1) Mr. Shea did not have a target annual short-term incentive amount for fiscal year 2022.

Actual fiscal year 2022 short-term incentive award payments under the 2022 OIP, if earned, could range from 0 percent up to 150 percent of the target amount for each named executive officer, calculated as shown above. Amounts payable in excess of target may be paid in full, or in part, in the form of cash, restricted stock or deferred stock retention unit awards based on our Chief Executive Officer’s recommendation and LDCC approval.

Net Financial Earnings Component

NFE represents net income excluding the accounting impact and resulting volatility in our GAAP earnings due to unrealized gains and losses from certain derivative instruments, net of applicable tax adjustments. NFE is not an alternative to a measure of liquidity or financial performance derived from GAAP, such as earnings per share. We use NFE as a key performance measure for compensation purposes because we believe it strongly encourages capital discipline and better investment decisions and leads to enhanced cash flow and shareowner value. As our chief operating decision

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maker, our Chief Executive Officer uses NFE as a measure of profit or loss in measuring the results of our operations. For a full discussion of NFE and a reconciliation to net income, please see Appendix A.

Generally, no annual short-term incentive award is payable to our named executive officers under the 2022 OIP unless we achieve the 2022 OIP Performance Hurdle. However, the LDCC retains the ability to pay an annual short-term incentive award even if we do not achieve the 2022 OIP Performance Hurdle as there may be circumstances under which the LDCC may decide that an annual short-term incentive award is still appropriate.

For fiscal year 2022, the target NFE amount for NJR, which was applicable to Messrs. Westhoven, Bel, Reich and Ms. Cradic, was $214.1 million. Therefore, the Minimum NFE applicable to them was $160.6 million. The fiscal year 2022 NFE target was based on an annual compound annual growth rate consistent with our NFE guidance from fiscal year 2020 through fiscal year 2022.

The 2022 OIP allows the LDCC to approve the exclusion of certain expenses in excess of budgeted amounts from the calculation of NFE for purposes of the NFE component of the annual short-term incentive award formula (“NJR Adjusted NFE”). These adjustments are designed to allow us to make investments and expenditures in years with strong financial performance at NJR without penalizing our executives.

NJR’s actual NFE for fiscal year 2022 was $240.3 million. NJR’s adjusted NFE, excluding expenses in excess of budgeted amounts approved by the LDCC, was $252.8 million. The adjustments excluded expenses related to our charitable contributions, discretionary bonuses to non-executive employees and operations and maintenance expenses outside of NJR’s budget. The target NFE for NJNG, applicable to Mr. Migliaccio was $125.3 million. The Minimum NFE applicable to his short-term incentive award was $93.8 million.

The graphs below show the performance/payout curve for the NFE component of the annual short-term incentive awards applicable to NJR (for Messrs. Westhoven, Bel, Reich and Ms. Cradic) and NJNG (for Mr. Migliaccio). Payouts for performance between the stated percentages are interpolated.

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Leadership Component

The LDCC assesses the leadership component for our Chief Executive Officer based on a review of his performance considering his specific individual objectives for the past fiscal year. The leadership component for the other named executive officers is determined based on our Chief Executive Officer’s review of established business unit initiatives and individual performance assessments, which is then discussed and ratified by the LDCC. As part of his review, our Chief Executive Officer seeks and considers specific examples of how each named executive officer met the applicable objectives.

Commitment to Stakeholders Component

The CTS component of the annual short-term incentive award is determined based on a subset of the 71 specific performance measures (the “CTS Performance Measures”) that the LDCC views as important to our stakeholders. These measures, encompass a broad range of our activities that are not necessarily reflected in our financial metrics, including many that relate to our sustainability efforts. The CTS Performance Measures are company-wide and fall into the following five categories:

The CTS Performance Measures were established by a team of employees from across our business units through a process that began early in the third quarter of fiscal year 2021. The CTS Performance Measures were reviewed by our Chief Executive Officer and Chief Financial Officer, who made further revisions to and recommendations regarding the CTS Performance Measures, which were then approved by our Chief Executive Officer.

The LDCC and management use the CTS Performance Measures to measure our overall effort to provide our customers, shareowners, communities and other stakeholders with the highest quality service and performance. Each of the CTS Performance Measures is objective and quantifiable. For instance, one way we measure corporate citizenship is by calculating the total number of employee volunteer hours and the total number of people reached by our customer and community outreach programs using data compiled at each volunteer event.

For each of the CTS Performance Measures, a performance target was developed based upon historical Company information, peer information, comparative data, trends, and, in certain cases, benchmarks required by state regulations. Performance targets were set by the appropriate business unit leaders, reviewed by our Financial Planning & Analysis Department, and approved by our senior executive team, including our Chief Executive Officer. Once approved, the CTS Performance Measures and targets were published and distributed to our employees shortly after the beginning of fiscal year 2022.

Separately, the senior executive team recommended a subset of the CTS Performance Measures to the Chief Executive Officer and the LDCC for purposes of determining the CTS component of the executives’ annual short-term incentive award. The LDCC and the Board ultimately approved a final subset of six performance measures (the “2022 Performance Measures”), weighted equally. The 2022 Performance Measures intentionally include at least one

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significant measure from each of the five CTS categories to encompass a broad spectrum of our performance and enable the Chief Executive Officer and the LDCC to best gauge, on a company-wide basis, how well the executive management team is fulfilling the CTS.

When determining the CTS component of the annual short-term incentive award, the LDCC, in consultation with the Chief Executive Officer, establishes threshold, target and maximum performance levels for each of the Performance Measures. The threshold level reflects performance that was believed to be achievable; the target level reflects performance that was believed to be aggressive, but attainable; and the maximum level reflects performance that was believed to be attainable based on strong execution. Each of these Performance Measures is weighted equally and an overall average measurement is obtained. The overall average measurement reflects the average company-wide performance on the Performance Measures (each weighted equally) on a scale of 0 to 150 percent of the target goal and is used for purposes of determining the CTS component of the annual short-term incentive award. For example, if we were to meet the maximum of 150 percent of the target goal for each of the Performance Measures, the average company-wide performance amount would be 150 percent and result in 30 percent of target payout for this component.

Linking ESG Measures to Executive Compensation

We maintain a meaningful link between executive compensation and our sustainability efforts to create long-term value in areas such as safety, human capital management and corporate citizenship by including performance metrics in our Commitment to Stakeholders that reward executives for performance with respect to:

SAFETY	HUMAN CAPITAL MANAGEMENT	CORPORATE CITIZENSHIP
Emergency response time and DART incident rate	Diversity training efficacy	Employee volunteer hours

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The table below shows the six equally-weighted Performance Measures, and indicates our threshold, target and maximum performance levels, as well as our actual performance for each of the Performance Measures during fiscal year 2022:

CTS PERFORMANCE MEASURES

The average company-wide performance equaled 124.1 percent of the target goals. This corresponded to a payout of 24.82 percent of the target payout amount for the CTS component of the annual short-term incentive award formula.

Actual Fiscal Year 2022 Annual Short-Term Incentive Award Payouts under the 2022 OIP

In November 2022, the LDCC reviewed our NFE against the 2022 OIP Performance Hurdle before considering whether each of the named executive officers other than Mr. Shea qualified for an annual short-term incentive award under the 2022 OIP as set forth below:

2022 OIP NJR Performance Hurdle: $160.6 million NFE
2022 OIP NJR NFE Target: $214.1 million NFE
Actual Adjusted NJR NFE 2022: $252.8 million NFE

2022 OIP NJNG Performance Hurdle: $93.8 million NFE
2022 OIP NJNG NFE Target: $125.3 million NFE
Actual NJNG NFE 2022: $140.1 million NFE

NFE Component

For fiscal year 2022, our NJR Adjusted NFE was $252.8 million, which corresponded to a payout amount equal to 72.6 percent of the total target annual short-term incentive award related to the NFE component for the named executive officers other than Mr. Migliaccio. We delivered better-than-expected results at NJRES, as well as positive results from our Basic Gas Supply Services (“BGSS”) incentive program at NJNG, resulting in a near maximum payout for the NJR named executive officers and a maximum payout for Mr. Migliaccio (due to NJNG NFE of $140.1 million exceeding the NJNG NFE target of $125.3 million) under the NFE component of the 2022 OIP calculated as follows:

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NFE COMPONENT CALCULATION
(In millions)
NJR	NJR Adjusted Actual NFE	NJR Target NFE	Percent of Target Payout Amount	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
	$252.8	$214.1	145.2%	50%	72.6%

(In millions)
NJNG	NJNG NFE	NJNG Target NFE	Percent of Target Payout Amount	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
	$140.1	$125.3	150%	50%	75%
Leadership Component

Our Chief Executive Officer submitted individual leadership performance reviews for each of the named executive officers for discussion and consideration by the LDCC. The LDCC reviewed each named executive officer’s 2022 individual leadership results, including results for our Chief Executive Officer, and assessed these results against such named executive officer’s objectives. Below is a summary of certain 2022 individual performance highlights for each of our named executive officers other than Mr. Shea that were factored into their 2022 annual short-term incentive award.

Name	Fiscal Year 2022 Performance Highlights
Stephen D. Westhoven
●

Achieved NFEPS above initial guidance

●

Delivered shareholder return in fiscal 2022 of 15.1%; top quartile within our utility peer group

●

Achieved commercial operation for NJNG’s green hydrogen plant

●

Advanced decarbonization innovation

●

Led investments at NJNG focused on sustainability for future development of energy infrastructure

Roberto F. Bel
●

Achieved NFEPS above initial guidance

●

Ranked fifth in TSR out of 18 companies in peer group

●

Maintained NJNG’s strong investment grade credit ratings

●

Executed NJR and NJNG private placements at competitive rates and expanded NJR credit facility by $150 million at existing terms

●

Successfully completed Fiscal 2022 Audit and ICFR testing plans

Patrick J. Migliaccio
●

Settled NJNG base rate case resulting in revenue increase of $79 million with full recovery of Southern Reliability Link and green hydrogen plant investments

●

Delivered financial results at NJNG in excess of financial plan

●

Deployed $53 million of capital in SAVEGREEN program, exceeding plan expectations

●

Optimized gas supply portfolio resulting in Basic Gas Supply Services incentive margin of $19.6 million

●

NJNG in top quartile in Cogent’s survey of utilities; named a Most Trusted Brand for the 9th consecutive year

●

Achieved exceptional DART incident rate; received AGA Industry Leader Accident Prevention Award

Amy Cradic
●

Advanced NJR’s decarbonization strategy

●

Established an internal deal team structure and executed and built upon investment opportunities

●

Achieved $39.1 million of NFE at NJRES supporting NJR’s outperformance against initial guidance

●

Delivered S&T results of $22.4 million in NFE through September 30, 2022

●

Achieved FERC approvals with Adelphia Gateway Project, resulting in full commercial operation

●

Delivered NJRCEV total pipeline of projects under contract and exclusivity that is nearly 700 megawatts

Richard Reich
●

Successfully resolved several threatened or active litigation matters, reducing overall litigation docket

●

Led facilitation of key NJNG, NJRCEV and S&T infrastructure projects

●

Assisted NJRCEV team in securing rights to a pipeline of solar projects

●

Improved the Code of Conduct (CoC) Process; closed numerous outstanding CoC investigations, revised investigations procedure and launched new system to enhance tracking and record-keeping

●

Reduced overall spending on external counsel in fiscal year 2022

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The Chief Executive Officer advised the LDCC that Mr. Bel, Ms. Cradic and Mr. Reich each achieved 133.3 percent of their leadership goals and Mr. Migliaccio achieved 125 percent of his leadership goals, which corresponded to a payout amount equal to 40 percent and 37.5 percent of their total target annual short-term incentive awards, respectively. The LDCC determined that Mr. Westhoven achieved 150 percent of his leadership goals, which corresponded to a payout amount equal to 45 percent of his total target annual short-term incentive award. We calculated the payout amount for the Leadership Component for each named executive officer as follows:

Name	Percent of Target Payout Amount for Leadership Component	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
Stephen D. Westhoven	150.0%	30%	45%
Roberto F. Bel	133.3%	30%	40%
Patrick J. Migliaccio	125.0%	30%	37.5%
Amy Cradic	133.3%	30%	40%
Richard Reich	133.3%	30%	40%

Mr. Shea did not have a target annual short-term incentive amount for fiscal year 2022.

CTS Component

We achieved 124.1 percent of our CTS targets, which corresponded to a payout amount equal to 24.82 percent of the total target annual short-term incentive award. We calculated this payout amount as follows:

Actual Performance as a Percentage of Commitment to Stakeholders Target	Component Percentage	Amount Earned as Percent of Total Annual Short-Term Incentive Award
124.1%	20%	24.82%

OIP FORMULA PAYOUT FOR
MR. WESTHOVEN:	PAYOUT FOR NFE		PAYOUT FOR LEADERSHIP		PAYOUT FOR CTS		A PERCENTAGE OF TARGET AMOUNT(1)
	72.6%	+	45.0%	+	24.82%	=	142.42%
MR. BEL:	PAYOUT FOR NFE		PAYOUT FOR LEADERSHIP		PAYOUT FOR CTS		A PERCENTAGE OF TARGET AMOUNT(1)
	72.6%	+	40.0%	+	24.82%	=	137.42%
MR. MIGLIACCIO:	PAYOUT FOR NFE		PAYOUT FOR LEADERSHIP		PAYOUT FOR CTS		A PERCENTAGE OF TARGET AMOUNT(1)
	75.0%	+	37.5%	+	24.82%	=	137.32%
MS. CRADIC:	PAYOUT FOR NFE		PAYOUT FOR LEADERSHIP		PAYOUT FOR CTS		A PERCENTAGE OF TARGET AMOUNT(1)
	72.6%	+	40.0%	+	24.82%	=	137.42%
MR. REICH:	PAYOUT FOR NFE		PAYOUT FOR LEADERSHIP		PAYOUT FOR CTS		A PERCENTAGE OF TARGET AMOUNT(1)
	72.6%	+	40.0%	+	24.82%	=	137.42%
(1) Totals have been adjusted for rounding.

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The LDCC reviewed (i) the results of the 2022 OIP for Mr. Westhoven and (ii) the results of the 2022 OIP for the other named executive officers based on the recommendations made by the Chief Executive Officer. The amounts of the annual short-term incentive awards for the named executive officers other than Mr. Shea, all of which were paid in cash, are set forth below.

Name	Fiscal Year 2022 Annual Short-Term Incentive Award Paid ($)
Stephen D. Westhoven	1,409,958
Roberto F. Bel	296,827
Patrick J. Migliaccio	379,003
Amy Cradic	329,808
Richard Reich	247,700

Long-Term Equity Incentive Awards

Our primary objectives in granting long-term equity incentive awards are to encourage significant ownership of our Common Stock by management and to provide long-term financial incentives linked directly to the long-term performance of the Company. The LDCC believes that ensuring significant ownership of our Common Stock by senior management is the optimal way to align the interests of management and our shareowners. Our equity incentive program is effectively designed to further this objective.

In November 2021, after consulting with FW Cook, the LDCC determined that a portion of our executive officers’ total compensation should continue to be delivered in a mix of Time-Vested Restricted Stock Units and performance-based awards. For fiscal year 2022, the Board approved, pursuant to the recommendation of the Chief Executive Officer, the long-term incentive program granting four types of awards:

Type of award	Recipient(s)	Performance or vesting conditions	Performance or vesting period
FY 2022 TSR Performance Share Units(1)	All named executive officers	NJR TSR must meet or exceed performance goal relative to TSR for an industry comparator group	Thirty-six months beginning October 1, 2021
FY 2022 NFE Performance Share Units(1)	All named executive officers	Meet or exceed performance goals for cumulative NFEPS	Thirty-six months beginning October 1, 2021
Performance-Based Restricted Stock Units(1)	Mr. Westhoven	Meet or exceed NFEPS performance goal for the fiscal year ending September 30, 2022	Three equal installments on September 30, 2022, 2023, and 2024
Time-Vested Restricted Stock Units(1)	All named executive officers other than Mr. Westhoven	None	Three equal installments on October 15, 2022, 2023, and 2024
Deferred Stock Retention Units	Mr. Bel and Mr. Reich	None	Thirty-six months beginning October 1, 2021
(1) All of these equity awards generally require the recipient to still be employed by NJR on the vesting date.

The performance share units and Performance-Based Restricted Stock Units granted to the President and Chief Executive Officer were entirely “at-risk,” because they will be forfeited if the applicable performance goals are not met. Approximately 50 percent of the shares that make up the awards to our other named executive officers were “at-risk,” while the remaining 50 percent of the awards were in the form of Time-Vested Restricted Stock Units. Equity awards were granted to promote retention of the named executive officers, while the FY 2022 TSR Performance Share Units benchmark our performance against an industry comparator group over an extended period of time and the FY 2022 NFE Performance Share Units measure our performance against cumulative NFEPS-based goals set by the LDCC.

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The graphic on the left below shows that 100 percent of Mr. Westhoven’s long-term incentive plan (“LTIP”) grants in fiscal year 2022 were performance-based equity grants. The graphic in the middle illustrates the split in the number of shares granted between Time-Vested Restricted Stock Unit grants and the performance-based equity grants to our named executive officers, other than Mr. Westhoven, in fiscal year 2022. The graphic below on the right shows the historical mix between the Time-Vested Restricted Stock Unit or deferred stock retention unit grants and performance-based awards to named executive officers between 2018 and 2022 based upon the number of shares granted. These graphics highlight our emphasis over the past five years on awarding a mix of performance-based awards, such as performance share units and Performance-Based Restricted Stock Units, and Time-Vested Restricted Stock Units or deferred stock retention unit awards. The actual value a named executive officer may receive will depend upon the number of shares received and the market price of our Common Stock at the time the awards vest.

In designing the long-term equity incentive program, the LDCC established the following key objectives:

●

Selecting long-term equity incentive levels and vehicles that are competitive with our peer group

●

Distributing restricted stock units with meaningful vesting periods to encourage retention of key executives

●

Using performance share unit awards and Performance-Based Restricted Stock Units based upon NFEPS or relative TSR to link compensation to Company performance criteria that are meaningful to shareowners

●

Providing flexibility by allowing balance among different types of long-term equity awards

With the exception of significant promotions and new hires, equity grants, including long-term equity incentive awards, generally are awarded at the first regularly scheduled LDCC meeting following the conclusion of the fiscal year. This timing enables us to consider the prior year performance of the Company and the participants and our expectations for the next performance period. The awards are made as early as practicable in our fiscal year to maximize the time period for the incentives associated with the awards. The LDCC approved the fiscal year 2022 long-term equity incentive awards on November 10, 2022.

FY 2022 TSR Performance Share Unit Awards

Each FY 2022 TSR Performance Share Unit is equal to one share of Common Stock. The FY 2022 TSR Performance Share Unit awards vest at the end of a 36-month performance period beginning on October 1, 2021, and ending on September 30, 2024, based on Company TSR versus a 17-company industry comparator group selected using objective screening criteria. The industry comparator group listed below, which includes U.S.-based natural gas and multi-utility companies with a market capitalization between one-fifth and five times that of NJR as of May 31, 2021, is used solely for purposes of this award. For reference, the TSR comparator group includes 13 of the companies that make up the fiscal year 2022 peer group used to benchmark compensation.

Atmos Energy Corporation	MDU Resources Group Inc.	South Jersey Industries, Inc.
Avista Corp.	National Fuel Gas Company	Southwest Gas Corporation
Black Hills Corporation	NiSource Inc.	Spire Inc.
CenterPoint Energy, Inc.	Northwest Natural Gas Company	UGI Corporation
Chesapeake Utilities Corporation	Northwestern Corporation	Unitil Corporation
CMS Energy Corp.	ONE Gas, Inc.

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The target awards to the named executive officers are shown below.

Name	Grant Date	Number of FY 2022 TSR Performance Share Units (Target)	Grant Date Fair Value(1) Target ($)
Stephen D. Westhoven	11/10/2021	14,602	567,142
Roberto F. Bel	11/10/2021	1,446	56,163
Patrick J. Migliaccio	11/10/2021	4,240	164,682
Amy Cradic	11/10/2021	3,769	146,388
Richard Reich	11/10/2021	2,044	79,389
(1)

Target amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $38.84 on November 10, 2021, utilizing a lattice model. The actual value of these awards will be determined based upon the number of FY 2022 TSR Performance Share Units that vest at the end of the performance period on September 30, 2024, and the closing price of our Common Stock on September 30, 2024.

The number of FY 2022 TSR Performance Share Units earned will be determined as follows:

Relative TSR Percentile	% of Target Award to Vest(1)
<25th	0%
25th (threshold)	40%
55th (target)	100%
80th and above (maximum)	150%
(1) If the Company’s TSR falls between any two specified percentiles, the TSR Performance Share Units earned will be determined by mathematical interpolation on a straight-line basis.

TSR is computed as follows:

TSR = (Priceend – Pricebegin + Dividends) / Pricebegin

Pricebegin = the average of the closing share price of the Common Stock over the 20 trading days beginning October 1, 2021.

Priceend = the average of the closing share price of the Common Stock over the 20 trading days ending September 30, 2024.

Dividends = dividends or other distributions paid to shareowners with respect to the Common Stock with ex-dividend dates falling within the 36-month period between October 1, 2021, and September 30, 2024 (with cash dividends and other distributions deemed reinvested in shares of Common Stock as of the ex-dividend date based on the price of the Common Stock on that date).

FY 2022 NFE Performance Share Unit Awards

Each FY 2022 NFE Performance Share Unit is equal to one share of Common Stock. The FY 2022 NFE Performance Share Units vest, if at all, based upon our Cumulative NFEPS (defined below) over the 36-month period beginning on October 1, 2021, and ending on September 30, 2024. The NFEPS targets are based upon our three-year financial plan and are designed to challenge our executives by being aggressive, but achievable, and to encourage and reward continued growth in our NFE on a per share basis. The cumulative NFE Performance Share target of $7.42 represents an annual compound growth rate consistent with our long-term NFE guidance. The target awards to the named executive officers are shown below.

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Name	Grant Date	Number of FY 2022 NFE Performance Share Units (Target) Granted	Grant Date Fair Value(1) Target ($)
Stephen D. Westhoven	11/10/2021	14,482	562,481
Roberto F. Bel	11/10/2021	1,434	55,697
Patrick J. Migliaccio	11/10/2021	4,206	163,361
Amy Cradic	11/10/2021	3,738	145,184
Richard Reich	11/10/2021	2,028	78,768
(1)

Target amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $38.84 on November 10, 2021. The actual value of these awards will be determined based upon the number of performance share units that vest at the end of the performance period on September 30, 2024, and the closing price of our Common Stock on September 30, 2024.

The number of FY2022 NFE Performance Share Units earned will be determined based on the following table.

Cumulative NFEPS	Performance Share Units Earned as a Percentage of Target Performance Shares(1)
Less than $5.94	0%
$5.94 (threshold)	50%
$7.42 (target)	100%
$8.90 or greater (maximum)	150%
(1) Payout for performance between goals will be interpolated on a straight-line basis.

“NFEPS” is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC.

“Cumulative NFEPS” is the sum of the annual NFEPS for the three fiscal years ended September 30, 2022, 2023 and 2024, calculated as follows:

Cumulative NFEPS = NFEPSFY2022 + NFEPSFY2023 + NFEPSFY2024

The earned FY 2022 NFE Performance Share Units will be delivered to participants at the end of the performance period after the LDCC determines that the performance objectives have been met.

FY 2022 Performance-Based Restricted Stock Unit Awards

Mr. Westhoven was granted Performance-Based Restricted Stock Units (“PBRS”) that would vest in up to three equal installments on September 30, 2022, September 30, 2023, and September 30, 2024, if the performance goal of $1.69 NFEPS for the fiscal year ended September 30, 2022, was achieved.

Name	Number of Shares of PBRS Granted	Grant Date Fair Value ($)
Stephen D. Westhoven	28,965	1,125,001

The performance goal of $1.69 NFEPS for NJR for the fiscal year ended September 30, 2022, was met and certified by the LDCC on November 9, 2022. As a result, Mr. Westhoven earned 28,965 shares, of which 9,989 shares, including accumulated dividends, vested on November 9, 2022. Mr. Westhoven’s remaining shares will vest in equal installments in September 2023 and September 2024.

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FY 2022 Time-Vested Restricted Stock Units

The LDCC approved the following grant of Time-Vested Restricted Stock Unit awards to named executive officers other than Mr. Westhoven and Mr. Shea as recognition for performance during fiscal year 2021 and as a retention vehicle. These awards will vest in up to three equal installments on September 30, 2022, September 30, 2023, and September 30, 2024. The LDCC values Time-Vested Restricted Stock Unit awards at the fair market value of the number of shares of our Common Stock on the date of grant.

Name	Number of Shares of Time-Vested Restricted Stock Units Granted	Grant Date Fair Value ($)(1)
Roberto F. Bel	2,868	111,393
Patrick J. Migliaccio	8,411	326,683
Amy Cradic	7,477	290,407
Richard Reich	4,055	157,496
(1) Represents the full grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $38.84 on November 10, 2021.
Deferred Stock Retention Unit Awards to Named Executive Officers

In recognition of their individual promotions, accompanying additional responsibility and NJR’s outstanding performance during fiscal year 2021, the LDCC awarded performance recognition awards, in the form of long-term deferred stock retention unit awards, to Mr. Bel and Mr. Reich. In addition, Mr. Shea received deferred stock retention units as part of his fiscal 2021 annual incentive award. These long-term deferred stock retention unit awards also are designed to promote retention and protect our investment in human capital by providing disincentive to executives to leave us for a competitor and to align the interests of our named executive officers with the long-term interests of our shareowners by linking compensation to changes in Company stock price and dividend payments.

The deferred stock retention unit awards are denominated in dollars when granted and converted into deferred stock retention units based on our Common Stock price at the date of grant. At the end of the deferral period on October 15, 2024, the deferred stock retention units will be paid out in shares of our Common Stock on a one-for-one basis plus accrued dividends, provided the named executive officer complies with restrictive covenants, including non-competition and non-solicitation restrictions.

As set forth in the table below, on November 10, 2021, the LDCC granted the following deferred stock retention unit awards:

Name	Number of DSRUs Granted	Grant Date Fair Value(1)* Target ($)
Roberto F. Bel	2,884	112,015
Richard Reich	4,068	158,001
Timothy F. Shea	28,321	1,099,988
(1) Represents full grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the closing price of our Common Stock of $38.84 on November 10, 2021.

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FY 2020 NFE Performance Shares Vesting

In November 2019, the LDCC approved the grant to certain of our named executive officers of FY 2020 NFE Performance Share Unit awards with performance criteria based upon the Company’s cumulative NFEPS. Each FY 2020 NFE Performance Share Unit was equal to one share of Common Stock. The FY 2020 NFE Performance Shares were eligible for vesting based upon the Cumulative NFEPS over the 36-month period beginning on October 1, 2019, and ending on September 30, 2022. As illustrated in the tables below, 105 percent of FY 2020 NFE Performance Shares vested after our actual performance was certified by the LDCC as $6.73 per share.

Cumulative NFEPS	Performance Share Units Earned as a Percentage of Target Performance Shares
Less than $5.29	0%
$5.29 (threshold)	50%
$6.61 (target)	100%
$6.73 (actual)	105%
$7.93 or greater (maximum)	150%

“NFEPS” is the NFE per basic share of Common Stock that the Company reports on a quarterly and annual basis to the public and in its quarterly reports on Form 10-Q and annual report on Form 10-K that are filed with the SEC, as adjusted by the LDCC to remove the one-time benefit to NFE from the revaluation of NJR’s deferred tax assets and liabilities resulting from the Tax Cut and Jobs Act of 2017.

“Cumulative NFEPS” is the sum of the annual NFEPS for the three fiscal years ended September 30, 2020, 2021 and 2022, calculated as follows:

Cumulative NFEPS = NFEPSFY2020 + NFEPSFY2021 + NFEPSFY2022

The table below shows the actual payouts for the named executive officers who received FY 2020 NFE Performance Share Unit awards based on the vesting percentage of 105 percent.

Name	Grant Date	Number of FY 2020 NFE Performance Share Units (Target) Granted	Number of Shares Actually Vested
Stephen D. Westhoven	11/12/2019	9,234	9,696
Roberto Bel	11/12/2019	923	969
Patrick J. Migliaccio	11/12/2019	3,078	3,232
Amy Cradic	11/12/2019	1,847	1,939
Richard Reich	11/12/2019	616	647
FY 2020 TSR Performance Shares Vesting

In November 2019, the LDCC approved the grant to certain of our named executive officers of FY 2020 TSR Performance Share Unit awards with performance criteria based on TSR performance relative to an industry comparator group. Each FY 2020 TSR Performance Share Unit was equal to one share of Common Stock. The FY 2020 TSR Performance Shares were eligible for vesting at the end of a 36-month performance period beginning on October 1, 2019, and ending on September 30, 2022, based upon our relative TSR versus the established comparator group used for compensation purposes at the time of grant. As illustrated in the tables below, none of the FY 2020 TSR Performance Shares vested. At the end of the performance period, our actual performance, as certified by the LDCC, was in the 61st percentile.

Relative TSR Percentile	% of Target Award to Vest
<25th	0%
25th (threshold)	40%
55th (target)	100%
61st (actual)	112%
80th and above (maximum)	150%

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TSR was computed as follows:

TSR = (Priceend – Pricebegin + Dividends) / Pricebegin

Pricebegin = the average of the closing share price of Common Stock over the 20 trading days beginning October 1, 2019

Priceend = the average of the closing share price of Common Stock over the 20 trading days ending September 30, 2022

Dividends = dividends or other distributions paid to shareowners with respect to the Common Stock with ex-dividend dates falling within the 36-month period between October 1, 2019, and September 30, 2022 (with such dividends and other distributions deemed reinvested in shares of Common Stock as of the ex-dividend date based on the price of the Common Stock on the ex-dividend date where not paid in shares of Common Stock)

Upon achievement of total shareowner return at a percentile between any two specified percentiles, any TSR Performance Share Units earned would have been determined by mathematical interpolation on a straight-line basis.

Name	Grant Date	Number of FY 2018 TSR Performance Share Units (Target) Granted	Number of Shares Actually Vested
Stephen D. Westhoven	11/12/2019	10,037	11,241
Roberto F. Bel	11/12/2019	1,004	1,124
Patrick J. Migliaccio	11/12/2019	3,346	3,748
Amy Cradic	11/12/2019	2,007	2,248
Richard Reich	11/12/2019	669	749

Retirement Programs

Our retirement programs for senior executives provide an opportunity for each participating executive, through long-term service to us, to receive certain retirement benefits. Four of our named executive officers participate in the NJNG Plan for Retirement Allowances for Non-Represented Employees (the “Non-Represented Plan”), which is a trusteed noncontributory defined benefit retirement plan. Each of our named executive officers also participates in our NJR Employees’ Retirement Savings Plan (our 401(k) Plan), which is a trusteed defined contribution plan. All of our non-represented employees hired on or after October 1, 2009, are covered by an enhanced defined contribution plan feature of our 401(k) Plan instead of the Non-Represented Plan.

Each of our named executive officers also participates in the Savings Equalization Plan of NJR, which we refer to as the SEP, and four of our named executive officers participate in the Pension Equalization Plan of NJR, which we refer to as the PEP, both of which are unfunded non-qualified plans. These plans provide benefits that would have been made under the Non-Represented Plan and the 401(k) Plan, but for the limitations on compensation and contributions imposed by the Internal Revenue Code. In addition, the named executive officers and certain other officers have Supplemental Executive Retirement Plan Agreements (“SERP Agreements”). Under the SERP Agreements, benefits are payable over a 60-month period commencing at age 65. At projected retirement, the total maximum amount payable to Mr. Westhoven under his SERP Agreement is currently $250,000. Mr. Bel, Mr. Migliaccio, Mr. Reich and Ms. Cradic would each be entitled to a maximum amount of $125,000, while Mr. Shea would be entitled to a maximum amount of $100,000, under their respective SERP Agreements as of September 30, 2022. These are described more fully in the narrative following the Pension Benefits table of this Proxy Statement.

We also sponsor health care plans that provide post-employment medical and life insurance benefits to union and non-union employees who meet the eligibility requirements. Retirees must meet certain age and service requirements to be eligible. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements and retiree contributions. As of September 30, 2022, other than Mr. Shea, none of the named executive officers have completed the age and service requirements to be eligible for post-employment health coverage.

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Severance Policies

Severance protection is provided to our senior executives in their employment continuation agreements (defined below) with the Company, but only if an executive is terminated following a “change of control.” This protection is designed to be fair and competitive and to aid in attracting and retaining experienced executives. We believe the protection we provide, including the level of severance payments and post-termination benefits, is appropriate and within the range of competitive practice.

Severance protection following a change of control provides a number of important benefits to us. First, it permits an executive to evaluate a potential change of control while relatively free of concern for the executive’s own situation or the need to seek employment elsewhere. Second, change of control transactions take time to unfold, and a stable management team can help preserve our operations — either to enhance the value delivered to a buyer in the transaction or, if no transaction is consummated, to ensure that our business will continue without undue disruption. Finally, we believe our change of control protections encourage management to consider, on an ongoing basis, whether a strategic transaction — even one that would vest control of the Company in a third party — might be advantageous to our shareowners.

Amended and Restated Employment Continuation Agreements

Each of our named executive officers has entered into an Employment Continuation Agreements with the Company (“Employment Continuation Agreement”). The Employment Continuation Agreements provide each executive certain rights in the event that his or her employment is terminated within two years following the occurrence of a “change of control” (as defined in the agreements) (i) by us without “Cause” (as defined in the agreements) or (ii) by the executive for “Good Reason” (as defined in the agreements). Subject to the limitation described in the next paragraph, upon such termination of employment, the executive will receive three times (in the case of Mr. Westhoven) or two times (in the case of the other named executive officers) the sum, of (x) annual base salary and (y) the average of annual bonuses paid or payable with respect to the last three calendar years ended prior to the change of control.

The Employment Continuation Agreements contain a “best net” provision where, if any excise tax is due, NJR will not make a gross-up payment, but instead will reduce payments to the executive to the extent necessary to avoid the imposition of an excise tax if such reduction will provide the executive the best net after-tax result. If full payment to an executive will result in the best net after-tax result, the full amount will be paid, but the executive will be solely responsible for any potential excise tax payment.

For purposes of the Employment Continuation Agreements, a “change of control” generally means:

●

The acquisition, within a 12-month period, by any person or group of beneficial ownership of securities representing 50 percent or more of the combined voting power of our securities;

●

Within any 12-month period, the persons who were our directors immediately before such period (the “Incumbent Directors”) and directors whose nomination or election is approved by a majority of the Incumbent Directors and directors previously approved by the Incumbent Directors cease to constitute a majority of the Board; or

●

The consummation of a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of our assets, or a complete liquidation as a result of which the shareowners immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power (as defined in the Employment Continuation Agreements) of the acquiring or surviving corporation.

As a condition of the right of an executive to receive payments under the Employment Continuation Agreements, the executive will not, for a period of two years following termination of employment, acting alone or in conjunction with others, directly or indirectly:

●

Compete with the business of the Company by performing activities that are the same as or similar to those in which he or she has been directly engaged on behalf of us or any affiliate, during the last two years prior to such termination, in the geographic area where such business was conducted;

●

Induce any customers of the Company or any of its affiliates with whom the executive has had direct contact or relationships, during and within the scope of his or her employment with the Company, to curtail or cancel their business with us or any such affiliates;

●

Induce, or attempt to influence, any employee of the Company or any of our affiliates to terminate employment with the Company or any such affiliates;

●

Solicit or assist any third party in the solicitation of any person who during the 12 months prior to such solicitation was an employee of the Company or any of its affiliates; or

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●

Directly or indirectly use, copy, disclose, publish or otherwise distribute confidential information or trade secrets of the Company.

The payments that may be due under the Employment Continuation Agreements in the event of a change of control are described in more detail below in the section entitled “Potential Payments Upon Termination or Change of Control.”

Deferred Compensation

To enhance the competitiveness of our executive compensation program and increase our ability to attract and retain qualified key personnel necessary for our continued success and progress, we offer an Officers’ Deferred Compensation Plan to provide a select group of management and highly compensated employees of the Company and its affiliates a means to defer receipt of specified portions of compensation and to have such deferred amounts treated as if invested in specified investment vehicles. Participants in the Officers’ Deferred Compensation Plan may defer the receipt of compensation or awards, which may be in the form of cash, stock or stock-denominated awards, including salary, annual bonus awards, long-term awards and compensation payable under other plans and programs, employment agreements or other arrangements. Deferrals under the Officers’ Deferred Compensation Plan must comply with the requirements of Section 409A of the Internal Revenue Code, U.S. federal income tax laws and regulations of the U.S. Treasury Department. Although all of the named executive officers are eligible to participate in the Officers’ Deferred Compensation Plan, none of them have any amounts in such plan.

Other Benefits

The LDCC believes employee benefits are an essential component of our competitive total compensation package. The named executive officers may participate in the same benefit plans as our salaried employees, which include medical, health and dental insurance, long-term disability insurance, accidental death and disability insurance, travel and accident insurance, and our 401(k) Plan. As part of the 401(k) Plan, with limited exceptions, we match 85 percent of the first six percent of compensation contributed by the employee into the 401(k) Plan, subject to the Internal Revenue Code and our 401(k) Plan limits. Additionally, we contribute between 3.5 and 4.5 percent of base compensation, depending upon years of service, into the 401(k) Plan on behalf of employees who are not eligible to participate in the defined benefit plans. We have disclosed all Company matches for our named executive officers in the column labeled “All Other Compensation,” in the Summary Compensation Table, and separately disclosed each amount in Footnote 6 to that table. The LDCC provides our executives, including named executive officers, with additional benefits that we believe provide security for current and future needs of the executives and their families. These other benefits are structured to be within the competitive range relative to our peer group. The additional benefits we provide, or have provided to some of our executives, consist of a car allowance, a preventative health maintenance program and an executive insurance program. The associated amounts are included in the column labeled “All Other Compensation” in the Summary Compensation Table, and separately disclosed in Footnote 6 to that table. In addition, we match certain charitable contributions made by our Chief Executive Officer and the other named executive officers. Finally, for business purposes, it may be appropriate for certain members of senior management to belong to a golf or social club so that such executives have an appropriate entertainment forum for customers and appropriate interaction with their communities.

Share Ownership Guidelines

The LDCC believes it is important to align the interests of senior management with our shareowners. While the LDCC considers this principle when determining the appropriate mix of compensation elements, the LDCC also established share ownership guidelines that encourage executives to accumulate and retain our Common Stock.

We believe that executive ownership is important to create a mutuality of interest with shareowners. Therefore, executive officers are required to meet established share ownership levels.

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These guidelines are subject to annual review by the LDCC. No changes were made in fiscal year 2022.

Under the share ownership guidelines, officers of the Company are required to own shares of our Common Stock with a total share value as set forth in the following table.

Position	Minimum Common Stock Ownership Requirement
Chief Executive Officer (“CEO”)	5 x Base Salary
Chief Operating Officer (“COO”)(1)	4 x Base Salary
Section 16 Officers (other than CEO and NJR COO)	3 x Base Salary
Other Officers	1 x Base Salary
(1) The COO refers to the NJR COO rather than the COO of our utility and non-utility businesses. NJR, however, does not currently have a COO.

Until an officer achieves the minimum share ownership under the guidelines described above, he or she must retain 50 percent of all shares received under the Company’s stock award and incentive plans, net of the number of shares the officer has applied to the payment of taxes on such awards. Compliance with these guidelines is determined annually on October 1 using the average quarter-end closing price of the Company’s Common Stock for the most recently completed fiscal year. Once the minimum stock ownership threshold is achieved, a named executive officer will remain in compliance with the guidelines despite future changes in stock price and base salary, as long as his or her holdings do not decline below the number of shares held at the time the minimum stock ownership requirement was met.

Each of the named executive officers currently employed by us was in compliance with these share ownership guidelines as of September 30, 2022, and all of our officers either meet the minimum share ownership requirements under the guidelines or have met the retention requirements applicable to those who do not yet meet the minimum share ownership requirements.

Compensation Recoupment

Our Clawback Policy, which applies to incentive compensation awarded to executive officers, may be applied in the case of a financial restatement or to address detrimental conduct that results in material financial or reputational harm to the Company.

Under the Clawback Policy, in the event of (a) an accounting restatement resulting from material noncompliance with financial reporting requirements under the applicable securities laws or (b) specified detrimental conduct that, in the discretion of the LDCC, is likely to cause or has caused material financial or reputational harm to the Company, incentive compensation may be recouped from the named executive officers or others covered by the Clawback Policy.

Anti-Hedging and Pledging Policy

To ensure alignment of the interests of our shareowners, directors and executive officers, the Company’s Code of Conduct does not permit directors, officers or employees to engage in short-term or speculative transactions involving the Company’s securities, including short sales, publicly-traded options, or hedging transactions. In addition, directors, officers and certain employees, as designated by the Company’s Senior Vice President and General Counsel, are prohibited from pledging the Company’s securities as collateral.

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United States Federal Income Tax Limits on Deductibility

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally sets a limit of $1 million on the amount of compensation that we may deduct for federal income tax purposes in any given year with respect to the compensation of each of our named executive officers. We consider the impact of the deduction limit under Section 162(m) when developing and implementing our executive compensation programs, but we intend to design our executive compensation arrangements to be consistent with our best interests and the interests of our shareowners. We believe it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must be deductible under Section 162(m). Amounts paid under our compensation programs may not be deductible.

Advisory Votes on Executive Compensation

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the subsequent rules and regulations promulgated by the SEC, we are including a non-binding advisory resolution approving the compensation of our named executive officers. The vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. This vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the LDCC values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future decisions on executive compensation, as it deems appropriate.

At the 2022 Annual Meeting of Shareowners, 97.7 percent of the votes cast on the proposal were voted for the non-binding advisory resolution approving the compensation of our named executive officers. In light of that result, the Board implemented similar objectives, program and rationale for the compensation of our named executive officers in fiscal year 2022, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative as set forth in this Proxy Statement.

As previously disclosed, the Board and management determined to implement an annual advisory vote on the compensation of our named executive officers. As a result, we are including the non-binding advisory resolution approving the compensation of our named executive officers again in this Proxy Statement. See Item 2 of this Proxy Statement.

In addition, at the 2017 Annual Meeting of Shareowners, a large majority of our shareowners approved, on a non-binding basis, the holding of the non-binding vote on the compensation of our named executive officers on an annual basis (“say-on-pay frequency”). We are also required, at least once every six years, to submit for shareowner approval a non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareowner vote regarding the approval of the compensation of our named executive officers. Accordingly, we are submitting for shareowner approval a proposal regarding the “frequency” vote in this Proxy Statement. See Item 3 on page 79 of this Proxy Statement.

Report of the Leadership Development and Compensation Committee

The LDCC has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management and, based on such review and discussion, the LDCC recommends to the Board that it be included in this Proxy Statement.

Sharon C. Taylor (Chair)
Donald L. Correll
Jane M. Kenny
Thomas C. O’Connor
David A. Trice
Dated: November 10, 2022

This “Report of the Leadership Development and Compensation Committee” will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this information by reference and will not otherwise be deemed filed under such Acts.

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Compensation Risk Assessment

As part of its oversight of our executive compensation program, the LDCC considers the impact of our executive compensation program, and the incentives created by the compensation awards it administers, on our risk profile. In addition, we review all our compensation policies and procedures, including the incentives they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us. At the LDCC’s direction, FW Cook provided the LDCC with a risk assessment of our executive compensation policies and practices. Based on its independent assessment, FW Cook concluded that our compensation policies and practices for executives do not create risks that are reasonably likely to have a material adverse effect on us.

The LDCC reviewed the findings of its own assessment, together with the FW Cook assessment, and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. The LDCC, therefore, determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us. In its discussions, the LDCC considered the attributes of our programs, including:

●

We have an appropriate pay philosophy, peer group and market positioning in light of NJR’s business model.

●

Cash compensation is not overly weighted toward short-term incentives and there is an appropriate balance of cash and equity opportunity in the overall program to align management and shareowner interests.

●

Short-and long-term incentives are focused on profitability, with consideration of other critical stakeholder issues.

●

Performance goals are set to levels that encourage strong performance and that can support the resulting compensation expense, but are based upon operating levels that can be attained without taking inappropriate risks or deviating from approved strategies. In light of the overall balance of the program, the performance goals discourage pursuit of excessively risky business strategies.

●

Long-term incentives have multi-year vesting and/or performance periods (three years) to ensure a long-term focus and appropriate balance against short-term goals. The relative TSR metric for the TSR performance share units does not require highest-of peers performance for maximum payout. Realized value from long-term incentives is linked to absolute and relative stock price performance.

●

Short-and long-term incentive payouts are generally capped at 150 percent of target.

●

The LDCC exercises independent oversight, with discretion to reduce incentives based on a subjective evaluation of individual performance.

●

We have adopted substantial share ownership guidelines, anti-hedging/pledging policies, and a comprehensive clawback policy.

The LDCC will continue to consider compensation risk implications when deliberating on the design of our executive compensation programs.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information relating to total compensation for our named executive officers for the fiscal years ended September 30, 2022, 2021 and 2020, as applicable.

Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Bonus(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
STEPHEN D. WESTHOVEN President and Chief Executive Officer	2022	884,417	2,254,623	—	1,409,958	—	63,776	4,612,774
	2021	808,841	1,822,848	—	1,312,245	782,952	56,573	4,783,459
	2020	755,776	1,488,418	—	887,250	974,980	64,253	4,170,677
ROBERTO F. BEL(7) Senior Vice President and Current Chief Financial Officer	2022	350,794	335,267	—	296,827	—	37,885	1,020,773
PATRICK J. MIGLIACCIO Senior Vice President and Chief Operating Officer, NJNG, Former Chief Financial Officer	2022	456,687	654,726	—	379,003	—	37,104	1,527,520
	2021	431,388	562,896	1,000	381,744	114,284	35,468	1,526,780
	2020	397,623	496,152	—	283,920	193,992	30,414	1,402,101
AMY CRADIC Senior Vice President and Chief Operating Officer of Non-Utility Businesses, Strategy and External Affairs	2022	389,357	581,979	—	329,808	—	43,600	1,344,744
	2021	345,109	422,968	1,000	305,395	—	38,042	1,112,514
	2020	297,131	297,693	—	227,136	—	19,463	841,423
RICHARD REICH Senior Vice President and General Counsel	2022	359,226	473,654	—	247,700	—	33,295	1,113,875
TIMOTHY F. SHEA(7) Former Vice President, NJRES	2022	189,206	1,099,988	—	—	—	15,781	1,304,975
	2021	325,199	—	1,000	1,100,000	131,904	27,295	1,585,398
(1)

Salary amounts include cash compensation earned by each named executive officer during fiscal years 2022, 2021 and 2020, as applicable, as well as any amounts earned in fiscal years 2022, 2021 and 2020, but contributed under our 401(k) Plan.

(2)

The amounts included are the grant date fair value of the stock awards granted in fiscal years 2022, 2021 and 2020, determined under share-based compensation accounting guidance in accordance with FASB ASC Topic 718. There were no options granted to the named executive officers in fiscal years 2022, 2021 and 2020. These amounts reflect the aggregate grant date fair value for these awards. For the FY 2022 TSR Performance Share Unit awards and the FY 2022 NFE Performance Share Unit awards granted in fiscal year 2022 to the named executive officers pursuant to the 2017 Plan that are subject to performance conditions, the values in the Summary Compensation Table above reflect the probable outcome of such performance conditions. The grant date fair values of the FY 2022 NFE Performance Share Unit awards, assuming the highest level of performance conditions for each of the named executive officers, are: Mr. Westhoven: $843,722; Mr. Bel: $83,546; Mr. Migliaccio: $245,042; Ms. Cradic: $217,776; and Mr. Reich: $118,152. With respect to the FY 2022 TSR Performance Share Units, the maximum amount that could be earned based upon the grant date fair value for each of the named executive officers is Mr. Westhoven: $850,712; Mr. Bel: $84,243; Mr. Migliaccio: $247,023; Ms. Cradic: $219,582; and Mr. Reich: $119,084. The amounts in this column include the grant date fair value of PBRS granted to Mr. Westhoven in fiscal year 2022 in the amount of $1,125,001. Assumptions used in the calculation of the foregoing award amounts are included in Note 10 to each of the consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended September 30, 2022, 2021, and 2020 and incorporated by reference into this Proxy Statement. Information on individual equity awards granted to the named executive officers in fiscal year 2022 is set forth in the section entitled “Grants of Plan-Based Awards.” Information on the vesting of restricted stock and deferred stock retention units in fiscal year 2022 is set forth in the section entitled “Stock Vested.”

(3)

For fiscal year 2021, the amount includes a special bonus that was given to all employees in recognition of their continued hard work and dedication during the COVID-19 pandemic.

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(4)

The amounts represent cash awards to the named executive officers under our performance-based annual incentive plans for fiscal years 2022, 2021 and 2020, which is discussed in the section entitled “Annual Short-Term Incentive Awards.” While the amounts for all of the named executive officers were earned for fiscal years 2022, 2021 and 2020 performance, as the case may be, they were not paid to the named executive officers until November 2022, November 2021 and November 2020, respectively.

(5)

The amounts shown in this column for Messrs. Westhoven, Migliaccio, Reich and Shea represent the change in the actuarial present value of the accumulated benefits under all of our pension plans for the named executive officers. For those named executive officers, the change in the pension value was calculated using the same actuarial assumptions, with the exception of turnover, retirement, disability and pre-retirement mortality as used to compute the accumulated benefit obligations as of September 30, 2022, 2021 and 2020, as stated in our Annual Report on Form 10-K for the years ended September 30, 2022, 2021 and 2020, respectively. These assumptions included an interest rate of 2.92 percent as of September 30, 2020, 3.07 percent as of September 30, 2021 and 5.50 percent as of September 30, 2022. The present value of the benefits has been calculated assuming the named executive officers stay in employment until age 60, which is the earliest age the executive could collect a benefit without reduction for early retirement. The change in the actuarial present value of the accumulated pension benefits under our pension plan for the fiscal year ended September 30, 2022 reflects (i) the value of benefits accrued this fiscal year plus (ii) the increase in value of previously accrued benefits due to time plus (iii) the change in value for benefits accrued in all prior years of employment due to change in interest rate. For the named executive officer group as a whole, there was a 43 percent decrease due to the change in interest rate from 3.07 percent to 5.50 percent and a 22 percent increase attributable to the increase in benefits to be paid. The largest contribution to the change in fiscal year 2021 was the increase in value of benefits to be paid, and the largest contribution to the change in fiscal year 2020 was the change in interest rate. The interest rate used to determine the present value is set each year in accordance with GAAP to match the yield of AA bonds with similar duration at the end of the fiscal year and is reviewed by our independent actuaries and accountants.

(6)

The table below reflects the types and dollar amounts of perquisites, additional compensation and other personal benefits provided to the named executive officers during fiscal year 2022. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer. The named executive officers paid any taxes associated with these benefits without reimbursement from us. Each perquisite and personal benefit included in the table below is described in more detail in the narratives immediately following the table.

(7)

Mr. Bel was promoted to Chief Financial Officer as of January 1, 2022. Mr. Shea retired in February 2022 and is currently working part-time as a Strategic Analyst for NJR Midstream Company.

All Other Compensation Table

Name	Car Allowance ($)(a)	Company-Paid Insurance Premiums ($)(b)	401(k) Plan/ SEP Matching Contribution ($)(c)	Charitable Matching Contribution ($)(d)	Total ($)
Stephen D. Westhoven	7,247	6,659	44,870	5,000	63,776
Roberto F. Bel	7,247	1,201	27,937	1,500	37,885
Patrick J. Migliaccio	7,247	3,772	23,185	2,900	37,104
Amy Cradic	7,247	3,462	29,891	3,000	43,600
Richard Reich	7,247	1,759	20,689	3,600	33,295
Timothy F. Shea	2,972	3,068	9,741	—	15,781
(a)

We provide a car allowance to certain executive officers, including our named executive officers. The purpose of the car allowance is to make our compensation program competitive with other companies’ programs and because cars are predominantly used for business purposes.

(b)

The amounts listed represent aggregate premiums we paid in fiscal year 2022 for our group life insurance policy, for a directors and officers travel insurance policy, and an insurance policy that is used to support our obligations under the SERP agreements with each of the named executive officers.

(c)

Each named executive officer is eligible to participate in our 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits. The amounts set forth in the table above represent Company contributions under our 401(k) Plan and our SEP for fiscal year 2022. Information about the 401(k) Plan and SEP is set forth in the section entitled “Pension Benefits.”

(d)

Each named executive officer is eligible to participate in our matching gifts programs through which we match employees’ contributions to certain charities and qualified educational institutions.

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Grants of Plan-Based Awards

The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended September 30, 2022.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Stephen D. Westhoven
Performance-Based Restricted Stock Units	11/10/2021							28,965	1,125,001
TSR Performance Share Units	11/10/2021				5,841	14,602	21,903		567,141
NFE Performance Share Units	11/10/2021				7,241	14,482	21,723		562,481
Annual Incentive Award	11/10/2021	0	990,000	1,485,000
Roberto F. Bel
Deferred Stock Retention Units	11/10/2021							2,884	112,015
Restricted Stock Units	11/10/2021							2,868	111,393
TSR Performance Share Units	11/10/2021				578	1,446	2,169		56,162
NFE Performance Share Units	11/10/2021				717	1,434	2,151		55,697
Annual Incentive Award	11/10/2021	0	216,000	324,000
Patrick J. Migliaccio
Restricted Stock Units	11/10/2021							8,411	326,683
TSR Performance Share Units	11/10/2021				1,696	4,240	6,360		164,682
NFE Performance Share Units	11/10/2021				2,103	4,206	6,309		163,361
Annual Incentive Award	11/10/2021	0	276,000	414,000
Amy Cradic
Restricted Stock Units	11/10/2021							7,477	290,407
TSR Performance Share Units	11/10/2021				1,508	3,769	5,654		146,388
NFE Performance Share Units	11/10/2021				1,869	3,738	5,607		145,184
Annual Incentive Award	11/10/2021	0	240,000	360,000
Richard Reich
Deferred Stock Retention Units	11/10/2021							4,068	158,001
Restricted Stock Units	11/10/2021							4,055	157,496
TSR Performance Share Units	11/10/2021				818	2,044	3,066		79,389
NFE Performance Share Units	11/10/2021				1,014	2,028	3,042		78,768
Annual Incentive Award	11/10/2021	0	180,250	270,375
Timothy F. Shea
Deferred Stock Retention Units	11/10/2021							28,321	1,099,988
Annual Incentive Award
(1)

Represents the potential fiscal year 2022 threshold, target and maximum annual incentive award amounts for each of the named executive officers as set by the LDCC. The actual amount of the annual short-term incentive award earned by each named executive officer for fiscal year 2022 is reported in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. For additional information with respect to the fiscal year 2022 annual short-term incentive awards, please see “Annual Short-Term Incentive Awards.”

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(2)

The values under this column represent the number of FY 2022 TSR Performance Share Units and FY 2022 NFE Performance Share Units granted to the named executive officers and shows potential threshold, target or maximum payout amounts at the end of the 36-month performance period on September 30, 2024. The calculation of actual payout amounts is described in more detail under “FY 2022 TSR Performance Share Unit Awards” and “FY 2022 NFE Performance Share Unit Awards.”

(3)

In the case of Mr. Westhoven, the amount includes the number of PBRS units granted on November 10, 2021, with performance criteria based upon NFEPS in the fiscal year ended September 30, 2022, as described in more detail under “Fiscal Year 2022 Performance-Based Restricted Stock Unit Awards.” The values for the other named executive officers represent Time-Vested Restricted Stock Unit Awards granted during fiscal year 2022, as described in more detail under “FY 2022 Time-Vested Restricted Stock Units.” In the case of Messrs. Bel, Reich and Shea, the amount includes the number of deferred stock retention units granted on November 10, 2021, as described in more detail under “Deferred Stock Retention Unit Awards to Named Executive Officers.”

(4)

Amounts shown represent the grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions used by us in computing these amounts, see Note 10 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended September 30, 2022, and incorporated by reference into this Proxy Statement. The actual value a named executive officer may receive depends on market prices. The amounts reflected in the “Grant Date Fair Value of Stock Awards” column may not be realized.

2017 Stock Award and Incentive Plan

Shareowners approved the 2017 Plan at the Annual Meeting of Shareowners held in January 2017. The 2017 Plan, which is administered by the LDCC, authorizes a broad range of awards that the LDCC may grant at its discretion, including:

●

Restricted stock, which are actual shares subject to a risk of forfeiture and restrictions on transfer

●

Performance shares or other stock-based performance awards (including deferred stock retention or restricted stock awards that may be earned by achieving specific performance objectives)

●

Deferred stock retention units, which represent a contractual commitment to deliver shares at a future date, and may or may not be subject to a risk of forfeiture (shares of forfeitable deferred stock are sometimes called “restricted stock units”)

●

Cash-based performance awards tied to achievement of specific performance objectives

●

Other awards based on Common Stock

●

Dividend equivalents

●

Stock options (incentive stock options and non-qualified stock options)

●

Stock appreciation rights

●

Shares issuable in lieu of rights to cash compensation

Executive officers and all other employees of the Company and our subsidiaries, non-management directors serving on the Board, and others who provide substantial services to the Company and our subsidiaries and affiliates are eligible for awards under the 2017 Plan. The selection of participants and the nature and size of the awards granted to participants is subject to the LDCC’s discretion. As of September 30, 2022, approximately 588,639 shares of Common Stock were subject to outstanding awards under our equity compensation plans and 2,321,648 shares of Common Stock were available for future awards under our equity compensation plans.

Consistent with the requirements of the NYSE, the 2017 Plan includes a restriction providing that we will not, without shareowner approval, amend or replace options or stock appreciation rights (“SARs”) previously granted under the 2017 Plan in a transaction that constitutes a “repricing.”

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Outstanding Equity Awards at Fiscal Year End

There are currently no options, SARs or similar instruments outstanding. The following table presents information concerning the number and value of nonvested stock (including restricted stock units or other similar instruments) and incentive plan awards for the named executive officers outstanding as of the end of the fiscal year ended September 30, 2022:

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Stephen D. Westhoven
November 12, 2019 FY 2020 TSR	—		—		10,037	(1)	388,432	(2)
November 12, 2019 FY 2020 NFE	—		—		9,234	(3)	357,356	(2)
November 9, 2020 FY 2021 PBRS	—		—		17,321	(4)	670,336	(5)
November 9, 2020 FY 2021 TSR	—		—		13,773	(6)	533,015	(2)
November 9, 2020 FY 2021 NFE	—		—		12,991	(7)	502,752	(2)
November 10, 2021 FY 2022 PBRS	—		—		28,965	(8)	1,120,946	(5)
November 10, 2021 FY 2022 TSR	—		—		14,602	(9)	565,097	(2)
November 10, 2021 FY 2022 NFE	—		—		14,482	(10)	560,453	(2)
Roberto F. Bel
November 12, 2019 FY 2020 RSU	616	(11)	23,826	(5)	—		—
November 12, 2019 FY 2020 TSR	—		—		1,004	(1)	38,855	(2)
November 12, 2019 FY 2020 NFE	—		—		923	(3)	35,720	(2)
November 9, 2020 FY 2021 RSU	2,163	(12)	83,695	(5)	—		—
November 9, 2020 FY 2021 TSR	—		—		1,720	(6)	66,564	(2)
November 9, 2020 FY 2021 NFE	—		—		1,622	(7)	62,771	(2)
November 10, 2021 FY 2022 DEF	2,884	(13)	111,611	(5)	—		—
November 10, 2021 FY 2022 RSU	2,868	(14)	110,992	(5)	—		—
November 10, 2021 FY 2022 TSR	—		—		1,446	(9)	55,960	(2)
November 10, 2021 FY 2022 NFE	—		—		1,434	(10)	55,496	(2)

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Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Patrick J. Migliaccio
November 12, 2019 FY 2020 RSU	2,052	(11)	79,412	(5)	—		—
November 12, 2019 FY 2020 TSR	—		—		3,346	(1)	129,490	(2)
November 12, 2019 FY 2020 NFE	—		—		3,078	(3)	119,119	(2)
November 9, 2020 FY 2021 RSU	5,349	(12)	206,993	(5)	—		—
November 9, 2020 FY 2021 TSR	—		—		4,253	(6)	164,591	(2)
November 9, 2020 FY 2021 NFE	—		—		4,012	(7)	155,264	(2)
November 10, 2021 FY 2022 RSU	8,411	(14)	325,506	(5)	—		—
November 10, 2021 FY 2022 TSR	—		—		4,240	(9)	164,088	(2)
November 10, 2021 FY 2022 NFE	—		—		4,206	(10)	162,772	(2)
Amy Cradic
November 12, 2019 FY 2020 RSU	1,231	(11)	47,653	(5)	—		—
November 12, 2019 FY 2020 TSR	—		—		2,007	(1)	77,671	(2)
November 12, 2019 FY 2020 NFE	—		—		1,847	(3)	71,479	(2)
November 9, 2020 FY 2021 RSU	4,019	(12)	155,548	(5)	—		—	(4)
November 9, 2020 FY 2021 TSR	—		—		3,196	(6)	123,685	(2)
November 9, 2020 FY 2021 NFE	—		—		3,014	(7)	116,642	(2)
November 10, 2021 FY 2022 RSU	7,477	(14)	289,360	(5)	—		—
November 10, 2021 FY 2022 TSR	—		—		3,769	(9)	145,860	(2)
November 10, 2021 FY 2022 NFE	—		—		3,738	(10)	144,661	(2)

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Name	Stock Awards
	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Richard Reich
November 12, 2019 FY 2020 RSU	410	(11)	15,880	(5)	—		—
November 12, 2019 FY 2020 TSR	—		—		669	(1)	25,890	(2)
November 12, 2019 FY 2020 NFE	—		—		616	(3)	23,839	(2)
November 9, 2020 FY 2021 RSU	1,158	(12)	44,815	(5)	—		—
November 9, 2020 FY 2021 TSR	—		—		921	(6)	35,643	(2)
November 9, 2020 FY 2021 NFE	—		—		869	(7)	33,630	(2)
November 10, 2021 FY 2022 DEF	4,068	(13)	157,432	(5)	—		—
November 10, 2021 FY 2022 RSU	4,055	(14)	156,929	(5)	—		—
November 10, 2021 FY 2022 TSR	—		—		2,044	(9)	79,103	(2)
November 10, 2021 FY 2022 NFE	—		—		2,028	(10)	78,484	(2)
Timothy F. Shea
November 13, 2018 FY 2019 DEF	28,321	(13)	1,096,023	(5)	—		—
(1)

Represents the target number of FY 2020 TSR Performance Share Units issued to the named executive officers on November 12, 2019, which vested based upon performance through September 30, 2022, upon certification of performance by the LDCC. Each FY 2020 TSR Performance Share vested one-for-one into a share of Common Stock.

(2)

Calculated based upon Common Stock closing price of $38.70 per share as of September 30, 2022. The actual value realized for the FY 2020 TSR Performance Share Units and the FY 2020 NFE Performance Share Units, the FY 2021 TSR Performance Share Units and the FY 2021 NFE Performance Share Units, and the FY 2022 TSR Performance Share Units and the FY 2022 NFE Performance Share Units will be calculated based upon our Common Stock closing price on the date the LDCC certifies that the targets have been met in November of each vesting year, and the actual number of performance shares granted, subject to certain conditions.

(3)

Represents the target number of FY 2020 NFE Performance Shares issued to the named executive officers on November 12, 2019, which vested based upon performance through September 30, 2022, upon certification of performance by the LDCC. Each FY 2020 NFE Performance Share vested one-for-one into a share of Common Stock.

(4)

Represents the FY 2021 PBRS units issued to Mr. Westhoven on November 9, 2020, which vest in three equal annual installments on September 30, 2021, September 30, 2022 and September 30, 2023. The first and second tranches of the FY 2021 PBRS units vested upon certification by the LDCC that the performance goal was met on November 10, 2021. Each FY 2021 PBRS unit vests one-for-one into a share of Common Stock.

(5)

Calculated based upon Common Stock closing price of $38.70 per share as of September 30, 2022. The actual value realized for shares of PBRS units, restricted stock units and deferred stock retention units will be calculated based upon our Common Stock closing price on each of the respective vesting dates.

(6)

Represents the target number of FY 2021 TSR Performance Share Units issued to the named executive officers on November 9, 2020, which may vest on September 30, 2023, upon certification of performance by the LDCC. Each FY 2021 TSR Performance Share Unit will vest one-for-one into a share of Common Stock.

(7)

Represents the target number of FY 2021 NFE Performance Share Units issued to the named executive officers on November 9, 2020, which may vest on September 30, 2023, upon certification of performance by the LDCC. Each FY 2021 NFE Performance Share Unit will vest one-for-one into a share of Common Stock.

(8)

Represents the FY 2022 PBRS units issued to Mr. Westhoven on November 10, 2021, which may vest one-for-one into a share of our Common Stock in up to three equal installments on September 30, 2022, September 30, 2023, and September 30, 2024, if the performance goal is achieved. The first tranche of the FY 2022 PBRS units vested upon certification by the LDCC that the performance goal was met on November 10, 2022.

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(9)

Represents the target number of FY 2022 TSR Performance Share Units issued to the named executive officers on November 10, 2021, which may vest on September 30, 2024, upon certification of performance by the LDCC. Each FY 2022 TSR Performance Share Unit will vest one-for-one into a share of Common Stock. For more information regarding the vesting of the FY 2022 TSR Performance Share Units, please see “FY 2022 TSR Performance Share Unit Awards.”

(10)

Represents the target number of FY 2022 NFE Performance Share Units issued to the named executive officers on November 10, 2021, which may vest on September 30, 2024, upon certification of performance by the LDCC. Each FY 2022 NFE Performance Share Unit will vest one-for-one into a share of Common Stock. For more information regarding the vesting of the FY 2022 NFE Performance Share Units, please see “FY 2022 NFE Performance Share Unit Awards.”

(11)

Represents restricted stock units granted to the named executive officer on November 12, 2019, which vested in three equal annual installments beginning on October 15, 2020.

(12)

Represents restricted stock units granted to the named executive officer on November 9, 2020, which may vest in three equal annual installments on October 15, 2021, October 15, 2022 and October 15, 2023, based on continued employment. Each restricted stock unit vests one-for-one into a share of Common Stock.

(13)

Represents deferred stock retention units granted to the named executive officer on November 10, 2021. Each deferred stock retention unit vests one-for-one into a share of Common Stock and accrues dividends that are converted into shares of Common Stock based on the closing price on the vesting date. These awards vest on October 15, 2024.

(14)

Represents restricted stock units granted to the named executive officer on November 10, 2021, which may vest in three equal annual installments on October 15, 2022, October 15, 2023, and October 15, 2024, based on continued employment. Each restricted stock unit vests one-for-one into a share of Common Stock.

Stock Vested

The following table presents information concerning the vesting of stock (including restricted stock units, performance shares and similar instruments) for the named executive officers during the fiscal year ended September 30, 2022.

Name	Stock Awards
	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Stephen D. Westhoven	36,343	1,401,414
Roberto F. Bel	4,027	173,078
Patrick J. Migliaccio	13,683	518,563
Amy Cradic	8,363	316,659
Richard Reich	2,823	106,845
Timothy F. Shea	19,560	739,734
(1)

Represents the total number of vested restricted stock units granted on November 13, 2018, November 12, 2019, and November 9, 2020; FY 2020 PBRS granted on November 12, 2019; FY 2021 PBRS granted on November 9, 2020; deferred stock units granted on November 13, 2018; and FY 2019 NFE Performance Shares granted on November 13, 2018, as applicable.

(2)

Value for the restricted stock units and deferred stock retention units was calculated based upon our Common Stock closing price of $37.70 on October 15, 2021, which was the vesting date for those units. Value for the FY 2020 PBRS and FY 2021 PBRS, was calculated based upon our Common Stock closing price of $38.70 on September 30, 2022, which was the vesting date for those shares. Value for the FY 2019 NFE Performance Shares granted on November 13, 2018, were calculated based upon our Common Stock closing price of $38.84 on November 10, 2021, which was the vesting date for those shares.

Pension Benefits

We provide defined contribution and/or defined benefit retirement benefits to substantially all employees who meet vesting and other requirements. Our qualified defined benefit plan for non-represented employees is the Non-Represented Plan. Our qualified defined benefit plan for represented employees is the NJNG Plan for Retirement Allowances for Represented Employees (“Represented Plan”). Our qualified defined contribution plan is our 401(k) Plan. All represented employees of NJRHS hired on or after October 1, 2000, all represented employees of NJNG hired on or after January 1, 2012, and all of our non-represented employees hired on or after October 1, 2009, are covered by an enhanced defined contribution plan feature of our 401(k) Plan instead of the Represented Plan or Non-Represented Plan. Four of our named executive officers participate in the Non-Represented Plan and all of our named executive

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officers participate in the 401(k) Plan. Mr. Bel and Ms. Cradic are not eligible to participate in the defined benefit plans but receive an enhanced contribution from the Company in the 401(k) Plan. The retirement benefit under the Non-Represented Plan is based on years of service and highest 60-month average compensation.

In addition to the Non-Represented Plan, the Represented Plan and the 401(k) Plan, we sponsor the SEP and the PEP, both of which are non-qualified plans. Each of the named executive officers is or may become eligible for SEP benefits, and four of our named executive officers are eligible for PEP benefits. Benefits will be paid under the PEP and the SEP to the extent benefits are not payable by the Non-Represented Plan and the 401(k) Plan due to the limitations on compensation and contributions in the Internal Revenue Code. The PEP and the SEP are unfunded, with benefits paid from our corporate assets.

We also sponsor health care plans that provide post-employment medical and life insurance benefits to union and non-union employees who meet the eligibility requirements. To be eligible, retirees must meet certain age and service requirements. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements and retiree contributions. As of September 30, 2022, other than Mr. Shea, none of the named executive officers have completed the age and service requirements to be eligible for post-retirement health coverage.

The following table presents information concerning each of our defined benefit plans that provide for payments or other benefits to the named executive officers at, following or in connection with retirement. For each named executive officer, the present value of accumulated benefit in the table below was calculated using actuarial assumptions, including an interest rate of 5.50 percent as of September 30, 2022. The present value of the benefits was calculated assuming the named executive officers remain employed with NJR until the earliest age at which the executive could collect a benefit without reduction for early retirement. The assumed age of payment is 60 for Messrs. Westhoven, Migliaccio and Reich.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Stephen D. Westhoven	Non-Represented Plan	32	1,236,210	—
	PEP	32	2,029,507	—
	SEP	32	113,140	29,315
Roberto F. Bel	Non-Represented Plan	—	—	—
	PEP	—	—	—
	SEP	3	3,338	1,442
Patrick J. Migliaccio	Non-Represented Plan	13	360,590	—
	PEP	13	181,811	—
	SEP	13	27,838	7,630
Amy Cradic	Non-Represented Plan	—	—	—
	PEP	—	—	—
	SEP	4	23,745	10,326
Richard Reich	Non-Represented Plan	16	436,753	—
	PEP	16	37,332	—
	SEP	16	4,125	3,174
Timothy F. Shea	Non-Represented Plan	24	1,074,140	—
	PEP	24	136,029	—
	SEP	24	—	1,835

Pension benefits are payable at age 65. Benefits may be paid as early as age 55 upon completion of 20 years of service. Benefits collected prior to age 60 and completion of 20 years of service (excluding disability retirements) are subject to early commencement reductions of up to 50 percent, depending on age at the time of commencement.

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The number of years of credited service for the named executive officers, assuming their continued employment by us until age 65, is set forth below:

Name	Years of Credited Service at 65	Years of Credited Service as of September 30, 2022
Stephen D. Westhoven	43	32
Patrick J. Migliaccio	30	13
Richard Reich	33	16
Timothy F. Shea	33	24

To the extent benefits that would otherwise be payable to an employee under the Non-Represented Plan and the 401(k) Plan exceed the specified limits on such benefits imposed by the Internal Revenue Code, we expect to pay such excess benefits to the employee at the time the employee receives payment under the respective plan. These excess benefit payments would be made from our general funds.

Supplemental Retirement Agreements

We have SERP Agreements with each of the named executive officers and certain other officers not named in the Summary Compensation Table, payable over a five-year period commencing with retirement at age 65. At projected retirement, the maximum amount payable to Mr. Westhoven under his SERP Agreement is currently $250,000. Mr. Migliaccio, Mr. Bel, Ms. Cradic and Mr. Reich and would each be entitled to maximum amounts of $125,000, while Mr. Shea would be entitled to a maximum amount of $100,000, under their respective SERP Agreements.

Defined Contribution Plan

We offer eligible employees the opportunity to participate in our 401(k) Plan. Generally, we match 85 percent of participants’ contributions up to six percent of base compensation subject to Internal Revenue Code and 401(k) Plan limits.

Additionally, for employees who are not eligible to participate in the defined benefit plans, NJR contributes between 3.5 percent and 4.5 percent of base compensation, depending upon years of service, into the 401(k) Plan on their behalf.

Non-Qualified Deferred Compensation

The NJR Officers’ Deferred Compensation Plan provides for the deferral of compensation of the named executive officers on a basis that is not tax qualified. We do not make matching contributions under this plan. Although all of the named executive officers are eligible to participate in the plan, none of the named executive officers have any amounts in such plan.

For additional information with respect to our non-qualified deferred compensation arrangements, please see “Compensation Discussion & Analysis — Deferred Compensation.”

Potential Payments Upon Termination or Change of Control

We believe our senior management and key employees are responsible for our success, and therefore it is important to provide reasonable protection to them in the event of a potential loss of employment following a change of control. It is our belief that the interests of shareowners will be best served if the interests of our senior management are aligned with them. Providing change of control benefits should offset any reluctance by senior management to pursue potential change of control transactions that may be in the best interests of shareowners. We also believe our arrangement helps us recruit talented executives by providing protections in the event we are acquired. We believe these potential change of control benefits are reasonable relative to the overall value of any potential transaction.

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2017 Plan

Under the 2017 Plan, in the event of a “change of control” (as defined in the 2017 Plan), the Board may, among other things, accelerate the entitlement to outstanding benefits awarded thereunder. The 2017 Plan and all of the agreements for equity awards issued thereunder have a “double-trigger” vesting requirement that requires a qualified termination following a change of control before acceleration of vesting. Pursuant to the 2017 Plan, a “change of control” will be deemed to have occurred if:

●

Beneficial ownership of 50 percent or more of our outstanding securities entitled to vote in elections of directors is acquired within a 12-month period by any person, entity or group;

●

There is a change in any 12-month period in such number of directors as constitutes a majority of the Board, unless the election, or the nomination for election by our shareowners, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the year; or

●

There is a completed merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of our assets, or a complete liquidation as a result of which the shareowners immediately prior to such event do not hold, directly or indirectly, a majority of the Voting Power (as defined in the 2017 Plan) of the acquiring or surviving corporation.

Supplemental Retirement Agreements

Pursuant to the SERP Agreements we have with each of the named executive officers, in the event of a change of control, the right to the amounts payable to each of them becomes immediately vested, and such amounts are immediately payable in the event of a subsequent termination of employment for any reason. A change of control is defined in the SERP Agreements as a reportable change of control under the proxy rules of the SEC, including the acquisition within a 12-month period of a 50-percent beneficial voting interest in us, or a change in any 12-month period in such number of directors as constitutes a majority of the Board, unless the election, or the nomination for election by our shareowners, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the year.

Employment Continuation Agreements

Our Employment Continuation Agreements provide each named executive officer certain rights if his or her employment with us is terminated within two years following the occurrence of a change of control. A summary of the terms of these agreements is provided under “Severance Policies — Amended and Restated Employment Continuation Agreements.”

The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if their employment terminated on September 30, 2022, using the closing market price per share of our Common Stock on that date of $38.70. The other values in the tables are merely estimates. The actual amounts to be paid out can only be determined at the time of a named executive officer’s separation from the Company.

The tables exclude amounts accrued through September 30, 2022, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual incentive awards for the fiscal year ended September 30, 2022. The table also excludes vested account balances under the 401(k) Plan, which are generally available to all of our salaried employees. In addition, the tables below reflect the hypothetical occurrence of both a change of control and a concurrent termination of a named executive officer in accordance with such named executive officer’s Employment Continuation Agreement, assuming this event took place on September 30, 2022.

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Name/Benefit Type	Retirement ($) (a)	Death ($) (b)	Disability ($) (c)		Termination Other Than Retirement, Death or Disability ($) (d)	Termination for Cause ($) (e)	Involuntary Termination Following a Change of Control ($) (f)
Stephen D. Westhoven
Cash Severance(1)	—	—	—		—	—	5,328,120
Acceleration of Equity Awards(2)	—	3,501,656	1,448,584	(3)	—	—	3,501,656
Retirement Benefits(4)	—	376,042	305,099		303,425	303,425	389,362
Medical and Insurance Benefits(5)	—	1,274,223	546,109		—	—	80,906
Other Benefits(6)	—	67,500	1,485,000		67,500	67,500	92,500
Roberto F. Bel
Cash Severance(1)	—	—	—		—	—	1,044,185
Acceleration of Equity Awards(2)	—	503,299	276,707	(3)	—	—	503,229
Retirement Benefits(4)	—	128,338	3,338		3,338	3,338	128,338
Medical and Insurance Benefits(5)	—	984,088	374,088		—	—	54,089
Other Benefits(6)	—	19,991	540,000		19,991	19,991	44,991
Patrick J. Migliaccio
Cash Severance(1)	—	—	—		—	—	1,535,661
Acceleration of Equity Awards(2)	—	1,087,867	440,843	(3)	—	—	1,087,867
Retirement Benefits(4)	—	155,734	74,161		73,725	73,725	158,725
Medical and Insurance Benefits(5)	—	1,080,685	455,418		—	—	54,183
Other Benefits(6)	—	11,942	690,000		11,942	11,942	36,942
Amy Cradic
Cash Severance(1)	—	—	—		—	—	1,253,128
Acceleration of Equity Awards(2)	—	806,102	345,956	(3)	—	—	806,102
Retirement Benefits(4)	—	148,745	23,745		17,809	17,809	142,809
Medical and Insurance Benefits(5)	—	1,050,000	400,000		—	—	—
Other Benefits(6)	—	9,616	600,000		9,616	9,616	34,616
Richard Reich
Cash Severance(1)	—	—	—		—	—	1,007,961
Acceleration of Equity Awards(2)	—	468,156	303,649	(3)	—	—	468,156
Retirement Benefits(4)	—	131,689	16,685		16,281	16,281	134,337
Medical and Insurance Benefits(5)	—	985,088	374,588		—	—	54,182
Other Benefits(6)	—	22,878	540,750		22,878	22,878	47,878
Timothy F. Shea
Cash Severance(1)	—	—	—		—	—	1,250,284
Acceleration of Equity Awards(2)	—	1,096,023	1,096,023		—	—	1,096,023
Retirement Benefits(4)	—	104,112	20,060		19,470	19,470	108,359
Medical and Insurance Benefits(5)	—	768,088	266,088		—	—	54,026
Other Benefits(6)	—	22,628	252,142		22,628	22,628	47,628
(1)

Cash Severance: Amount represents cash payment due to the named executive officer pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Continuation Agreement. None of the named executive officers would incur a Section 280G excise tax in relation to an involuntary termination following a change of control.

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(2)

Acceleration of Equity Awards: Acceleration of Equity Awards includes deferred stock retention units, RSUs, performance share units and PBRS. Performance share units and PBRS vest subject to certain conditions and are paid in the form of shares of Common Stock on a one-for-one basis.

Deferred stock retention units and RSUs: Amounts for RSUs and deferred stock retention units represent the value of Common Stock as of September 30, 2022.

Performance share units: Amounts for performance share units represent the value of Common Stock as of September 30, 2022. The amounts in columns (b), (c) and (f) reflect either (1) for the FY 2020 TSR Performance Share Units and FY 2020 NFE Performance Share Units, the actual payout based upon actual performance, which was certified by the LDCC on November 10, 2022; or (ii) for the FY 2021 TSR Performance Share Units and the FY 2021 NFE Performance Share Units and the FY 2022 TSR Performance Share Units and the FY 2022 NFE Performance Share Units, an estimated pro-rata payout based upon the number of days of the performance cycle the executive was still employed by us, based, as the case may be, either upon actual performance, or upon payout at the “target” amount. As such, the amounts in columns (b), (c) and (f) do not necessarily reflect the actual payout that would be determined at the end of the performance cycles for the FY 2021 TSR Performance Share Units and the FY 2021 NFE Performance Share Units as of September 30, 2023, and for the FY 2022 TSR Performance Share Units and the FY 2022 NFE Performance Share Units as of September 30, 2024.

PBRS: The amounts in columns (b), (c) and (f) for PBRS represent the value of the Common Stock on September 30, 2022. The amounts in columns (a), (b), (c) and (f) for the PBRS reflect an estimated pro-rata payout of the “target” amount based upon the number of days of the vesting period the executive was still employed by us. The amounts in column (a), (b), (c) and (f) for the PBRS do not reflect the actual payout that would be determined on the applicable vesting dates.

(3)

Acceleration of Equity Awards in the case of Disability: Long-term equity incentive awards would vest on a pro-rata basis with performance conditioned on the Company’s satisfaction of applicable performance goals. The satisfaction of such goals would be measured at the end of the performance period, and any payment would be made at that time. Due to the future performance measurement, the value of the unvested performance-based awards is not currently calculable.

(4)

Retirement Benefits: Retirement Benefits include Pension Plan, PEP, SEP and SERP benefits.

Retirement: The named executive officers were not eligible to retire under our retirement policy as of September 30, 2022 and their retirement as of that date would be considered a voluntary termination and the only amounts payable to them in that case are listed under column (d).

Pension Plan: For all columns except columns (b) and (c), amounts include a monthly payment to the executive commencing at age 60, the earliest age at which unreduced benefits are available, assuming the triggering event occurred as of September 30, 2022, payable for the life of the executive, assuming with respect to columns (d), (e) and (f), the executive elects the 50 percent joint and survivor annuity option, which is the default option under the Pension Plan. For column (b), the amount includes a monthly payment to the executive’s survivor at September 30, 2022, payable for the life of the survivor. For column (c), the monthly payment is assumed to commence immediately and assumes the executive elects the straight life annuity option. Note for column (f) that Pension and SERP benefits are not enhanced on a change in control. The only benefits payable in such event are those regularly provided by the plans. A portion of the PEP benefit may be subject to Section 409A of the Internal Revenue Code.

SEP: The amounts would be payable within 30 days following the end of the calendar quarter in which the triggering event occurs. These payments are subject to Section 409A of the Internal Revenue Code.

SERP: The figures in columns (a), (b) and (f) include the amount payable to the named executive officers or the named executive officer’s beneficiary, as applicable, in 60 monthly installments beginning on the first day of the calendar month commencing with the month following the date of termination or death. For columns (c), (d) and (e), the amounts include the cumulative termination benefit under the SERP Agreement as of September 30, 2022, payable in 60 equal monthly installments beginning at the later of the named executive officers attaining the age of 65 or the date of the named executive officer’s separation of service (as defined in the SERP Agreement). These amounts are subject to Section 409A of the Internal Revenue Code. Note for column (f) that Pension and SERP benefits are not enhanced on a change in control. The only benefits payable in such event are those regularly provided by the plans.

(5)

Medical and Insurance Benefits:

Life Insurance and Accidental Death & Dismemberment Insurance: Certain amounts included in columns (b) and (c) are payable to the beneficiary only if the death or dismemberment is deemed to be accidental. The amount listed in column (c) assumes the maximum payout in the case of dismemberment.

Travel & Accident Insurance: A certain amount included in column (b) is payable to the beneficiary only if the death occurs during travel or is deemed accidental.

Medical: The amount listed in column (b) consists of six months of COBRA coverage for Messrs. Bel, Reich and Shea, and the average annual premium expected to be paid over the lifetime of the surviving spouse for Messrs. Westhoven and Migliaccio. The amount listed in column (c) consists of six months of COBRA coverage for Messrs. Bel, Reich and Shea, and the average annual premium expected to be paid over the lifetimes of the named executive officer and spouse for Messrs. Westhoven and Migliaccio. Expected future premiums are determined based on the same assumptions used to develop postretirement health liabilities as of September 30, 2022. The amount listed in column (f) consists of the present value of premiums to be made by us for three years for Mr. Westhoven and two years each for Messrs. Bel, Migliaccio, Reich and Shea.

(6)

Other Benefits:

Salary Continuation Benefit: The amount listed in column (c) includes the total maximum benefit payable to the named executive officer in the event of a disability and represents the aggregate payment of the named executive officer’s base salary, as of September 30, 2022, for 18 months.

Vacation: Amounts reflected in this row include payment to the named executive officer for the named executive officer’s unused earned vacation time as of September 30, 2022.

Outplacement Benefit: The amount listed in column (f) includes the maximum outplacement services reimbursement payable by us.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	76

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CEO Pay Ratio

In accordance with Item 402(u) of Regulation S-K, we are disclosing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the individual we have identified as our median employee for this purpose. We believe our pay ratio is a reasonable estimate and has been calculated in a manner consistent with SEC rules based on the methodology described below.

We identified our median employee for fiscal year 2022 based on total cash compensation paid as of September 30, 2022, to all of our employees, other than our Chief Executive Officer, who were employed on September 30, 2022. We included all employees, whether employed on a full-time, part-time or seasonal basis, and we annualized the compensation of any permanent employee who was employed for less than the full 2022 fiscal year.

After identifying the median employee, we calculated 2022 annual total compensation for such employee using the same methodology that we use for our named executive officers as set forth in the “Totals” column in the 2022 Summary Compensation Table. The median of the annual total compensation of all of our employees (other than our Chief Executive Officer), calculated in a manner consistent with Item 402(u) of Regulation S-K, was $124,004. The annual total compensation of our Chief Executive Officer, Mr. Westhoven, during fiscal year 2022 was $4,612,774 as reported in the Summary Compensation Table. We reasonably estimate that the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our median employee was 37:1.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies and should not be used as a basis for comparison between companies.

2022 Summary Compensation Table Total Compensation Breakdown

The compensation of NJR’s Chief Executive Officer during fiscal year 2022, Mr. Westhoven, and our median employee is broken down as follows:

Employee	Year	Salary	Stock Awards	Bonus	Non-Equity Incentive Plan Compensation	Change in Pension Value	All Other Compensation	Total
Stephen D. Westhoven	2022	$884,417	$2,254,623	$—	$1,409,958	$—	$63,776	$4,612,774
Median Employee	2022	$102,047	—	$2,000	$11,500	$—	$8,457	$124,004

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	77

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NON-BINDING PROPOSAL TO APPROVE THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

ITEM 2  ON PROXY CARD

The LDCC designs our named executive officers’ compensation program to reward the achievement of our short-term and long-term objectives and to relate the compensation to the value created for our shareowners. We believe our compensation program also reflects competition and best practices in the marketplace. The mix of compensation components is competitive with that of other companies of similar size and operational characteristics, links compensation to individual and corporate performance, and encourages stock ownership by senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2022, the LDCC believes the total compensation for each of the named executive officers is reasonable and effectively achieves the objectives of aligning compensation with performance measures directly related to our financial goals and creating shareowner value without encouraging our named executive officers to take unnecessary or excessive risks.

The Compensation Discussion and Analysis section of this Proxy Statement, and the accompanying tables and narrative, provide a comprehensive review of our named executive officer compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal.

For the reasons stated above and as required by Section 14A of the Exchange Act, we are requesting your non-binding approval of the following resolution:

“RESOLVED, that the shareowners approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2023 Annual Meeting of Shareowners pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2022 Summary Compensation Table, the other related tables and the accompanying narrative.”

Your vote on this proposal will be non-binding on the Board and us and will not be construed as overruling a decision by the Board or us. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the Board values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as it deems appropriate.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE TO APPROVE THE NON-BINDING ADVISORY PROPOSAL APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	78

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NON-BINDING PROPOSAL TO APPROVE THE
FREQUENCY (ONE, TWO OR THREE YEARS) OF THE
NON-BINDING SHAREOWNER VOTE TO APPROVE THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

ITEM 3  ON PROXY CARD

Pursuant to the SEC’s rules, not less frequently than once every six years, we will include an advisory resolution subject to a non-binding shareowner vote to approve the compensation of our named executive officers in the proxy materials for a meeting of shareowners where executive compensation disclosure is required by the SEC rules. The approval of this resolution is included as Item 3 in this Proxy Statement.

We request your vote to determine whether this non-binding shareowner vote to approve the compensation of our named executive officers should occur every one, two or three years.

We believe that a non-binding shareowner vote on executive compensation should occur every year. We believe that a one-year frequency provides the highest level of accountability and communication by enabling the non-binding shareowner vote to approve the compensation of our named executive officers to correspond with the most recent executive compensation information presented in our proxy statement for our annual meetings of shareowners.

We believe that providing the vote only every two or three years may prevent shareowners from communicating in a meaningful and coherent manner. For example, we may not know whether the shareowner vote approves or disapproves of compensation for the reporting period or the compensation for previous reporting periods or both. As a result, it could be difficult to discern the implications of the shareowner vote. We will continue to evaluate the appropriate frequency for the shareowner advisory vote on executive compensation.

For the reasons stated above, the Board recommends a vote for a ONE-YEAR frequency for the non-binding shareowner vote to approve the compensation of our named executive officers. Note that shareowners are not voting to approve or disapprove the recommendation of the Board with respect to this proposal. Instead, each proxy card provides four choices with respect to this proposal: a one, two or three year frequency or shareowners may abstain from voting on the proposal.

Your vote on this proposal will be non-binding on us and the Board and will not be construed as overruling a decision by us or the Board. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board. However, the Board values the opinions that our shareowners express in their votes and will consider the outcome of the vote when making future compensation decisions, as it deems appropriate.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE FOR A ONE-YEAR FREQUENCY FOR THE NON-BINDING SHAREOWNER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	79

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RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

ITEM 4  ON PROXY CARD

The Audit Committee has retained Deloitte & Touche LLP as our independent registered public accounting firm to report to the shareowners on our financial statements for the fiscal year ending September 30, 2023. Although submission of the appointment of an independent registered public accounting firm to shareowners for ratification is not required by law, the Board, consistent with its past policy, considers it appropriate to submit the selection of an independent registered public accounting firm for shareowner approval. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

Information relating to fees paid to Deloitte & Touche LLP over the past two years is set forth below. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares of our Common Stock present, or represented by proxy, and voted at the Meeting is required for the approval of this item. The shares represented by the proxies will be voted for approval of the ratification of the appointment of Deloitte & Touche LLP (unless otherwise indicated on the proxy). The Board has not determined what action it would take if the shareowners do not approve the selection of Deloitte & Touche LLP, but may reconsider its selection if the shareowners’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the fiscal year if it determines that such a change would be in our best interests and in the best interests of our shareowners.

Independent Registered Public Accounting Firm Fees

Aggregate fees billed to us for the fiscal years ended September 30, 2022, and 2021, by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively, “Deloitte”) are shown in the following table:

	Fiscal Year Ended September 30,
	2022 ($)	2021 ($)
Audit Fees	2,819,955	2,810,397
Audit-related Fees	—	45,000
Total Audit and Audit-related Fees	2,819,955	2,855,397
Tax Fees	82,950	82,950
All Other Fees	41,517	11,517
TOTAL FEES	2,944,422	2,949,864
Audit Fees

Audit fees include professional services rendered by Deloitte for the audit of our annual financial statements, including its assessment of our internal controls over financial reporting, the reviews of the financial statements included in our quarterly reports on Form 10-Q, and accounting consultations related to business transactions and a change in accounting policy. This category also includes fees for audits provided in connection with statutory filings and services that generally only the principal auditor can reasonably provide to a client including comfort letters, consents, and assistance with and review of documents filed with the SEC.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	80

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Audit-Related Fees

Audit-related fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”

Tax Fees

Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes, planning, research, and advice supporting our efforts to maximize the tax efficiency of our operations for fiscal years 2022 and 2021.

All Other Fees

All other fees are fees for products or services other than those in the above three categories. Amounts in this category primarily related to the use of accounting research tools.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a written policy requiring advance pre-approval for all audit services and permitted non-audit services provided by our independent registered public accounting firm. Our Chief Financial Officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance. Under the policy, our Audit Committee receives a detailed presentation of an annual budget and plan defining all audit services and proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm. Any services included within the budget and plan approved by the Audit Committee require no further Audit Committee approval for that budget year. The pre-approval requirements do not prohibit the delivery of permissible non-audit services that were not recognized as non-audit services at the time of the engagement if all such services are less than five percent of revenues paid to the independent registered public accounting firm for the fiscal year and if those services are approved by the Audit Committee before the audit is completed. The Audit Committee approved in advance each professional service performed by Deloitte & Touche LLP during fiscal year 2022 and considered the possible effect on that firm’s independence.

THE BOARD RECOMMENDS THAT SHAREOWNERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	81

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AUDIT COMMITTEE REPORT

In accordance with the Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee is “independent” as required by the applicable listing standards of the NYSE and the rules of the SEC. During the fiscal year ended September 30, 2022, the Audit Committee met seven times. The Audit Committee reviewed and discussed the interim financial information contained in the Company’s Quarterly Reports on Form 10-Q and discussed press releases announcing earnings with our Chief Financial Officer and the independent registered public accounting firm before they were released.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the Company’s independent registered public accounting firm. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board, including the appointment, termination, compensation and oversight of the quality of the work of the Company’s independent registered public accounting firm. The Audit Committee reviews the Company’s independent registered public accounting firm’s independence, the services provided and its fees, and the selection of the lead engagement partner, as well as Public Company Accounting Oversight Board and peer review reports of its performance. The Company’s management has primary responsibility for the financial statements and reporting process, including the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an integrated audit of the Company’s financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board.

In discharging its oversight responsibility of the audit process, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, required by applicable requirements of the Public Company Accounting Oversight Board, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm that firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and internal audit functions, organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee reviewed and discussed with the independent registered public accounting firm all communications required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the Company’s financial statements. The Audit Committee reviewed and discussed with the independent registered public accounting firm the critical accounting policies, practices and estimates arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended September 30, 2022, with management and the independent registered public accounting firm.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2022, for filing with the SEC. The Audit Committee also reappointed Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

Gregory E. Aliff, Chair
Donald L. Correll
James H. DeGraffenreidt, Jr.
Robert B. Evans
M. Susan Hardwick
Thomas C. O’Connor
George R. Zoffinger

Dated: November 10, 2022

This “Audit Committee Report” will not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and it will not otherwise be deemed filed under such Acts.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	82

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QUESTIONS AND ANSWERS ABOUT THE MEETING

1.

Who is asking for my vote, and why am I receiving this document?

We are providing this Proxy Statement and related proxy card to our shareowners in connection with the solicitation by the Board of proxies to be voted at the Meeting. The Board asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this Proxy Statement.

2.

Who is entitled to vote?

Only holders of record of outstanding shares of our Common Stock at the close of business on November 29, 2022, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were 96,430,381 outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote for each director nominee and one vote with respect to each other matter.

3.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. Mr. Richard Reich and Ms. Tejal K. Mehta have been designated as proxies or proxy holders for the Meeting. Proxies properly executed and received by our Corporate Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof, including any special instructions.

4.

What is a voting instruction form?

If you are a street name shareowner (as defined below in Question 8), you are entitled to direct your bank, broker or other nominee as to how to vote the shares that institution holds on your behalf. The voting instruction form describes how you wish your shares of Common Stock to be voted.

5.

What am I voting on?

You will be voting on each of the following items of business:

●

The election as directors of one nominee to the Board for a term expiring in 2025 and three nominees to the Board for terms expiring in 2026

●

The approval of a non-binding advisory resolution approving the compensation of our named executive officers

●

A non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareowner vote to approve the compensation of our named executive officers

●

The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023

●

Any other business that may properly come before the Meeting or any adjournments or postponements thereof

6.

How many votes must be present to hold the Meeting?

A majority of the outstanding shares of Common Stock as of the Record Date must be present or represented by proxy at the Meeting. This is referred to as a quorum. Abstentions, withheld votes, and shares of record held by a broker or its nominee (“broker shares”) that are voted on any matter are included in determining the existence of a quorum. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	83

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7.

How many votes are required to approve each proposal?

The table below shows, for each proposal, the vote required to approve the proposal and the Board’s recommendation.

Proposal	Required vote	Board recommendation	Effect of abstentions and broker non-votes*
Election of directors	Each nominee must receive the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors	FOR each nominee	No effect
Non-binding advisory resolution regarding the compensation of our named executive officers	The number of votes cast in favor of the proposal must exceed the number of votes cast against the proposal	FOR	No effect
Non-binding advisory resolution as to the frequency (every one, two or three years) on the non-binding shareowner vote regarding the compensation of our named executive officers

Shareowners are not voting to approve or disapprove the recommendation of the Board with respect to this proposal. The non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareowner vote regarding the approval of the compensation of our named executive officers will require you to choose between a frequency of every one, two or three years or abstain from voting.

		For ONE YEAR	No effect
Ratification of the appointment of Deloitte & Touche LLP	The number of votes cast in favor of ratification must exceed the number of votes cast opposing ratification	FOR	No effect
* See Question 11 for an explanation of “broker non-votes.”
8.

How do I vote?

Registered shareowners (shareowners who hold Common Stock in their own name registered with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., or in certificated form) or employees who hold Common Stock through our NJR Employees’ Retirement Savings Plan (our “401(k) Plan”) may vote by proxy in one of the following three ways:

If you received your proxy materials by mail, complete, properly sign, date and mail the enclosed proxy card or voting instruction form
Go to www.proxyvote.com and follow the instructions included on the proxy card or voting instruction form
Call 1-800-690-6903 and follow the instructions included on the proxy card or voting instruction form

The telephone and internet voting procedures are designed to authenticate shareowners’ and plan participants’ identities, to allow shareowners and plan participants to give their proxies or voting instructions, and to confirm that such instructions have been properly recorded. Instructions for voting by telephone or over the internet are included on the enclosed proxy card or voting instruction form.

Shareowners who hold Common Stock through banks, brokers or other nominees (“street name shareowners”) who wish to vote at the Meeting should receive voting instructions from the institution that holds their shares. Please contact the institution that holds your shares if you have not received voting instructions. Street name shareowners may be eligible to vote their shares by telephone or Internet by following the voting instructions provided by the bank, broker or other nominee that holds the shares; or by completing, dating and signing the voting instruction form and returning it in the enclosed prepaid envelope.

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The deadline for voting via the internet or telephone is 11:59 p.m., Eastern Time, on January 24, 2023, for shares held directly and 11:59 p.m., Eastern Time, on January 19, 2023, for shares held through our 401(k) Plan or any other plans holding shares of Common Stock.

Voting during the Virtual Meeting.

You may vote via the Internet during the Meeting by visiting: www.virtualshareholdermeeting.com/NJR2023.

Only shareowners of record at the close of business on the Record Date are entitled to participate in and to vote at the Meeting. To participate in the Meeting, you will need the 16-digit control number included on your Notice Regarding Availability of Proxy Materials or on your proxy card or any additional voting instructions that accompanied your proxy materials.

9.

How do I attend the Meeting?

The Meeting will be held only through a remote communication in a virtual meeting format, via Webcast, with no physical in-person meeting. You can attend the Meeting live via Webcast at www.virtualshareholdermeeting.com/NJR2023. Online check-in will begin at 9:30 a.m., Eastern Time. Please allow ample time for the online check-in process. To participate in the Meeting, you will need the 16-digit control number included on your Notice Regarding Availability of Proxy Materials or on your proxy card or any additional voting instructions that accompanied your proxy materials. If your shares are held in the name of a bank, brokerage firm or other nominee, you should follow the instructions provided by such nominee in order to participate in the Meeting.

10.

How will my shares be voted if I sign, date and return my proxy card or voting instruction form, but do not provide complete voting instructions with respect to each proposal?

You should specify your vote for each matter on the enclosed proxy.

Unless otherwise directed, the individuals named as proxies on your proxy card will vote all properly executed, returned and not-revoked proxy cards or voting instruction forms (I) FOR the election of all the director nominees listed thereon; (II) FOR the non-binding advisory resolution regarding approval of the compensation of our named executive officers; (III) for a ONE-YEAR frequency for the non-binding shareowner vote regarding approval of the compensation of our named executive officers; and (IV) FOR the proposal to ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023, with the following two exceptions:

●

Shares of Common Stock held in our 401(k) Plan for which no direction is provided on a properly executed, returned and not-revoked voting instruction form will be voted proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received with respect to such proposals

●

Shares of Common Stock held in our 401(k) Plan for which timely and valid voting instructions are not received will be considered to have been designated to be voted by the trustee in accordance with the recommendation of the Company’s management

As to any other business that may properly come before the Meeting, the individuals named in the enclosed proxy card or voting instruction form will vote the shares of Common Stock represented by the proxy as the Board may recommend, or otherwise at the proxy holders’ discretion. The Board does not presently know of any other such business.

11.

How will my shares be voted if I do not return my proxy card or my voting instruction form?

If your shares of Common Stock are registered in your name with our transfer agent, your unvoted shares will not be represented at the Meeting and will not count toward the quorum requirement, as explained under Question 6, “How many votes must be present to hold the Meeting?” on page 83, unless you attend the Meeting to vote them in person.

If you are a street name shareowner, your shares may be voted even if you do not provide your bank, broker or other nominee with voting instructions. Under the rules of the NYSE, your bank, broker, or other nominee may vote your shares in its discretion on “routine” matters, but may not vote your shares on proposals that are not considered routine. When a proposal is not a routine matter and your bank,

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broker or other nominee has not received your voting instructions with respect to such proposal, your bank, broker or other nominee cannot vote your shares on that proposal. This is called a “broker non-vote.”

Without your specific instructions as to how to vote, your bank, broker or other nominee may not vote your shares with respect to (I) the election of the director nominees, (II) the non-binding advisory resolution regarding the approval of the compensation of our named executive officers, or (III) the non-binding proposal regarding the non-binding vote as to the frequency of the non-binding shareowner vote regarding the approval of the compensation of our named executive officers. Under NYSE rules, these matters are not considered routine matters. Based on NYSE rules, we believe that the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023, is a routine matter for which brokerage firms may vote on behalf of their clients without voting instructions. Therefore, if you are a shareowner whose shares of Common Stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction form, your bank, broker or other nominee may vote your shares FOR the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023. Please return your proxy card so your vote can be counted.

12.

How are abstentions and broker non-votes counted?

Only votes cast “for” or “against” are included in determining the votes cast with respect to any matter presented for consideration at the Meeting. As described above, when brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name, will be treated as present for purposes of determining whether a quorum is present at the Meeting. As with the other proposals, abstentions and broker non-votes will not count either in favor of or against the non-binding proposal regarding an advisory vote as to the frequency of the non-binding shareowner vote regarding the approval of the compensation of our named executive officers.

13.

What if I change my mind after I vote?

You may change or revoke your proxy at any time before it is exercised by (I) submitting a properly signed proxy with a later date, (II) voting by telephone or the internet at a later time, or (III) voting via the Internet during the Meeting by participating virtually. See the enclosed proxy card for instructions. Attendance at the Meeting will not by itself revoke a previously granted proxy.

If you are a street name shareowner, you must follow the instructions found on the voting instruction form you received or contact your bank, broker or other nominee to change or revoke your previously given proxy.

14.

Who pays the cost of proxy solicitation?

NJR will pay all expenses of soliciting proxies, including clerical work, printing and postage. Our officers and other employees may personally solicit proxies or solicit proxies by mail, telephone, facsimile or internet, but we will not provide compensation for such solicitations. In addition, we have agreed to pay Laurel Hill Proxy Advisory Group, LLC a fee of approximately $7,000 plus reasonable expenses for proxy solicitation services. We will also reimburse banks, brokers and other firms holding shares in their names, or in the names of nominees, for expenses incurred sending material to beneficial owners and obtaining proxies from beneficial owners.

15.

Could other matters be decided in the Meeting?

The Board does not know of any other business that may be brought before the Meeting. However, if any other matters should properly come before the Meeting or at any adjournment or postponement thereof, the individuals named in the accompanying proxy will vote on such matters as they, in their discretion, may determine.

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16.

How do I ask a question at the Meeting?

Shareowners as of the Record Date may submit questions either before or during the Meeting. To submit a question at any time before 11:59 p.m. Eastern Time, on January 24, 2023, log into www.proxyvote.com, enter your 16-digit control number included in the Notice Regarding Availability of Proxy Materials and follow the instructions to submit a question. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.”

Alternatively, we will hold a live question and answer session during the Meeting and shareowners may submit questions live by logging into the Meeting at www.virtualshareholdermeeting.com/NJR2023, typing your question into the “Ask a Question” field, and clicking “Submit.” Please identify yourself when asking a question.

We intend to answer properly submitted questions that are pertinent to the Company and the Meeting matters, as time permits. However, we reserve the right to exclude questions that are irrelevant to the business of the Company, not pertinent to Meeting matters, derogatory or in bad taste, or relate to pending or threatened litigation, personal grievances, or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.

17.

How do I make a shareowner proposal for the 2024 Annual Meeting of Shareowners?

We must receive proposals from shareowners intended to be presented at the 2024 Annual Meeting of Shareowners, on or before August 17, 2023, to be considered for inclusion in our Proxy Statement and on our proxy card/voting instruction form for that meeting. Shareowners submitting such proposals must meet the ownership and holding requirements set forth in Rule 14a-8.

Our Bylaws also set forth the procedures a shareowner must follow to nominate directors or to bring other business to be considered at shareowner meetings, even if such matters will not be included in our Proxy Statements. For a shareowner to nominate a candidate for director at the 2024 Annual Meeting of Shareowners, we must receive notice of the nomination no later than October 28, 2023. The notice must describe various matters regarding the nominee, including name, address, occupation and shares held. In addition to the requirements set forth in our Bylaws, any notice of nomination must also comply with the notice requirements set forth in Rule 14a-19 of the Exchange Act, and any shareowner soliciting proxies in support of director nominees must meet all other procedural requirements set forth in Rule 14a-19, including minimum solicitation requirements. Because our advance notice bylaws require earlier notice than Rule 14a-19, all notices required under Rule 14a-19 must also be provided no later than October 28, 2023.

Additionally, under our Bylaws, for a shareowner to bring other matters before the 2024 Annual Meeting of Shareowners, we must receive notice no later than October 28, 2023. The notice must include a description of the proposed business, the reasons therefore, and other matters specified in our Bylaws. In each case, the notice must be timely given to our Corporate Secretary, whose address is Office of the Corporate Secretary, 1415 Wyckoff Road, Wall, New Jersey 07719. The Bylaws are available on our website at investor.njresources.com under the caption “Corporate Governance.”

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	87

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CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Electronic Access to Proxy Materials and Annual Reports

Our Proxy Statement and Annual Report are available on our website at investor.njresources.com. Paper copies of these documents may be requested by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more shareowners of record reside at the same address. Each shareowner will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive, and reduces our expenses and the environmental impact of the Meeting. Shareowners of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement. Shareowners of record voting via telephone or over the internet can choose householding for all future proxy materials by following the instructions provided by telephone or over the internet, as applicable. Once given, a shareowner’s consent to householding will remain in effect until it is revoked it by notifying our Corporate Secretary. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareowners of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719 or by telephone at (732) 919-8039.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the Annual Report on Form 10-K by contacting our Corporate Secretary. Beneficial owners with the same address who receive more than one Proxy Statement and Annual Report on Form 10-K may request delivery of a single Proxy Statement and Annual Report on Form 10-K by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, New Jersey Resources Corporation, 1415 Wyckoff Road, Wall, New Jersey 07719.

Incorporation by Reference

Notes 10 and 11 to our Consolidated Financial Statements beginning on page 110, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 on page 30, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022; Notes 10 and 11 to our Consolidated Financial Statements beginning on page 111, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 on page 36, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2021; and Notes 10 and 11 to our Consolidated Financial Statements beginning on page 115, and the reconciliation of our non-GAAP financial measures in Part II, Item 7 beginning on page 37, each as set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, are hereby incorporated by reference into this Proxy Statement.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	88

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OTHER MATTERS

The Board is not aware of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the individual(s) voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors

TEJAL K. MEHTA
Corporate Secretary and
Assistant General Counsel
Dated: December 15, 2022

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	89

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APPENDIX A RECONCILIATION OF NET INCOME (GAAP)
TO NET FINANCIAL EARNINGS (NON-GAAP) AND
EARNINGS PER SHARE (GAAP) TO NET FINANCIAL
EARNINGS PER SHARE (NON-GAAP)

Our management uses NFE, a non-GAAP financial measure, when evaluating our operating results. NJRES economically hedges its natural gas inventory with financial derivative instruments. NFE is a measure of the earnings based on eliminating timing differences surrounding the recognition of certain gains or losses, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas and, therefore, eliminates the impact of volatility to GAAP earnings associated with the derivative instruments. To the extent we utilize forwards, futures or other derivatives to hedge forecasted Solar Renewable Energy Credit (“SREC”) production, unrealized gains and losses are also eliminated from NFE. NFE also excludes impairment charges associated with equity method investments, which are a non-cash charge considered unusual in nature that occur infrequently and are not indicative of the Company’s performance for our ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.

Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for or a replacement of, the comparable GAAP measure and should be read in conjunction with those GAAP results.

Below is a reconciliation of consolidated net income, the most directly comparable GAAP measure, to NFE and earnings per share to NFEPS for the fiscal years ended September 30, 2022, 2021 and 2020:

($ shown in thousands)	2022	2021	2020
Net Income	$274,922	$117,890	$163,007
Add:
Unrealized loss (gain) on derivative instruments and related transactions	(59,906)	54,203	(9.644)
Tax effect	14,248	(12,887)	2,296
Effects of economic hedging related to natural gas inventory	19,939	(42,405)	12,690
Tax effect	(4,738)	10,078	(3,016)
Impairment of equity method investment	(5,521)	92,000	—
Tax effect	1,377	(11,167)	—
Net financial earnings	$240,321	$207,712	$165,333
Basic earnings per share	$2.86	$1.23	$1.72
Add:
Unrealized loss (gain) on derivative instruments and related transactions	(0.62)	0.56	(0.10)
Tax effect	0.15	(0.13)	0.02
Effects of economic hedging related to natural gas inventory	0.21	(0.44)	0.13
Tax effect	(0.05)	0.10	(0.03)
Impairment of equity method investment	(0.06)	0.96	—
Tax effect	0.01	(0.12)	—
Basic net financial earnings per share	$2.50	$2.16	$1.74

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	A-1

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NJRES: A reconciliation of NJRES’ net income (loss), the most directly comparable GAAP financial measure to NFE, is as follows for fiscal years ended September 30:

($ shown in thousands)	2022	2021	2020
Net Income (loss)	$69,650	$58,957	$(11,008)
Add:
Unrealized loss (gain) on derivative instruments and related transactions	(60,000)	58,362	(8,583)
Tax effect(1)	14,270	(13,875)	2,044
Effects of economic hedging related to natural gas inventory	19,939	(42,405)	12,690
Tax effect	(4,738)	10,078	(3,016)
Net financial earnings	$39,121	$71,117	$(7,873)
(1)

Includes taxes related to an intercompany transaction between NJNG and NJRES that have been eliminated in consolidation of approximately $(21,000), $988,000 and $252,000 for the fiscal years ended September 30, 2022, 2021 and 2020, respectively.

S&T: Management uses NFE, a non-GAAP financial measure, when evaluating the operating results of S&T. Certain transactions associated with equity method investments and their impact, including impairment charges, which are non-cash charges, and the return of capital in excess of the carrying value of our investment, are excluded for NFE purposes. The details of such adjustments can be found in the table below. Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP, and should be considered in addition to, and not as a substitute for the comparable GAAP measure. A reconciliation of S&T’s net income, the most directly comparable GAAP financial measure to NFE, is as follows:

($ shown in thousands)	2022	2021	2020
Net Income (loss)	$26,598	$(67,787)	$18,311
Add:
(Gain on) impairment of equity method investment	(5,521)	92,000	—
Tax effect	1,377	(11,167)	—
Net financial earnings	$22,454	$13,046	$18,311

Net Income (loss) equals NFE for NJNG and NJRCEV for the years ended September 2022, 2021 and 2020, respectively.

NEW JERSEY RESOURCES	2022 PROXY STATEMENT	A-2

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New Jersey Resources

WWW.NJRESOURCES.COM
1415 WYCKOFF ROAD • PO BOX 1468 • WALL, NJ 07719 • 732-938-1480

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New Jersey Resources

NEW JERSEY RESOURCES CORPORATION
1415 WYCKOFF ROAD
WALL, NJ 07719

SCAN TO VIEW MATERIALS & VOTE

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 24, 2023 for shares held directly and by 11:59 p.m. Eastern Time on January 19, 2023 for shares held in NJR's 401(k) Plan or any other plans holding our common stock. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 24, 2023 for shares held directly and by 11:59 p.m. Eastern Time on January 19, 2023 for shares held in NJR's 401(k) Plan or any other plans holding our common stock. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to conserve paper and reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

If you vote by telephone or Internet, please do not send your proxy by mail.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D93676-P82255 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NEW JERSEY RESOURCES CORPORATION

The Board of Directors recommends that you vote FOR all the nominees listed:

	For All	Withhold All	For All Except
1. Election of the following four Directors that were named in the Proxy Statement; one of them for a term expiring in 2025 and three of them with terms expiring in 2026.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael A. O'Sullivan (term expiring 2025)
02) Jane M. Kenny (term expiring 2026)
03) Sharon C. Taylor (term expiring 2026)
04) Stephen D. Westhoven (term expiring 2026)

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve a non-binding advisory resolution approving the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote for 1 YEAR:

	1 Year	2 Years	3 Years	Abstain
3. To provide a non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareowner vote to approve the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Shareowners also will consider and act upon such other business that may properly be brought before the meeting or any adjournments or postponements thereof.

Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

In case of joint owners, each owner should sign. When signing in a fiduciary or representative capacity, please give full title as such. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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DIRECTIONS TO ATTEND THE ANNUAL MEETING OF SHAREOWNERS VIRTUALLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

D93677-P82255

Proxy — New Jersey Resources Corporation

1415 Wyckoff Road, Wall, NJ 07719
Solicited on behalf of the BOARD OF DIRECTORS
for the 2023 Annual Meeting of Shareowners

The undersigned hereby appoints Richard Reich and Tejal K. Mehta, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareowners of New Jersey Resources Corporation to be held at 9:30 a.m., Eastern Time, on Wednesday, January 25, 2023, and at any adjournment or postponement thereof, and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, and, if applicable, hereby directs the trustee(s) of the employee benefit plan(s) shown on this card to vote the shares of stock allocated to the account of the undersigned on all matters properly coming before the meeting.

The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. **If no direction is made, this Proxy will be voted FOR all nominees, FOR Proposal 2, for 1 YEAR for Proposal 3 and FOR Proposal 4 and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any and all adjournments or postponements thereof.**

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE